UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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CANOPY GROWTH CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2021 Proxy Statement

And Notice of Annual General and Special Meeting of Shareholders

To be held on Tuesday, September 14, 2021

July 28, 2021

Dear Shareholder:

On behalf of the Board of Directors and management of Canopy Growth Corporation (“Canopy”, “we”, “our” or the “Company”), I am pleased to invite you to the 2021 Annual General and Special Meeting of shareholders (the “Meeting”), which will be held on September 14, 2021 at 2:00 p.m., Toronto time. We will hold the Meeting in a virtual only format, which will be conducted via live audio webcast at www.virtualshareholdermeeting.com/WEED2021.

As the world continues to navigate the impacts of the global COVID-19 pandemic, the importance of Canopy’s vision of unleashing the power of cannabis to improve lives feels ever more pressing.

Over the last year, we completed the necessary work to drive the realization of this vision. We transformed Canopy Growth into a more purpose-driven, consumer packaged goods (“CPG”) organization with strong talent across all roles. Through our deep investments in insights, we are uncovering the innovations and creating the products and brands that reimagine what is possible with cannabis. As we champion an end to cannabis prohibition and find new ways to support our world-class workforce, we are setting the standard for the industry with integrity and intention.

In our 2021 letter to shareholders, which is included in the 2021 Annual Report, we share our results for the past fiscal year and discuss how our strategic approach is driving us to lead the industry and advancing our path to profitability.  Additional details on FY2021 performance and the focus ahead will be discussed at the Meeting.

The attached Notice of 2021 Annual General and Special Meeting and Proxy Statement describes the formal business to be conducted at the Meeting. Registered shareholders and duly appointed proxy holders will have an equal opportunity to participate in the Meeting online regardless of their geographic location.

As a shareholder, you are playing a critical role in the future of a transformative industry and your vote is important. Whether or not you plan to attend the Meeting, please vote either electronically using the telephone and internet voting procedures described on the proxy card or voting instruction form, or complete, sign, date, and return the enclosed proxy card or voting instruction form in the envelope provided at your earliest convenience.

Thank you for your continued support of Canopy.

Sincerely, (signed) “David Klein” David Klein Chief Executive Officer (signed) “Judy A. Schmeling” Judy A. Schmeling Chair of the Board of Directors

Proxy Statement Summary

This proxy statement contains proposals to be voted on at the Meeting and other information about our Company and our corporate governance practices. Below we provide a brief summary of certain information contained in this proxy statement. The summary does not contain all of the information you should consider. Please read the entire proxy statement carefully before voting.

VOTING MATTERS

	Board Vote Recommendation	Page Number
Proposal 1: Director Election	FOR each Director Nominee	11
Proposal 2: KPMG Re-Appointment	FOR	75
Proposal 3: Bylaw Amendment	FOR	76
Proposal 4: Say-On-Pay Proposal	FOR	77

Fiscal 2021 Business Performance Highlights

During Fiscal 2021, we transformed Canopy to a CPG organization, reinforcing a foundation for sustained growth and long-term success. Net revenue increased 37% during Fiscal 2021 over the prior year driven by double-digit growth across our cannabis and other consumer products businesses. Our Fiscal 2021 highlights include:

OUR VISION:

UNLEASHING THE POWER OF
CANNABIS TO IMPROVE LIVES

•	Maintained #1 market share in the total flower category in the Canadian recreational market during in Fiscal 2021, capturing over 17% share of the market.
•	Launched our beverage portfolio in the Canadian recreational market and captured 35% dollar share of the total beverage category during the full year of Fiscal 2021.
•	Successfully launched a range of Martha Stewart health and wellness CBD products in the United States including gummies, softgels and oils, in Fiscal 2021. Martha Stewart CBD products are the #5 brand out of 80 in the CBD supplement category in the food, drug and convenience channel, according to Information Resources, Inc. (“IRI”) data for the 10 weeks ended May 16, 2021.
•	Launched our Quatreau CBD beverages in the United States in Q4 2021 and became the first US CBD beverage brand to sign with North America’s largest wine and alcohol distributor, Southern Glazer’s Wine & Spirit.
•	Secured expanded distribution through agreements with leading beverage distributors and Constellation Brands’ distribution network for BioSteel “ready to drink” beverages which is already a top 7 sports nutrition brand despite having only 3.6% distribution as measured by IRI data for the 13 weeks ended May 16, 2021. (1)
•	Storz & Bickel (S&B) vaporizer products concluded a strong year with 67% revenue growth year-over-year driven by expanded distribution and a strong consumer pull.

(1) Distribution is measured using the total annual sales volume of retailers that can be aggregated from individual store-level up to larger geographical sites (“all commodity volume” or “ACV”).

Board Overview

You are being asked to vote on the election of the following seven directors. Additional information about each nominee’s skill set, background and experience can be found beginning on page 11.

Name	Director Since	Committee Memberships	Other Public Company Boards
Judy A. Schmeling (Board Chair)	2018	Audit Committee	2
David Klein (CEO)	2018	N/A	N/A
Robert L. Hanson	2018	CGCN Committee (2)	N/A
David Lazzarato	2020	Audit Committee (Chair) CGCN Committee	1
James A. Sabia, Jr.	2020	CGCN Committee	N/A
Theresa Yanofsky	2020	Audit Committee CGCN Committee (Chair)	2
William A. Newlands	2018	N/A	2

(2) Corporate Governance, Compensation and Nominating Committee.

Corporate Governance Highlights

Compensation Strategy and Decisions

Executive Compensation Decisions in Fiscal 2021

The CGCN Committee recommends to the Board the Company’s approach to executive compensation, including the compensation of the CEO and his direct reports. Following a comprehensive review of our compensation philosophy, policies and incentive programs in Fiscal 2020, the Company continued to enhance its approach to executive compensation in Fiscal 2021.

Short-Term Incentives

For Fiscal 2021, the Board approved awards for executives, including the CEO, determined in accordance with the short-term incentive (“STI”) plan design, without the use of any discretion, resulting in a payout factor of 140.8% of target.

Long-Term Incentives

The long-term incentive (“LTI”) grants were made according to the approved LTI plan in late March 2020 (Fiscal 2020 for disclosure purposes), however, the Board determined that due to the difficulty in establishing reasonable performance metrics due to the COVID-19 pandemic, the full value share units, comprising 50% of executive LTI grants, would have no performance conditions (granted as RSUs). The remaining 50% were granted in stock options, in accordance with the LTI plan.

CEO Compensation

Following the CGCN Committee’s review of corporate and individual performance at the end of the year, for Fiscal 2021, the Board approved the CEO’s short-term incentive payout at the calculated corporate level of 140.8% of target. For fiscal 2021, the CEO was granted targeted levels of long-term incentives (300% of base salary). Overall, consistent with solid progress in the year, the CEO’s actual total cash compensation for Fiscal 2021 was 123% of target.

The Board reviewed the CEO’s target total direct compensation for Fiscal 2022 in context of, among other information, peer benchmarking data and individual performance, and approved an increase to his LTI award from 300% of base salary to 350% of base salary, resulting in a target total direct compensation of US$5,606,250.

Changes to Executive Incentive Design for Fiscal 2022

Short-Term Incentives	Long-Term Incentives
The Board retained the STI design used in Fiscal 2021, however adjusted the weighting of metrics to better reflect financial priorities for Fiscal 2022. This consisted of reducing the weighting of free cash flow from 50% to 20%, with the individual performance objective remaining unchanged at 10%, and increasing the weighing of both the revenue and Adjusted EBITDA metrics from 20% to 35%.

Following a comprehensive LTI review in Fiscal 2021, the Board approved a new Performance Share Unit (“PSU”) design for Fiscal 2022. PSUs will comprise 50% of our executives’ annual LTI grants, with the remaining 50% being granted as stock options. PSUs will further align the interests of management with those of our shareholders by conditioning the vesting of units on (1) relative total shareholder return (50% weight) against a custom group of cannabis peers and (2) Adjusted EBITDA (50% weight) against predetermined targets. The PSUs will cliff vest after three years from the date of grant and the number of units vesting will vary based on performance during the three-year period using an umbrella measurement model against Board-approved performance targets. The minimum PSU award is equal to 50% of the target number of PSUs, and the maximum PSU award is 150% of the target number of PSUs.

On a go forward basis, we have determined to fix the regular timing of our annual LTI grants to occur in June of each year, beginning in Fiscal 2022. As such, no LTI awards were granted in Fiscal 2021, with the prior LTI grants having been made in late March 2020 at the end of Fiscal 2020.

Health, Safety and Well-Being during the COVID-19 Pandemic

Canopy takes the health of its employees, customers, and communities seriously and the Board has maintained oversight over Canopy’s response to the COVID-19 pandemic. We have continued to monitor the rapidly evolving COVID-19 pandemic and continue to make decisions based on the guidance of public health authorities. As an essential business, we continue to operate our facilities while ensuring that our employees stay safe and healthy.

In order to support our employees during the COVID-19 pandemic, we initiated a number of mental-health programs and offered supplemental resources that are available to all of our employees. In addition, we established a COVID-19 Management Committee and implemented various measures to reduce the spread of the virus, including requiring that our non-production employees work from home, restricting visitors to production locations, screening employees with infrared temperature readings and requiring them to complete health questionnaires on a daily basis before they enter facilities, implementing social distancing measures at our production locations, enhancing facility cleaning protocols, and encouraging employees to adhere to preventative measures recommended by the World Health Organization.

Conclusion

Canopy’s Board aims to provide clear and comprehensive disclosure of the Company’s oversight and decision-making. We continue to welcome any feedback as the Board and Company continues to evolve.

CANOPY GROWTH CORPORATION

NOTICE OF 2021 ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, SEPTEMBER 14, 2021

NOTICE HEREBY IS GIVEN that the 2021 Annual General and Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of Canopy Growth Corporation (the “Company”) will be held on Tuesday, September 14, 2021, at 2:00 p.m., Toronto time, via live audio webcast online at www.virtualshareholdermeeting.com/WEED2021. The Meeting will be held for the following purposes:

1.	to receive and consider the audited consolidated financial statements of the Company as at March 31, 2021 and 2020 and for each of the years in the three-year period ended March 31, 2021, together with the auditors’ report thereon;

2.	to elect to the board of directors of the Company (the “Board” or “Board of Directors”) the seven director nominees named in the attached proxy statement for the ensuing year;

3.	to re-appoint KPMG LLP, Chartered Professional Accountants, as the Company’s auditor and independent registered public accounting firm for the fiscal year 2021 and to authorize the Board to fix their remuneration;

4.	to consider and, if deemed appropriate, approve an ordinary resolution confirming and ratifying certain amendments to the Company’s By-laws (the “By-laws”), including an increase in the quorum requirements for meetings of Shareholders and other amendments of a housekeeping nature, that were previously approved by the Board and as set forth in Appendix A to the accompanying proxy statement and as described in more detail in the accompanying proxy statement;

5.	to adopt, on an advisory (non-binding) basis, a resolution approving the compensation of the Company’s named executive officers, as described in the attached proxy statement;

6.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors is not aware of any other business to be presented to a vote of the Shareholders at the Meeting.

This year, given the unprecedented public health impact of the spread of the novel coronavirus (COVID-19), and to mitigate risks to the health and safety of our communities, Shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, Shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting. We believe hosting the Meeting virtually will enable increased Shareholder attendance and will encourage more active Shareholder engagement and participation at the Meeting. We encourage Shareholders to participate in the Meeting. You will find important information and detailed instructions about how to participate in our virtual Meeting in the attached Proxy Statement.

The Board of Directors has fixed the close of business on July 21, 2021 as the record date for determining the Shareholders entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to listen to the Meeting and ask questions but will not be able to vote. Guests may also attend but will not be able to ask questions or vote at the Meeting. A registered Shareholder who wishes to appoint a person other than the management nominees identified on the proxy card must carefully follow the instructions in the attached proxy statement and on their proxy card.

Most Shareholders have a choice of voting over the internet, by telephone or by using a traditional form of proxy. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Your vote by proxy will ensure your representation at the Meeting, regardless of whether you attend the Meeting or not.

Whether or not you expect to attend the Meeting, please submit your proxy or voting instruction form with your voting instructions.

By order of the Board of Directors, (signed) “David Klein” David Klein Chief Executive Officer

Toronto, Ontario

July 28, 2021

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CANOPY GROWTH CORPORATION
1 Hershey Drive
Smiths Falls, Ontario, K7A 0A8

PROXY STATEMENT
FOR THE 2021 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD TUESDAY, SEPTEMBER 14, 2021

These proxy materials are furnished in connection with the solicitation by the board of directors (the “Board”) of Canopy Growth Corporation (“Canopy”, “we,” “our” or the “Company”), a corporation incorporated under the Canada Business Corporations Act (the “CBCA”), of proxies to be voted at the 2021 Annual General and Special Meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of the Company and at any adjournment or postponement thereof. This proxy statement (the “Proxy Statement”), together with the Notice of Meeting and proxy card or voting instruction form (“VIF”), is being sent to Shareholders on or about July 29, 2021.

Unless otherwise specified, the information contained in this Proxy Statement is given as of July 28, 2021, the date of this Proxy Statement. All dollar amounts are in United States of America (“US”) dollars (“US$” or “$”) unless stated otherwise. “C$” means Canadian dollars.

In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on or referred to on these websites is not part of this Proxy Statement.

We will send a notice of internet availability (the “Notice of Internet Availability”) to Shareholders on or about July 29, 2021.

About the Meeting

Time, Date and Place

The Meeting will be held on Tuesday, September 14, 2021, at 2:00 p.m., Toronto time, via live audio webcast online at www.virtualshareholdermeeting.com/WEED2021. This year, given the unprecedented public health impact of the spread of the novel coronavirus (COVID-19), and to mitigate risks to the health and safety of our communities, Shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Meeting online regardless of their geographic location. At the Meeting, Shareholders will have the opportunity to ask questions and vote on all matters put before the Meeting.

Record Date

The record date for determining the Shareholders entitled to receive notice of and to vote at the Meeting is July 21, 2021 (the “Record Date”). Only Shareholders of record as of the close of business (Toronto time) on the Record Date are entitled to receive notice of and to vote at the Meeting. The failure of any Shareholder who was a Shareholder on the Record Date to receive notice of the Meeting does not deprive the Shareholder of the right to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement and our Annual Report for the fiscal year ended March 31, 2021, including our Form 10-K for the fiscal year ended March 31, 2021 (our “2021 Annual Report”) are available free of charge at: www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2021.

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As permitted by the rules of the US Securities and Exchange Commission (“SEC”) and the Canadian securities regulators, the Company is providing meeting-related materials to Shareholders over the internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

The Notice of Internet Availability will explain how to access the Notice of Meeting, this Proxy Statement and our 2021 Annual Report (collectively, the “proxy materials”) on the internet. Electronic copies of the Notice of Internet Availability and the proxy materials will be available at www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2021. In addition, Shareholders will be able to request copies of the Company’s interim financial statements and related and the management’s discussion and analysis (“MD&A”). The audited consolidated financial statements of the Company for the financial years ended March 31, 2021 and 2020 and the related MD&A, will be available on the Company’s website at www.canopygrowth.com/investors/financials/. All of the above-noted materials are available under the Company’s profile on SEDAR at www.sedar.com. Shareholders are reminded to review these online materials when voting. Electronic copies of the proxy materials in connection with the Meeting will be available on the Company’s website for a period of one year.

Shareholders may request to receive paper copies of the proxy materials in connection with the Meeting at www.proxyvote.com, or by calling 1-877-907-7643 and entering the provided 16-digit control number, or obtain further information about notice-and-access by calling the toll-free number 1-844-916-0609 (English) or 1-844-973-0593 (French), or, by email at noticeandaccess@broadridge.com. In order for Shareholders to receive the paper copies of the proxy materials in advance of any deadline for the submission of voting instructions and the date of the Meeting, it is recommended to request materials using one of the methods above as soon as possible but not later than August 31, 2021.

The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting website. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a non-registered Shareholder, you will not receive a Notice of Internet Availability directly from us, but your Intermediary (as defined below) will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your Shares, as well as other options that may be available to you for receiving our proxy materials.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the management of the Company for use at the Meeting, to be held on September 14, 2021, at the time and place and for the purposes set forth in the accompanying Notice of Meeting. It is expected that the solicitation will primarily be by mail. Canopy will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not receive additional compensation but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so. Except as otherwise stated, the information contained herein is given as of the Record Date.

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Persons Who May Vote at the Meeting

If you are a registered Shareholder as of the Record Date, you are entitled to attend the Meeting and cast a vote for Shares registered in your name to approve the matters described in the Notice of Meeting. If you are a registered Shareholder but do not wish to, or cannot, attend the Meeting you can appoint someone who will attend the Meeting and act as your proxyholder to vote in accordance with your instructions. If your Shares are registered in the name of a broker, bank, trust company, investment dealer or other financial institution (each, an “Intermediary”) you should refer to the section entitled “Non-Registered Shareholders” set out below.

Voting by Registered Shareholders

As a registered Shareholder you can vote your Shares in the following ways:

Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the Notice of Internet Availability or proxy card and follow the instructions on screen.

Phone:	Call 1-800-474-7493 and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter voting instructions, sign the proxy card and return the proxy card in the prepaid envelope provided

At the Meeting:	Registered Shareholders and duly appointed proxy holders can vote at the appropriate times by completing a ballot online during the Meeting. We anticipate that once voting has opened during the Meeting the resolutions and voting choices will be displayed and you will be able to vote by selecting your voting direction from the options shown on the screen. You must click submit for your vote to be counted.

If you have any questions regarding this notice or the Meeting, please contact Broadridge Investor Communications Corporation via email at proxy.request@broadridge.com.

Appointing a Proxyholder

The persons named in the enclosed proxy card are directors or officers of Canopy designated by management of Canopy. A registered Shareholder has the right to appoint as proxyholder a person or company (who need not be a Shareholder) other than the persons already named by management of the Company in the enclosed proxy card to attend and act on such registered Shareholder’s behalf at the Meeting. Such right may be exercised by inserting the name of the chosen proxyholder and providing a unique appointee identification number for their appointee to access the Meeting, either online at www.proxyvote.com using the 16-digit control number provided, or, using the proxy card and returning the completed form in the pre-addressed return envelope provided for that purpose, to Broadridge no later than 2:00 p.m. Toronto time on September 10, 2021. You must provide your appointee with the exact name and eight-character appointee identification number to access the Meeting. Appointees can only be validated at the virtual Meeting using the exact name and eight-character appointee identification number you enter.

If you do not create an eight-character appointee identification number, your appointee will not be able to access the Meeting.

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Instructing your Proxy and Exercise of Discretion by your Proxy

You may indicate on your form of proxy how you wish your proxyholder to vote your Shares. To do this, simply mark the appropriate boxes on the form of proxy. If you do this, your proxyholder must vote your Shares in accordance with the instructions you have given.

If you sign your proxy card but do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your Shares as he or she thinks fit. If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote in accordance with the Board’s recommendations. The Board recommends that Shareholders vote as follows:

1.	“FOR” the election of each of the seven director Nominees (as defined below) named in this Proxy Statement (the “Director Election Proposal”);

2.	“FOR” the re-appointment of KPMG LLP, Chartered Professional Accountants (“KPMG”), as the Company’s auditor and independent registered public accounting firm for fiscal year 2022 and to authorize the Board to fix KPMG’s remuneration (the “KPMG Re-Appointment Proposal”);

3.	“FOR” the confirmation and ratification of the amendments to the Company’s By-laws (the “By-laws”), including an increase in the quorum requirements for meetings of Shareholders and other amendments of a housekeeping nature, as set forth in Appendix A to this Proxy Statement (the “By-Law Amendment Proposal”);

4.	“FOR” the adoption of an advisory (non-binding) resolution approving the compensation of our NEOs (as defined below) as described in this Proxy Statement (the “Say-on-Pay Proposal”); and

Further details about these matters are set out in this Proxy Statement. If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy card will vote the proxies held by them in accordance with their best judgment. As of the date of this Proxy Statement, management is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.

Revoking your Proxy

If you want to revoke your proxy after you have delivered it, you can do so at any time before the proxy cut-off. You may do this by (a) attending the Meeting and voting if you were a registered Shareholder at the Record Date; (b) signing and delivering a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the registered office of the Company at 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Chief Legal Officer; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 4:00 p.m. (Toronto time) on the last business day before the day of the Meeting, or any adjournment or postponement thereof, or delivered to the Chair of the Meeting before it commences. If you revoke your proxy and do not replace it with another that is deposited with the Company before the deadline, you can still vote your Shares, but to do so you must attend the Meeting.

Non-Registered Shareholders

The information set forth in this section is of significant importance to Shareholders who do not hold Shares in their own name (“non-registered Shareholders”). If your Shares are not registered in your own name, they will be held in the name of an Intermediary, usually a bank, trust company, securities dealer or other financial institution and, as such, your Intermediary will be the entity legally entitled to vote your Shares and must seek your instructions as to how to vote your Shares.

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Intermediaries are required to seek voting instructions from non-registered Shareholders in advance of Shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return voting instructions, which should be carefully followed by non-registered Shareholders to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a non-registered Shareholder by its Intermediary is identical to the form of proxy provided by the Company to the Intermediaries. However, its purpose is limited to instructing the Intermediary on how to vote on behalf of the non-registered Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions on how to vote from clients to Broadridge Investor Communications Corporation (“Broadridge”). Broadridge typically mails the VIF to the non-registered Shareholders and asks the non-registered Shareholders to return the VIF to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A non-registered Shareholder receiving a VIF from Broadridge cannot use that VIF to vote Shares directly at the Meeting. The VIF must be returned to Broadridge or the Intermediary well in advance of the Meeting to have the Shares voted.

If you are a beneficial owner of shares registered in the name of an Intermediary, you may generally change your vote by (1) submitting new voting instructions to your Intermediary or (2) if you have obtained a “legal proxy” from the organization that holds your shares giving you the right to vote your shares, by attending the Meeting and voting in person. However, please consult your broker or other Intermediary for any specific rules it may have regarding your ability to change your voting instructions.

In accordance with the requirements of NI 54-101 and SEC Rule 14a-16, the Company is using notice-and-access to send proxy-related materials for use in connection with the Meeting to non-registered Shareholders using the “indirect” sending procedures set out in NI 54-101 and SEC Rule 14a-16. Accordingly, the Company has distributed copies of the Notice of Internet Availability or, if a non-registered Shareholder has so requested, proxy materials, in connection with the Meeting to Broadridge to deliver, on behalf of the Intermediaries, to each non-registered Shareholder.

If you are a non-registered Shareholder and wish to appoint someone as your proxyholder, including yourself, to participate in the Meeting, please follow the instructions below under “Participation at the Meeting”.

Voting by Non-Registered Shareholders

As a non-registered Shareholder, you can vote your Shares in the following ways:

Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the Notice of Internet Availability or VIF and follow the instructions on screen.

Phone:	Call 1-800-474-7493 and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter your voting instructions, sign and date the VIF, and return the completed VIF in the enclosed postage paid envelope.

If you have any questions regarding this notice or the Meeting, please contact Broadridge Investor Communications Corporation via email at proxy.request@broadridge.com.

Broker Non-Votes

A “broker non-vote” occurs when a broker who holds its customer’s Shares in the name of a brokerage submits proxies for such Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ Shares.

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Without specific instructions, US brokers, as the holders of record, are permitted to vote their customers’ Shares on “routine” matters only, but not on other matters. The only proposal that constitutes a “routine” matter on which US brokers will have discretion to vote is the KPMG Re-Appointment Proposal.

Participation at the Meeting

The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast online at www.virtualshareholdermeeting.com/WEED2021. Shareholders will not be able to attend the Meeting in person. Participating in the Meeting online enables registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, to ask questions and vote, all in real time. Registered Shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting. Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting, listen and ask questions but will not be able to vote. Guests are able to listen to the Meeting but are not able to ask questions or vote at the Meeting.

To log in to the Meeting online visit www.virtualshareholdermeeting.com/WEED2021 on your smart phone, tablet or computer and check-in using the control number included either on your proxy card or VIF, as applicable. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the Meeting. The Meeting will begin promptly at 2:00 p.m. Toronto time on September 14, 2021; however, we recommend that you access the Meeting site at least 30 minutes before the Meeting starts and test your compatibility using the “Click Here” prompt and if necessary upgrade the media player on your device. You will be able to log in 15 minutes before the Meeting starts. To log in, click on one of the following choices:

●	“Shareholders” - enter the 16-digit control number located on your form of proxy or VIF. Only registered Shareholders will be entitled to vote at the Meeting; or

●	“Proxyholders / Appointees” - follow the instructions including entering the appointee name and appointee identification number exactly as it was provided by the Shareholder and click on “Submit”; or

●	“Guests” and then complete the online form. Guests may attend the Meeting but will not be able to ask questions.

When successfully authenticated, the information screen will be displayed. You can view information about the Company, listen to the webcast and, where applicable, ask questions and vote.

Even if you plan to attend the Meeting, we recommend that you vote in advance, so that your vote will be counted if you later decide not to attend the Meeting. If you wish to attend and vote at the Meeting, please log-on to the virtual Meeting in advance to ensure that your vote will be counted.

How to Vote Your Shares at the Meeting if You are a Non-Registered Shareholder not Resident in the United States

If you are a non-registered Shareholder and you wish to vote your Shares during the Meeting by online ballot through the live webcast platform, you should follow these instructions:

1.	Insert your name and the eight-character appointee identification number located on the VIF provided by your Intermediary either online at www.proxyvote.com using the 16-digit control number provided or inserting your name in the space provided on the VIF and returning the completed form in the pre-addressed return envelope provided for that purpose to Broadridge no later than 2:00 p.m. Toronto time on September 10, 2021. You must use the exact name and eight-character appointee identification number to access the Meeting. As an appointee you can only be validated at the Meeting using the exact name and eight-character appointee identification number you enter.

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2.	If you do not create an eight-character appointee identification number, your appointee will not be able to access the Meeting.

3.	By following the procedures in instruction 1 above, you are instructing your Intermediary to appoint you as proxyholder. If you do not wish to be appointed a proxyholder and vote at the Meeting, please do not complete this portion of the form.

How to Vote at the Meeting If You Are a Non-Registered Shareholder Resident in the United States

If you are a non-registered Shareholder resident in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary or contact your Intermediary to request a proxy card if you have not received one.

Submitting Questions during the Meeting

We expect to hold, to the extent feasible and practical, a live question and answer session in connection with the Meeting. Registered Shareholders, duly appointed proxyholders and non-registered Shareholders will be able to submit questions for the question and answer session. Questions can be submitted only during the Meeting in writing through the live webcast at www.virtualshareholdermeeting.com/WEED2021 after logging-in and typing your question into the “Ask a Question” field, and clicking “Submit”.

We intend to answer properly submitted questions that are pertinent to the Company and Meeting matters, as time permits. Questions sent will be moderated before being sent to the Chair of the Meeting. The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Meeting matters or that are otherwise inappropriate.

Technical Assistance

If you encounter any technical difficulties accessing the virtual Meeting during the check-in or the Meeting, please call the phone number provided on the website.

Vote Counting

A representative of Broadridge will act as scrutineer at the Meeting and will count the votes.

Quorum

A quorum at meetings of Shareholders consists of the presence, in person, by remote communication or by proxy duly authorized, of the holders of 33 1/3% of the outstanding shares entitled to vote at the meeting.

Shareholder Approval

The following describes the vote required to elect directors and to adopt each other proposal, and the manner in which votes will be counted:

1.	Directors Election Proposal. You may select “For” or “Withhold” with respect to each Nominee for director under the Director Election Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of each Nominee for director under the Director Election Proposal. Pursuant to the Company’s majority voting policy (the “Majority Voting Policy”), if a director nominee receives more “withhold” votes than “for” votes at an uncontested meeting of Shareholders, then such nominee must immediately tender his or her resignation for consideration by the Corporate Governance, Compensation and Nominating Committee (the “CGCN Committee”). The CGCN Committee will consider

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the director nominee’s offer to resign and will make a recommendation to the Board to accept the resignation unless exceptional circumstances exist that would warrant the applicable director continuing to serve on the Board. Within 90 days of the date of the relevant meeting of Shareholders, upon considering the CGCN Committee’s recommendation, the Board will accept the director’s offer to resign unless exceptional circumstances exist that warrant the director remaining on the Board. The resignation will be effective when accepted by the Board. A news release will be issued promptly to announce the decision that is reached by the Board and if the Board chooses to not accept a director’s offer to resign, the news release will fully describe the reasons for that decision. No director that is required to tender his or her resignation pursuant to the Majority Voting Policy will participate in the deliberations or recommendations of the CGCN Committee or the Board with respect to the director’s offer to resign. The Board may fill any vacancy resulting from a resignation pursuant to the Majority Voting Policy in accordance with Canopy’s by-laws and articles and applicable corporate laws. A copy of the Majority Voting Policy is available on Canopy’s website at www.canopygrowth.com/investors/governance/articles-bylaws-policies. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

2.	KPMG Re-Appointment Proposal. You may select “For” or “Withhold” with respect to the KPMG Re-Appointment Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the KPMG Re-Appointment Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

3.	By-Law Amendment Proposal. You may select “For” “Against” or “Abstain” with respect to the By-Law Amendment Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the By-Law Amendment Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

4.	Say-on-Pay Proposal. You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval, on an advisory basis, of the Say-on-Pay Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

Voting Securities and Principal Shareholders

The authorized share capital of the Company consists of an unlimited number of Shares. Each Shareholder is entitled to one vote for each Share held by such holder. As of the Record Date, [●] Shares were issued and outstanding.

There are no special rights or restrictions attached to the Shares. The Shares rank equally as to all benefits which might accrue to the holders thereof, including the right to receive dividends out of monies of the Company properly applicable to the payment of dividends if and when declared by the Board and to participate rateably in the remaining assets of the Company in any distribution on a dissolution or winding-up. Shareholders do not have cumulative voting rights with respect to the election of directors.

Any Shareholder of record at the close of business on the Record Date who either attends the Meeting or who has completed and delivered a proxy in the manner specified, subject to the provisions described above, will be entitled to vote or to have such Shareholder’s Shares voted at the Meeting.

As of the Record Date, to the knowledge of the directors and executive officers of the Company, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company carrying 10% or more of the voting rights attached to the Shares, other than Constellation Brands, Inc. (“CBI”) and its affiliates (together, the “CBI Group”) through CBI’s wholly-owned subsidiaries CBG Holdings LLC (“CBG”) and Greenstar Canada Investment Limited Partnership (“Greenstar” and together with CBG, the “CBG Group”) as set forth in the table below:

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Name of Shareholder	Number of Shares Held	Percentage of Shares Outstanding(1)
CBG Group(2)	[●]	[●]

Notes:

(1)	Based on [●] Shares issued and outstanding as of the Record Date.
(2)	Includes [●] Shares held by Greenstar and [●] Shares held by CBG.

Securityholder Agreements

The Company entered into the second amended and restated investor rights agreement (the “Investor Rights Agreement”) dated April 18, 2019 with the CBG Group. A copy of the Investor Rights Agreement has been filed on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com.

Interest of Certain Person in Matters to be Acted Upon

No person or company who is, or at any time since the beginning of the Company’s financial year ended March 31, 2021 was, a director or executive officer of the Company, and no person who is a proposed management Nominee for election as a director of the Company, or an associate or affiliate of any such director, executive officer or proposed Nominee, has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting other than the Director Election Proposal and the Say-on-Pay Proposal.

Non-GAAP Measures

This Proxy Statement makes reference to certain non-GAAP measures including Adjusted EBITDA and free cash flow. These measures are not recognized measures under United States generally accepted accounting principles (“GAAP”), do not have a standardized meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other issuers; however, the Company believes that these measures are useful to assist readers in evaluating the performance of the Company.

The Company defines Adjusted EBITDA as the reported net loss, Adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; and charges related to the flow-through of inventory step-up on business combinations, and further Adjusted to remove acquisition-related costs. Management believes that Adjusted EBITDA provides meaningful and useful financial information as this measure demonstrates the operating performance of businesses.

The Company defines free cash flow as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment. Management believes that free cash presents meaningful information regarding the amount of cash flow required to maintain and organically expand our business, and that the free cash flow measure provides meaningful information regarding our liquidity requirements.

For more information regarding the non-GAAP measures used by the Company, see our 2021 Annual Report.

Presentation of Financial Statements

The Company’s audited consolidated financial statements as at March 31, 2021 and 2020 and for each of the years in the three-year period ended March 31, 2021, together with the auditor’s report thereon, will be placed before the Shareholders at the Meeting. The Company’s audited consolidated financial statements of the Company as at March 31, 2021 and 2020 and for each of the years in the three-year period ended March 31, 2021 and related MD&A included in our 2021 Annual Report filed with the SEC and applicable Canadian securities regulators on June 1, 2021 are also available on the Company’s website at www.canopygrowth.com.

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Proposal No. 1 – Director Election Proposal

Board of Directors

The Company currently has seven directors and the Board has nominated seven nominees (the “Nominees”) to be elected at the Meeting, whose names are set forth below. All seven of the Nominees are currently directors of the Company and have been nominated by the Board for re-election as directors at the Meeting. All of the Nominees have been directors since the dates indicated below and each director elected at the Meeting will hold office until the next annual general meeting of Shareholders or until his or her successor is duly elected or appointed. Information about each nominated director can be found in the “Nominees for Election as Directors at the Meeting” section below.

Pursuant to the Investor Rights Agreement, CBG is entitled to, among other things, nominate four members of the Board (each a “CBG Group Nominee”) for so long as the CBG Group continues to hold at least the Target Number of Shares (as defined in the Investor Rights Agreement). The CBG Group Nominees include Ms. Judy A. Schmeling and Messrs. James A. Sabia Jr., Robert L. Hanson and William A. Newlands.

Nominees for Election as Directors at the Meeting

The table below sets forth certain information regarding the Nominees as of the Record Date as well as a discussion of the qualifications, attributes and skills of each Nominee that led the Board and the CGCN Committee to the conclusion that he or she should continue to serve as a director follows each of the director and Nominee biographies. Additional information regarding the skills and expertise of each of the Nominees is included below under the section entitled “Board of Directors, Committees and Governance—Board Skills Matrix.” If a Nominee is listed as “Independent” in the table below, that Nominee meets the requirement to be an “independent director” under Rule 5605(a)(2) the Listing Rules of the Nasdaq Stock Market (the “Nasdaq Rules”) and the definition of “independence” under National Instrument 52-110 – Audit Committees (“NI 52-110”). For each of the Nominees, the “Total Accumulated Value of Shares” is based on the closing price of the Shares on The Nasdaq Global Select Market (the “Nasdaq”) on the Records Date.

Judy A. Schmeling Indian Rocks Beach, Florida, United States Independent Director Since November 1, 2018	Judy A. Schmeling currently serves as the Chair of the Board and is also a member of the Audit Committee. Ms. Schmeling also serves as a Director of CBI, as well as a member of CBI’s Governance and Nominating Committee and the Chairperson of the Audit Committee. Ms. Schmeling is also a Director of Casey’s General Stores, a Fortune 500 company that operates more than 2,000 convenience stores in 16 Midwestern states, where she serves on the Audit Committee and is Chairperson of the Nominating and Governance Committee. Ms. Schmeling most recently served as an Executive Officer of HSN, Inc., a publicly held retail and media company. From 2016 to 2017, she held dual roles as President of Cornerstone Brands, Inc., a holding company for several catalog operators, and Chief Operating Officer of HSN, Inc. From 2013 until 2016, Ms. Schmeling held the dual roles of Chief Operating Officer and Chief Financial Officer (“CFO”) of HSN, Inc. Ms. Schmeling helped to take the company public in 2008 and served as the CFO until 2016. Prior to that, she held positions of increasing responsibility since joining the company in 1994. Prior to joining HSN, Ms. Schmeling was Managing Director of Tunstall Consulting, Inc., a corporate financial planning firm, from 1986 to 1994. Ms. Schmeling began her career at Deloitte & Touche, an international public accounting firm, where she held various positions of increasing responsibility from 1982 to 1986. A native Floridian, Ms. Schmeling earned her Bachelor of Science in accounting from Florida State University. She was inducted into the FSU College of Business Hall of Fame in September 2018 and was the Commencement Speaker for the Winter 2017 graduates. She is a member of the board of the South Florida Chapter of the National Association of Corporate Directors. She previously served on the Advisory Board for FM Global.

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Ms. Schmeling has been a Chief Operating Officer of a public company and brings to the Board consumer, retail and digital experience. She has extensive operations and financial experience including oversight of corporate strategy, supply chain, information technology, finance and accounting and investor relations.

Committee Memberships
Audit Committee
Attendance in Fiscal 2021	Other Public Company Directorships
Board: 10/10	Constellation Brands, Inc.
Audit: 4/4	Casey’s General Stores, Inc.
Equity Ownership
Shares	RSUs	Options	Total Accumulated Value of Shares
[●]	[●]	[●]	$[●]

David Klein Honeoye Falls, New York, United States Non-Independent Director Since November 1, 2018

David Klein is the Chief Executive Officer (“CEO”) of Canopy and also serves on the Board. He joined Canopy in January 2020 from CBI where he served as Executive Vice President (“EVP”) and CFO, and was responsible for corporate strategy, all aspects of finance and accounting, investor relations, mergers and acquisitions, information technology and Constellation Ventures. After joining CBI in 2004 as Vice President (“VP”) of Business Development, he also held roles as CFO of Constellation Europe, Senior Vice President (“SVP”), Treasurer & Controller, and CFO of the Beer Division. Prior to taking on these roles at CBI, Mr. Klein held the CFO role at Montana Mills, where he led the transformation from private to public company and the subsequent sale of Montana Mills to Krispy Kreme. Mr. Klein also held the CFO role at NetSetGo, an internet and network services startup that won several business and technical awards. Prior to these entrepreneurial positions, Mr. Klein served as the Director of Mergers & Acquisitions at Xerox Corporation and as Director of Finance & Accounting for Harris Corporation.

Mr. Klein brings to the Board a wealth of experience in, among other things, finance, corporate strategy, mergers and acquisitions, international business and the retail and consumer products industries.

Committee Memberships
None
Attendance in Fiscal 2021	Other Public Company Directorships
Board: 10/10	None
Equity Ownership
Shares	RSUs	Options	Total Accumulated Value of Shares
[●]	[●]	[●]	$[●]

Robert L. Hanson	Robert L. Hanson currently serves as a member of the Board and is also a member of the CGCN Committee. Mr. Hanson also serves as the EVP and President of the Wine + Spirits Division of CBI, where he oversees global sales, marketing and operations functions for

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San Francisco, California, United States Independent Director Since November 1, 2018

the Wine + Spirits Division across the United States, New Zealand and emerging markets. Mr. Hanson previously served as a member of CBI’s Board of Directors from 2013 to 2019 prior. Before joining CBI, Mr. Hanson served as CEO of John Hardy Global Limited, a luxury jewelry brand, from 2014 to 2019, where he helped evolve the company’s strategy by strengthening its presence in the US market, developing a line of distinctive artisan-crafted luxury products that resonate with today’s high-end jewelry customers, and launching differentiated marketing campaigns and influencer programs that helped extend the brand’s reach and foster meaningful connections with new customers. Mr. Hanson has held several senior management roles throughout his career at leading CPG companies, including serving as CEO at American Eagle Outfitters, a leading global specialty retailer of clothing, accessories and personal care products, and Global Brand President at Levi Strauss & Co.

Mr. Hanson brings to the Board extensive management and international retail experience as well as significant corporate governance and public company board experience.

Committee Memberships
CGCN Committee
Attendance in Fiscal 2021	Other Public Company Directorships
Board: 9/10	None
CGCN: 5/6
Equity Ownership
Shares	RSUs	Options	Total Accumulated Value of Shares
[●]	[●]	[●]	$[●]

David Lazzarato Toronto, Ontario, Canada Independent Director Since March 31, 2020

David Lazzarato serves as a member of the Board and is also the Chair of the Audit Committee and a member of the CGCN Committee. Mr. Lazzarato’s impressive career includes senior executive positions with Alliance Atlantis Communications, Allstream, Bell Canada, and CAE, until his retirement in June 2016. He also has extensive Board experience and currently serves on the Board of Directors of Flutter Entertainment and is also a member of their Risk Committee and the Audit Committee.

Mr. Lazzarato brings to the Board a demonstrated commercial and financial acumen to assist businesses going through pivotal inflection points.

Committee Memberships
Audit Committee (Chair)
CGCN Committee
Attendance in Fiscal 2021	Other Public Company Directorships
Board: 10/10	Flutter Entertainment plc
Audit: 4/4
CGCN: 6/6
Equity Ownership
Shares	RSUs	Options	Total Accumulated Value of Shares
[●]	[●]	[●]	$[●]

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James A. Sabia, Jr. Northfield, Illinois, United States Independent Director Since September 4, 2020 (Board observer from January 21, 2020 to September 4, 2020)

James A. Sabia, Jr. has served on the Board since 2020 and is also a member of the CGCN Committee. Mr. Sabia has been employed by CBI since 2007 and was recently promoted to EVP and Managing Director, Beer Division of CBI, where he is responsible for leading the division’s operations services and commercial business functions. Mr. Sabia previously served as EVP and Chief Marketing Officer (“CMO”) of CBI, where he was responsible for leading the marketing strategy across the company’s diversified beverage alcohol portfolio, prior to which he was the CMO of the Beer Division. Mr. Sabia also continues to serve as a member of the Executive Management Committee. Mr. Sabia previously served as Vice President of Marketing and Media at Molson Coors Brewing Company.

Mr. Sabia brings significant retail, marketing and management experience to the Board.

Committee Memberships
CGCN
Attendance in Fiscal 2021	Other Public Company Directorships
Board: 10/10	None
CGCN: 2/2(1)
Equity Ownership
Shares	RSUs	Options	Total Accumulated Value of Shares
[●]	[●]	[●]	$[●]
(1) Mr. Sabia attended all meetings of the CGCN Committee which were held following his appointment to the CGCN Committee on September 21, 2020.

Theresa Yanofsky Westmount, Quebec, Canada Independent Director Since March 31, 2020

Theresa Yanofsky currently serves as a member of the Board where she also acts as the Chair of the CGCN Committee and a member of the Audit Committee. Ms. Yanofsky has extensive experience working with big-name retailers and is respected for her strategic leadership and disciplined approach to driving revenue. She most recently served as the SVP, General Manager of Sephora Canada from October 2015 to March 2020. Prior to joining Sephora, Ms. Yanofsky worked at L Brands where she was the country manager for Bath & Body Works Canada. Since August 2019, Ms. Yanofsky has served as a member of the board of directors of Reitmans (Canada) Ltd. (“Reitmans”), a Canadian-based retailer listed on the Toronto Stock Exchange (the “TSX”) and has served as a member of the board of directors of Goodfood Market Corp., a leading online grocery company in Canada listed on the TSX, since July 2019.

Ms. Yanofsky brings over 30 years of experience working with rapidly growing big-name global retailers as well as significant senior management and public company board and corporate governance experience.

Committee Memberships
Audit Committee
CGCN Committee (Chair)
Attendance in Fiscal 2021	Other Public Company Directorships
Board: 10/10	Goodfood Market Corp.
Audit: 4/4	Reitmans Ltd.
CGCN: 6/6

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Equity Ownership
Shares	RSUs	Options	Total Accumulated Value of Shares
[●]	[●]	[●]	$[●]

William A. Newlands Winnetka, Illinois United States Independent Director since November 1, 2018

William A. Newlands currently serves as a member of the Board. He also serves as the President and CEO of CBI, where he is responsible for providing strategic leadership and working with the Board of Directors of CBI to establish long-range goals, strategies, plans and policies. Mr. Newlands leads the Executive Management Committee and is a member of the board of directors of CBI. Mr. Newlands joined CBI in 2015 serving as the EVP, Chief Growth Officer. In 2016, his role expanded to include the leadership of the Wine + Spirits Division. In 2017 he became the CBI’s Chief Operating officer and in 2018 his role expanded to include President. Mr. Newlands currently serves as a member of the board of Hormel Foods Corporation and previously served as President, North America at Beam, Inc., a global spirits company. Under his leadership, Beam became one of the fastest-growing companies in its category.

Mr. Newlands brings significant experience to the Board leading large International CPG companies as both an executive and board member.

Committee Memberships
None.
Attendance in Fiscal 2021	Other Public Company Directorships
Board: 10/10	Constellation Brands, Inc.
Audit: N/A	Hormel Foods Corporation
CGCN: N/A
Equity Ownership
Shares	RSUs	Options	Total Accumulated Value of Shares
[●]	[●]	[●]	$[●]

In considering the Nominees’ individual experience, qualifications, attributes, skills and past Board participation, the Board has concluded that when considered all together, the appropriate experience, qualifications, attributes, skills and participation are represented for the Board as a whole and for each of the Board’s committees.

There are no family relationships among any directors and executive officers. Each Nominee has indicated a willingness to serve and has consented to being named in this Proxy Statement, and the Board has no reason to believe that any of the Nominees will not be available for election.

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Required Vote

You may select “For” or “Withhold” with respect to each Nominee for director under the Director Election Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of each Nominee under the Director Election Proposal.

The Board’s Majority Voting Policy requires that, if a director nominee receives more “withhold” votes than “for” votes at an uncontested meeting of Shareholders, then such nominee must immediately tender his or her resignation for consideration by CGCN Committee. The CGCN Committee will consider the director nominee’s offer to resign and will make a recommendation to the Board to accept the resignation unless exceptional circumstances exist that would warrant the applicable director continuing to serve on the Board. Within 90 days of the date of the relevant meeting of Shareholders, upon considering the CGCN Committee’s recommendation, the Board will accept the director’s offer to resign unless exceptional circumstances exist that warrant the director remaining on the Board. The resignation will be effective when accepted by the Board. A news release will be issued promptly to announce the decision that is reached by the Board and if the Board chooses to not accept a director’s offer to resign, the news release will fully describe the reasons for that decision. No director that is required to tender his or her resignation pursuant to the “majority voting” policy will participate in the deliberations or recommendations of the CGCN Committee or the Board with respect to the director’s offer to resign. The Board may fill any vacancy resulting from a resignation pursuant to the “majority voting” policy in accordance with Canopy’s by-laws and articles and applicable corporate laws. A copy of the majority voting policy is available on Canopy’s website at www.canopygrowth.com/investors/governance/articles-bylaws-policies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” each Nominee. Management does not contemplate that any of the Nominees will be unable to serve as directors; however, if, for any reason at the time of the Meeting, any of the Nominees are unable to serve, and unless otherwise instructed, the persons designated in the enclosed proxy card may vote in their discretion for any substitute nominee(s).

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Directors and Executive Officers

The following table sets forth information regarding each director, Nominee and executive officer of the Company (all ages are as of the Record Date).

Name	Age	Position
Judy A. Schmeling	61	Chair of the Board, Director, Chair of the Audit Committee
David Klein	57	Board Member, Chief Executive Officer
Robert L. Hanson	58	Director, Member of the CGCN Committee
David Lazzarato	65	Director, Chair of the Audit Committee and member of the CGCN Committee
William A. Newlands	63	Director
James A. Sabia, Jr.	60	Director, Member of the CGCN Committee
Theresa Yanofsky	64	Director, Chair of the CGCN Committee, Member of the Audit Committee
Mike Lee	48	Executive Vice President and Chief Financial Officer
Rade Kovacevic	34	President and Chief Product Officer
Julious Grant	53	Chief Commercial Officer
Phil Shaer	47	Chief Legal Officer and Corporate Secretary

A brief biography of each person who serves as a director of Canopy is included above under “Proposal No. 1 – Director Election Proposal” and a brief biography for each executive officer of Canopy is set forth below:

Mike Lee joined Canopy in February 2019 as EVP Finance and was promoted to CFO in June of 2019. As CFO, Mr. Lee is responsible for finance, audit, technology, corporate development, and investor relations. Prior to joining Canopy, Mr. Lee held previous roles with companies such as E&J Gallo Winery and PepsiCo where he served in a variety of commercially oriented finance roles supporting commercial/operating teams to deliver on its strategic imperatives. Mr. Lee held various positions at CBI from August 2013 until February 2019, initially serving as the SVP & CFO for its US$3B Wine & Spirits Division and later as SVP of Business Transformation. Since joining Canopy, Mr. Lee has helped to build enhanced capabilities across the organization, helping to improve financial reporting and analysis, accelerating the accounting close, improving the Company’s control environment, while also leading a conversion to US GAAP reporting and the Company’s first year of compliance with the Sarbanes-Oxley Act. Mr. Lee holds a bachelor’s degree in Accounting from California State University and a Master of Business Administration (“MBA”) from the University of Michigan Ross School of Business, graduating with honors from both universities. Mr. Lee is a Certified Public Accountant in the state of California.

Rade Kovacevic serves as Canopy’s President and Chief Product Officer. Mr. Kovacevic joined Canopy in 2015 and has since served in several leadership roles. Prior to joining Canopy, Mr. Kovacevic was co-founder and VP Business Development at MedCannAccess (acquired by Canopy), Co-Founder and President of the Canadian Association of Medical Cannabis Dispensaries (now the Association of Canadian Cannabis Retailers) and Co-Founder of the Canadian Medical Cannabis Industry Association (now the Cannabis Council of Canada). Mr. Kovacevic holds a Bachelor of Arts degree from the University of Guelph.

Julious Grant serves as Canopy’s Chief Commercial Officer (“CCO”), with nearly 30 years of experience and a proven track record as a brand builder in beverage alcohol. Mr. Grant brings extensive CPG expertise to Canopy. Mr. Grant has an undergraduate degree in Marketing from Bethune-Cookman University, an MBA from the University of Miami, graduated from Harvard’s Advanced Management Program for International Senior Executives, and began the first half of his career at The Seagram Company Ltd. where – among many other milestones – Mr. Grant was instrumental in introducing Bulleit Bourbon into the market. Mr. Grant has held senior management positions in the spirits industry, including at Schieffelin & Somerset Co., Moet Hennessy, and Diageo North America before moving over to Bacardi U.S.A. as their SVP – National Sales Director and transitioning into an international role as President & CEO of Bacardi and Brown Forman brands for the UK and Ireland. Most recently, before founding Brand House Group, a brand building consulting group in 2019, Mr. Grant held the role of CCO for US Beam Suntory,

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a multinational spirits company, from January 2015 to February 2019, where he oversaw over $2B in revenue and led their teams responsible for national customers, their distribution network, category management, and field marketing. In August 2019, Mr. Grant helped co-found Iconic Spirits, which specializes in producing high-quality Japanese spirits, and provides strategic advice through his role at Brand House.

Phil Shaer serves as Canopy’s Chief Legal Officer (“CLO”) and Corporate Secretary. As CLO, Mr. Shaer is responsible for the Advocacy, Chief Medical, Government Relations and Legal Departments at Canopy. Mr. Shaer joined Canopy in 2016 after almost a decade as General Counsel at Conversant Intellectual Property Management Inc. (formerly MOSAID Technologies Inc.). Prior to that he worked at McCarthy Tétrault LLP. Mr. Shaer holds a Bachelor of Laws degree from the University of Windsor in 2000 and holds a Bachelor of Arts in English Literature (with a minor in French) from Université Laval. Mr. Shaer received the Ottawa Business Journal’s Top 40 under 40 Award in 2008, was a finalist in Lexpert®’s Rising Stars—Leading Lawyers Under 40 in 2011, received the Dealmakers (Small Department) Innovation Award in 2017 and received the CGCA Deal Maker of the Year Award in 2019.

Involvement in Certain Legal Proceedings/Cease Trade Orders, Bankruptcies, Penalties or Sanctions

Except as disclosed below:

1.	No Nominee is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

b)	was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.

2.	No Nominee:

a)	is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or

b)	has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

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3.	No Nominee has been subject to:

a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Since August 2019, Ms. Yanofsky has served as a member of the board of directors of Reitmans. On May 19, 2020, Reitmans filed a petition with the Québec Superior Court for the issuance of, and was granted on the same day, an initial order (the “Initial Order”) seeking the protection and the remedies offered by the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C 36 (the “CCAA”). Since its initial filing, Reitmans obtained extensions of the Initial Order until May 28, 2021. On May 25, 2021, the Québec Superior Court issued an extension of the stay of proceedings pursuant to the CCAA until September 28, 2021. Reitmans has elected to reduce the amount of the interim debtor-in-possession financing entered into in connection with the CCAA proceedings from $60.0 million to $30.0 million.

Board of Directors, Committees and Governance

Overview

The Board and management of the Company recognize the importance of corporate governance for the effective management of the Company and the protection of its stakeholders, particularly Shareholders.

National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance guidelines that apply to all public companies. National Instrument 58-101 – Disclosure of Corporate Governance Practices mandates disclosure of corporate governance practices, which disclosure is set out below, in accordance with Form 58-101F1 – Corporate Governance Disclosure. The Company is also required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “SOX”) and the applicable rules adopted by the SEC pursuant to SOX, as well as the Nasdaq Rules.

Maintaining a high standard of corporate governance is a priority for the Board and the Company’s management as both believe that effective corporate governance will help create and maintain Shareholder value in the long term. A description of the Company’s corporate governance practices is set out below.

Board of Directors

The Board is responsible for the stewardship of the Company, supervising the management of our business and our affairs and acting in the best interests of the Company and Shareholders. The Board has adopted a written “Board Mandate” pursuant to which the Board assumes responsibility for the stewardship of the Company. The Board Mandate is attached as Appendix B to this Proxy Statement and is also available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.

The Board’s main duties involve: (i) strategic planning and monitoring corporate performance against the strategic and business plans; (ii) identifying the principal risks of our business and ensuring we implement appropriate systems to manage such risks; (iii) ensuring appropriate standards of corporate conduct; (iv) establishing a communications policy for communicating with investors and other interested parties; (v) overseeing the integrity of our internal controls and management information systems; and (vi) assessing the effectiveness of the Board, its committees and the contribution of individual directors.

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The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of management through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has free access to the Company’s external auditors, external legal counsel and to the Company’s officers.

Meetings

During the fiscal year ended March 31, 2021, the Board met 10 times, the Audit Committee met 4 times and the CGCN Committee met 6 times. Each incumbent director who is standing for re-election at the Meeting attended at least 90% of the total number of Board meetings, at least 80% of total CGCN Committee meetings, and 100% of Audit Committee meetings held and on which he or she served during his or her period of service. To facilitate the most effective and productive discussions and analysis, and in view of restrictions imposed by COVID-19, all Board and committee meetings were held via video conference. As COVID-19 restrictions ease, the Board and committees aim to hold more meetings in person, but will continue to use the option of video conference meetings in an effort to lower impact on the climate while maintaining effective and productive discussion and analysis. See “Proposal No. 1 – Director Election Proposal” above for the individual attendance summary for each of the Nominees who served as a director during the financial year ended March 31, 2021 (“Fiscal 2021”).

Board Member Attendance at Annual Shareholder Meetings

The Company does not have a policy regarding attendance by the directors at the Company’s annual meetings of Shareholders. The Company generally encourages, but does not require, directors to attend the Company’s annual meetings of Shareholders. All the then serving directors were present at the Company’s annual meeting of Shareholders, which was held via video conference, for the financial year ended March 31, 2020 held on September 21, 2020.

Director Independence

The Board is currently comprised of seven directors: Judy A. Schmeling (Chair), David Klein, William A. Newlands, Robert L. Hanson, Theresa Yanofsky, James A. Sabia Jr., and David Lazzarato. Please see the biographies of individual directors under “Proposal No. 1 - Director Election Proposal—Nominees for Election as Directors at the Meeting.” As of the date this Proxy Statement, a majority of the directors of the Company meet the independence requirements for a director in accordance with Section 1.4 of NI 52-110 and the definition of “independent director” under applicable Nasdaq Rules. The Board has determined that six of the seven Nominees (or approximately 86% of the Nominees), namely Messrs. Hanson, Newlands, Lazzarato and Sabia and Ms. Schmeling and Ms. Yanofsky, have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each is an “independent director” under Rule 5605(a)(2) of the Nasdaq Rules and meet the definition of “independence” under NI 52-110. Mr. Klein is not considered independent because of his role as the CEO of the Company.

During Fiscal 2021, following the conclusion of formal business of each quarterly Board meeting, the non-independent directors were asked to leave the meeting and the independent directors held an “in camera” meeting to facilitate open and candid discussion. In addition, any item which could involve a potential conflict of interest among one or more directors is voted on by those directors that are not related to the conflict in question. It is anticipated that “in camera” meetings of the independent directors will continue to be held in this manner during the current fiscal year.

Board Leadership Structure and Qualifications

Pursuant to the Board Mandate, in the event that the Chair of the Board is not an “independent director” as such term is defined under the standards and requirements promulgated by all applicable regulatory bodies exercising control over Canopy, including Rule 5605(a)(2) of the Nasdaq Rules, the Board will elect a lead director (the “Lead Director”).

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Currently, David Klein serves as our CEO and Judy A. Schmeling serves as Chair of our Board. Because Ms. Schmeling is an independent director, we currently do not have a Lead Director.

When a Lead Director is in place, his or her primary focus is to provide leadership to ensure that the Board functions independently of management of the Company and non-independent directors, and that appropriate procedures are in place for the effective operation of the Board.

The key responsibilities of the Lead Director include, among other things:

•	providing leadership to the Board with respect to its functions as described in the Board Mandate and as otherwise may be appropriate;

•	ensuring Canopy’s policies and practices related to corporate governance and Board operations are properly reflected in internal and external communications;

•	working with the CGCN Committee, submitting to the Board a proposed slate of directors for election at the annual general meeting of Shareholders;

•	ensuring that appropriate procedures are in place for the effective operation of the Board;

•	managing the ongoing performance review and the compensation plan for the Company’s CEO; and

•	being available to the CEO and management to provide guidance and advice.

When no Lead Director is in place, the Chair of the Board carries out the primary responsibilities that would otherwise be the responsibility of the Lead Director. The Board believes that requiring that there be a Lead Director in the event the Chair of the Board is not an Independent Director is appropriate at this time to provide the most effective leadership structure for Canopy in the rapidly-evolving and highly-regulated cannabis industry.

Oversight of Risk Management

The Board oversees the management of risks inherent in the operation of our business, with a focus on the most significant risks that we face. The Board performs this oversight role at multiple levels. In connection with its oversight of our strategic direction, as well as our operations in connection with the production, distribution and sale of a diverse range of cannabis and hemp-based products and corporate functions, the Board considers and addresses the primary risks associated with those strategic plans, divisions, and functions on a macro level. In addition, each Board committee addresses the risks specific to the function of that committee. For example, the Board committees address the following risks:

•	The Audit Committee performs the Board’s oversight responsibilities as they relate to our accounting policies, internal controls, and financial reporting practices, and reviews and assesses our major financial risk exposures and the manner in which such risks are being monitored and controlled. The Audit Committee is also responsible for overseeing the process by which Canopy assesses and manages risk.

•	The CGCN Committee reviews our executive and non-executive compensation programs and practices as they relate to risk management practices and risk-taking incentives.

•	The CGCN Committee also oversees risks related to our governance structure and processes. It administers our related person transactions policy, and as part of that administration process, oversees our processes for mitigating any risks in such transactions.

Position Descriptions

Chief Executive Officer

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While the Company does not have a written position description for the CEO, the CEO leads the management of the Company’s business and affairs and the implementation of the resolutions and policies of the Board. The key accountabilities and responsibilities of the CEO include, among other things: duties relating to the Company’s values, strategy, governance, risk management, risk appetite, financial information, human resources management, operational direction, Board interaction, talent management, succession planning and effective communication with Shareholders, clients, employees, regulators and other stakeholders. In addition, the Klein Agreement (as defined below) sets forth the responsibilities of the CEO, including: shaping global strategic plans; developing a world-class supply chain; delivering consistency; building best in class product portfolios; embracing social responsibility; cultivating high performing cross-functional teams; and such other duties as the Board may specify from time to time.

Committee Chairs

The Board has developed written mandates with respect to each of the Audit Committee and the CGCN Committee which includes a description of the primary responsibilities of the Chairs of such committees.

The primary responsibilities of the Chair of the Audit Committee and CGCN Committee include, among other things: chairing and setting the agenda for the meetings of the applicable committee, providing leadership to the applicable committee and acting as liaison and maintaining communication with the Chair of the Board and the Board to optimize and co-ordinate input from directors, and to optimize the effectiveness of the applicable committee. The Board Mandate and the committee mandates set out in writing the responsibilities of the Board and the committees for supervising management of the Company.

Committees of Our Board of Directors

The standing committees of the Board consist of the Audit Committee and the CGCN Committee. The responsibilities of these committees are described below. In addition, the Board may establish other committees from time to time to assist the Board in connection with specific matters. The Board oversees the operations of the committees, the appointment of their respective members, their compensation and their conduct. The Board has no intention at this time to establish other standing committees. The following table summarizes the current membership of the Board and each of its committees:

Director Name	Audit Committee	CGCN Committee
Judy A. Schmeling	Member
David Klein
William A. Newlands
Robert L. Hanson		Member
Theresa Yanofsky	Member	Chair
David Lazzarato	Chair	Member
James A. Sabia, Jr.		Member

The Audit Committee and the CGCN Committee have adopted detailed mandates outlining their responsibilities, including the specific responsibilities of the chair of each committee. Copies of these mandates are available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.

The Investor Rights Agreement also provides that for so long as the CBG Group continues to hold at least the Target Number of Shares, at least one CBG Group Nominee will be appointed to each committee established by the Board; provided that, if no CBG Group Nominee is independent, CBG will have the right to designate one CBG Group Nominee as an observer to the Audit Committee.

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Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with the Nasdaq Rules. The Audit Committee is currently comprised of three directors: David Lazzarato (Chair), Theresa Yanofsky and Judy A. Schmeling, all of whom are considered to be “independent” within the meaning of such term under applicable Nasdaq Rules for Audit Committees and Section 1.4 of NI 52-110. The members of the Audit Committee are appointed by the Board, and each member of the Audit Committee serves at the pleasure of the Board until the member resigns, is removed or ceases to be a member of the Board.

The Board has determined that David Lazzarato, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” for purposes of the SEC’s rules and meets the requirements for independence of audit committee members under the Nasdaq Rules. The SEC has indicated that the designation of Mr. Lazzarato as an audit committee financial expert does not make him an “expert” for any purpose, impose any duties, obligations or liabilities on him that are greater than those imposed on other members of the Audit Committee and the Board who do not carry this designation or affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

The Audit Committee’s primary purpose is to assist the Board in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control over financial reporting and accounting compliance, the audit process and processes for identifying and evaluating and monitoring the management of the Company’s principal risks impacting financial reporting. The committee also assists the Board with the oversight of financial strategies and overall risk management. The Audit Committee Chair also meets regularly with management and quarterly with the Company’s internal auditors, including its Chief Audit Executive, and its external auditors, KPMG. The Audit Committee mandate sets forth the role and responsibilities of the committee’s chair.

Pursuant to the Audit Committee Mandate, the Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting

The Audit Committee mandate is available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.

CGCN Committee

General. The CGCN Committee is currently comprised of four directors of the Company: Theresa Yanofsky (Chair), David Lazzarato, James A. Sabia Jr., and Robert L. Hanson, each of whom is considered to be an “independent director” under applicable Nasdaq Rules and meet the definition of “independence” under NI 52-110.

The CGCN Committee’s primary responsibilities are, among other things, to make recommendations to the Board in respect of: (i) compensation policies and guidelines; (ii) management incentive and perquisite plans and any non-standard remuneration plans; (iii) senior management, executive and officer compensation; (iv) director compensation matters; (v) nominations of directors; and (vi) corporate governance policies. In addition, the CGCN Committee is responsible for overseeing and assessing the functioning of the Board, its committees and individual directors, and for the development, recommendation to the Board, implementation and assessment of effective corporate governance principles.

The CGCN Committee’s purpose is to provide leadership in shaping the corporate governance policies and practices of the Company, assist the Board in its oversight of executive compensation, management development and succession, director compensation and executive compensation disclosure.

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Compensation Matters. The CGCN Committee is responsible for reviewing, monitoring and approving certain matters relating to the compensation of the CEO, other senior executives and the directors of the Company and assists the Board in its oversight of the Company’s human resource strategies.

Pursuant to the CGCN Committee Mandate, the CGCN Committee shall, among other things:

•	annually, review and approve corporate goals and objectives relevant to CEO compensation and evaluate the CEO’s performance in light of those corporate goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation;

•	annually review and, as appropriate, approve or recommend that the Board approve each element of compensation including salaries, bonuses, benefits, and perquisites for the CEO and each other executive officer;

•	annually, review the results of the CEO’s performance with the Board Chair or the Lead Director, as applicable;

•	based on recommendations from the CEO, approve the appointment, promotion and termination of the other executive officers;

The CGCN Committee Mandate does not provide for delegation of these duties.

Pursuant to the CGCN Committee Mandate, the CGCN Committee has the authority to retain, at Canopy’s expense, a compensation consultant only after taking into consideration the independence factors set out in Rule 5605(d)(3)(D) of the Nasdaq Rules (the “Compensation Committee Advisor Independence Factors”), to the extent applicable. For Fiscal 2021, after considering the Compensation Committee Advisor Independence Factors, the CGCN Committee directly retained Hugessen Consulting Inc. (“Hugessen”) as its compensation consultant.

For additional information with respect to the role of Hugessen in the determination of executive compensation, please see “Compensation Discussion and Analysis,” including the information under the subsection entitled “Annual Oversight of Compensation.”

Board Nominations. The CGCN Committee is responsible for: identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of Shareholders, other than the CBG Group Nominees. In carrying out the foregoing duties, the CGCN Committee consistently seeks to achieve a balance of knowledge, experience, diversity and capability on the Board. While the CGCN Committee has not established specific minimum qualifications for director candidates, it considers all pertinent factors that it deems appropriate, including diversity (See “Diversity” below), and believes that the Board should be comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have broad, business-related knowledge and experience at the policy-making level, (iv) have qualifications that will increase overall Board effectiveness, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In evaluating and identifying candidates, the CGCN Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

The CGCN Committee will also consider director nominations identified by our Shareholders. Nominations by Shareholders must be provided in a timely manner and must include sufficient biographical information so that the CGCN Committee can appropriately assess the proposed nominee’s background and qualifications. In its assessment of potential candidates, the CGCN Committee will review the candidate’s character, wisdom, judgment, ability to make independent analytical inquiries, business experiences, understanding of our business environment, acumen, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time. For a Shareholder to have his or her candidate considered by the

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CGCN Committee for inclusion as a director nominee at the 2022 annual meeting of Shareholders, Shareholder submissions of candidates for nomination to the Board must be submitted in writing to the Corporate Secretary of the Company at Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8. Potential nominees recommended by a Shareholder in accordance with these procedures will be considered and evaluated in the same manner as other potential nominees.

The CGCN Committee mandate is available on the Company’s website at www.canopygrowth.com/investors/governance/committees-charters/.

Compensation Committee Interlocks and Insider Participation

The following persons served as members of the CGCN Committee during Fiscal 2021: Robert L. Hanson, Theresa Yanofsky, David Lazzarato and James A. Sabia, Jr. No person who served as a member of the CGCN Committee during Fiscal 2021 has served as an officer or employee of the Company, and no such person had any relationships with the Company of the type that is required to be disclosed under Item 404 of Regulation S-K. During Fiscal 2021, none of our executive officers served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity one of whose executive officers served on the CGCN Committee or the Board.

Diversity, Equity and Inclusion

Over the course of Fiscal 2021, the Company has continued its journey towards creating greater equity in its workplace. In particular, we have undertaken the below noted steps to help us achieve two goals:1) develop a workforce of talent that reflects the communities and consumers we serve, and 2) create an inclusive environment where individuals from underrepresented groups feel welcomed, respected and valued based on their unique identities and perspectives. To achieve these goals, we believe in investing in resources and integrating diversity, equity & inclusion (“DEI”) into our business plans and priorities versus treating them solely as a standalone objective.

Below is a summary of our most recent steps taken toward the fulfillment of the above-noted goals:

•	Establishment of a Diversity Equity & Inclusion Committee- Established in 2020, this committee (the “DEI Committee”) is comprised of individuals from all across the organization, representing various identities, seniority levels and nationalities. The DEI Committee leads and informs DEI policies for the Company.

•	Adoption of D&I and Leadership Diversity Policies-The Board, upon the recommendation of the CGCN Committee, adopted the Diversity and Inclusion Policy in 2020 which reflects its belief that greater success can be achieved by increasing our representation and promoting contributions from individuals from underrepresented groups (i.e., women, persons with disabilities, racialized persons). In accordance with the Diversity and Inclusion Policy, the Company applies equal opportunity principles when recruiting and selecting staff, establishing employment terms and conditions and providing employee training. The Leadership Diversity Policy was also adopted by the Board in 2020, pursuant to which the CGCN Committee is required to take gender and other diversity representation into consideration as part of its process when nominating individuals for Board membership and, based on recommendations from the CEO, appointing and promoting senior management. The objective of both policies is to ensure our leaders and employees are respectively creating a workplace where people from these groups feel welcomed, respected and valued as a part of this process.

•	Completion of Diversity, Equity & Inclusion Audit- In 2020, the DEI Committee engaged the Canadian Centre for Diversity Inclusion, a DEI firm, to conduct an extensive DEI audit of our workplace. This work culminated in a summary report which provided successes, areas of opportunities and recommendations which the Company is reviewing with the goal of developing a multi-year strategy for implementation. Based on the recommendations of the audit, the Company has already launched employee resource groups (“ERG”) for Indigenous, Black and LGBTQ+ employees and employees with

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disabilities. ERGs create a safe place to come together as a community in the workplace, engage in professional development, and act as vehicle to educate allies on how to support that group. They also allow for celebration and leadership for designated days/events for a given group. The work of the audit included the following components:

-	Leadership readiness engagement

-	Review of employee and company policies

-	Held focus groups with employees from underrepresented groups such as employees with disabilities, and Black and LGBTQ+ employees

-	Survey to measure sentiments regarding DEI efforts and experiences

-	Leadership DEI competency assessments

-	DEI workshops for leaders within the Company

•	Hired a Vice President, Diversity, Equity & Inclusion- In order to embed DEI into our business and talent practices, we hired a leader with expertise in leading corporate initiatives in DEI. Sumayyah Emeh-Edu joined the Company in the fourth quarter of Fiscal 2021 and is a valued member of our senior leadership team. The objective of her role is to support these efforts across the organization including consulting with senior leaders and improving our policies, practices, workplace culture and how we engage with our clients.

•	Signed the Black North Initiative Pledge- The CEO of the Company, along with the chief executive officers of other Canadian companies brought together by the Canadian Council of Business Leaders Against Anti-Black Systemic Racism, has signed a pledge (the “BlackNorth Initiative Pledge”) committing the Company to specific actions designed to support increasing the representation of black employees at Canopy, offering training on anti-racism and ensuring black employees are supported and valued. A copy of the BlackNorth Initiative Pledge can be found at www.blacknorth.ca/The-Pledge.

Based on the feedback and recommendations from the DEI audit, along with the leadership of our VP of DEI, we are developing a DEI strategy that includes a variety of initiatives which will be launched in Fiscal 2022. Although we are early in the journey and have limited systems for accountability and measurement, we are investing time, resources and leadership engagement to achieve our desired results and achieve meaningful progress.

As of the date of this Proxy Statement, the Company has seven directors, two of whom are women, representing 29% of Board membership. None of the current directors are from any of the other “designated groups” (as defined in the Employment Equity Act (Ontario), namely women, members of visible minorities, Indigenous peoples and persons with disabilities (collectively, the “Designated Groups”). Two of the Company’s five executive officers are a member of a visible minority, representing 40% of the group. None of the executive officers are from any of the other Designated Groups.

Ethical Business Conduct

The Board is responsible for promoting an ethical business culture and fostering an environment that places an emphasis on compliance. The Board monitors compliance, including through receipt by the Audit Committee, of reports of unethical behavior.

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) for directors, officers (including our CEO, CFO and Chief Accounting Officer), employees and applicable third parties conducting work for or on behalf of the Company. The Code may be accessed on the Company’s website at www.canopygrowth.com/code-of-business-conduct-and-ethics/. The Code clearly defines how individuals working for or on behalf of the Company are expected to conduct themselves while representing the Company. Significant efforts are made to ensure all

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employees fully understand their responsibilities under the Code through training, leadership communications, certification requirements and awareness initiatives.

Directors, officers, employees and consultants are expected to report situations of non-compliance with respect to breaches of law, regulation or company policy, including the Code, or other concerns related to ethics and business conduct of which they become aware to the Chair of the Board, CEO, Corporate Secretary or outside legal counsel. If any person chooses to remain anonymous, every effort is made by the Company to respect such a request. No individual may be punished for asking about possible breaches or who reports a violation in good faith, regardless of the accuracy of such a report. Furthermore, any allegation of reprisal is fully investigated by the Company.

The Board has also adopted a Whistleblower Protection Policy which establishes procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing and other financial matters (collectively, “Accounting Irregularities”), any illegal acts or violations of the Code or any other policy of the Company, or applicable laws and regulations (collectively, “Wrongdoings”); and (ii) the submission by employees, officers and directors of the Company, on a confidential and anonymous basis, of concerns regarding any Accounting Irregularities and Wrongdoings.

The Board has also adopted a Disclosure Policy to ensure, among other things: (i) that the Company complies with timely disclosure obligations under securities laws and the regulations of the stock exchanges on which the Company’s securities are listed; (ii) that the Company prevents material misrepresentations made to the public; (iii) that the Company prevents the selective disclosure of material information” (as defined in the Disclosure Policy); (iv) that prompt corrected disclosure is made by the Company, if material information is undisclosed or if material misrepresentations are known to have been made publicly; and (v) that all communications to the public are informative, timely, factual, balanced, accurate and broadly disseminated.

The Board has also adopted an Insider Trading Policy to ensure, among other things: (i) that persons to whom the policy applies understand their obligations to preserve the confidentiality of “undisclosed material information”; (ii) strict compliance by all insiders with all requirements relating to the reporting of insider trading and with respect to trading when in possession of undisclosed “material information” (as defined in the Trading Policy); and (iii) that individuals subject to scheduled and unscheduled blackout periods adhere to the restrictions on trading as set out in the policy.

Exercise of Independent Judgment – Conflicts of Interest

The Company is governed by the provisions of the CBCA, pursuant to which a director or officer of the Company must disclose to the Company in writing or by requesting that it be entered in the minutes of meetings of the Board, the nature and extent of any interest that he or she has in a material contract or material transaction, whether made or proposed, with the Company, if the director or officer: (a) is a party to the contract or transaction; (b) is a director or an officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or (c) has a material interest in a party to the contract or transaction. Except as otherwise permitted by the CBCA, an interested director cannot vote on any resolution to approve the contract or transaction.

Board and Committee Assessment

The Board is committed to regular assessments of its own effectiveness and that of its committees. The CGCN Committee is responsible for coordinating periodic assessments of the effectiveness of the Board, the Audit Committee and the CGCN Committee. Every year, the CGCN Committee makes recommendations to the Board regarding the process to be followed and the issues to be explored.

In Fiscal 2021, directors completed questionnaires provided by the CGCN Committee regarding the Board, the Audit Committee and the CGCN Committee to assess, amongst other topics: the effectiveness of the conduct of meetings, the composition of the Board and its committees, interactions with management, and fulfillment of the

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obligations of the Board and its committees pursuant to their respective mandates. The results of the questionnaires were then processed and summarized by the CGCN Committee on a confidential basis and presented in anonymized form to the Board for review and discussion.

The Board addresses items raised both through this formal evaluation process and through informal feedback as warranted. For example, in this past fiscal year, the Board has continued to expand its exposure to members of management, further enhanced its focus on key topics of strategic concern to the Company, and continued to develop its knowledge of the Company’s business functions through various presentations and discussions from internal business groups. Finally, if during the evaluation process, any issue with regard to an individual director is identified, the Chair of the Board or Lead Director will address such issue with the individual director.

Orientation and Continuing Education

The CGCN Committee ensures that newly elected directors and committee members receive effective and comprehensive orientation, and that all directors are provided continuing education opportunities, both to maintain and enhance their skills and abilities as directors and, as applicable, committee members, and to ensure their knowledge and understanding of the Company’s business remains current.

Through its onboarding program, new directors are given the opportunity to meet with members of management to review the budget, forecast and street view of the Company and competitors, as well as key corporate projects. When circumstances permit, a new director shall participate in a site tour and receive an overview of the past year of activities, the competitive landscape and insight into distribution channels.

In order to ensure that directors are knowledgeable in subjects related to the discharge of their duties as well as cannabis industry trends, the Company has adopted a Continuing Education Policy which provides that the CGCN Committee will present the directors, from time to time throughout each fiscal year, with a variety of continuing education opportunities. The CGCN Committee may also invite external legal counsel and other external advisors of the Company to present at Board meetings on topics and trends facing companies in the cannabis industry. In addition, directors have access to the Company’s in-house and external legal counsel in the event of any questions or matters relating to their corporate and director responsibilities and to keep themselves current with changes in legislation. In Fiscal 2021, the Board was offered two education sessions, which included the topics “Government Relations Around the World” and “Cannabis Regulations in Canada: A Primer” as presented by the Company. Both sessions were attended by all members of the Board.

These continuing education opportunities are in addition to any presentations by management or other Company employees on the Company’s ongoing operations either at Board meetings or organized separately.

The Board of Directors Continuing Education Policy is administered by the CGCN Committee and reviewed on an annual basis and revised as necessary.

Board Skills Matrix

The following skills matrix sets out skills and expertise that the Board considers important to fulfill its oversight role, the specific skills and expertise of each Nominee and reflects the current strengths of the Board as a whole.

Experience / Skill	Theresa Yanofsky	Robert L. Hanson	David Klein	William A. Newlands	Judy A. Schmeling	James A. Sabia, Jr.	David Lazzarato
Cannabis industry		√	√
Retail and consumer products industries	√	√	√	√	√	√	√
Real estate industry	√						√

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Public company board experience	√	√	√	√	√		√
Public company CEO experience	√	√	√	√			√
CPA designation					√		√
Public Company CFO Experience			√		√		√
Corporate governance	√	√	√	√	√	√	√
Executive compensation	√	√		√	√	√	√
International business	√	√	√			√	√
Government relations		√				√	√
Strategic planning	√	√	√	√	√	√	√
M&A	√	√	√	√	√	√	√
Finance and capital markets		√	√	√	√		√
Legal and regulatory		√					√
HR and labor relations	√					√	√
Marketing	√	√				√
Operations	√	√			√	√
Information technology	√	√	√		√	√	√
Distribution Networks						√

Director Term Limits

In order to ensure that the interests of directors are fully aligned with those of the Company, directors shall be required to retire from the Board at the age of 75 in accordance with the Company’s Mandatory Director Retirement Age Policy. One year prior to a given Director attaining the age of 75, the CGCN Committee will begin the process of identifying a suitable replacement for the retiring director. In exceptional circumstances, the CGCN Committee may recommend to the Board to exempt a director from the application of the Mandatory Director Retirement Age Policy.

Succession Plan

The Company has adopted a succession plan in order to lessen disruption and provide direction in the event of an extended absence or departure of the CEO or another member of executive management. By outlining the strategic direction of the Company, integrating strategies and embedding accountability, the succession plan will ensure a smooth transition across the Company. The succession plan includes specific strategies for addressing either a short-term, long-term, or permanent absence of the CEO or other member of the executive management team. It is the responsibility of the CGCN Committee, in consultation with the executive management team and the Chief Human Resources Officer, to suggest further mechanisms to minimize the impact of an unforeseen absences or vacancies in key roles and to ultimately make a recommendation to the Board to fill the vacancy.

Share Ownership Guidelines

For the purpose of strengthening the alignment of the interests of the Company’s executive officers and non-employee directors with those of the other Shareholders, the Company has adopted written Share ownership guidelines (the “Guidelines”). In accordance with the Guidelines, executive officers as well as certain other members of senior management are expected to hold Share interests valued at the multiples of annual base salary by the end of an initial five-year accumulation period, beginning on the later of (i) the date of adoption of the Guidelines or effective date of the Guidelines; or (ii) the date on which the Guidelines become applicable to a given director or officer following their appointment to such position, and to maintain such an ownership level thereafter, which include the following:

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Title	Guidelines
Chief Executive Officer	five times base salary
Chief Financial Officer	three times base salary
Chief Product Officer	three times base salary
Chief Commercial Officer	three times base salary
Chief Legal Officer	three times base salary

Directors are expected to hold Share interests valued at two-and-a-half times their annual cash board retainer by the end of an initial five-year accumulation period and to maintain such an ownership level thereafter. These Guidelines do not apply to the CBG Group Nominees who are also employees of CBI as these directors have waived their director fees. For purposes of the Guidelines, Share interests include, among other things, Shares, restricted stock and unvested restricted stock units.

In instances where an officer or director has not achieved the Share ownership level established by the Guidelines within the initial five-year accumulation period, the CGCN Committee will review the matter with such officer or director to determine an appropriate remedy in light of the principles of these Guidelines. The CGCN Committee will annually review and assess the adequacy of the Guidelines and adopt any changes it deems necessary.

Communication with the Board

The Company values input from its Shareholders and is respectful of their right to communicate any concerns they may have to leadership of the Company. Considering the above, Shareholders or other interested parties may arrange to communicate directly with members of the Board or committees of the Board, the Chair of the Board, a Chair of a committee of the Board or the Board or committees of the Board as a group by writing to them in the care of the Board of Directors, Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, ON, K7A 3K8. We will forward all such communications (other than unsolicited advertising materials). The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Board or committee matters or that are otherwise inappropriate.

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Security Ownership of Certain Beneficial Owners and Management

Beneficial Ownership of the Company

The following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of our Shares as of the Record Date for (i) all persons known by us to own beneficially more than 5% of our outstanding Shares, (ii) each of our NEOs named in the Summary Compensation Table included under “Executive Compensation” herein, (iii) each of our directors and (iv) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to the Shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each Shareholder listed below is c/o Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8. The percentages below are based on [●] Shares outstanding as of the Record Date.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent of Class
Greater than 5% Shareholders
CBI Group (2)	[●]	(3)	[●]%

Directors, Nominees and Named Executive Officers
Judy A. Schmeling	[●]	(4)	*
Robert L. Hanson	[●]	(5)	*
David Klein	[●]	(6)	*
David Lazzarato	[●]	(7)	*
William A. Newlands	-		*
James A. Sabia, Jr.	[●]	(8)	*
Theresa Yanofsky	[●]	(9)	*
Mike Lee	[●]	(10)	*
Rade Kovacevic	[●]	(11)	*
Julious Grant	[●]	(12)	*
Phil Shaer	[●]	(13)	*
Current Directors and Executive Officers as a Group (11 persons)	[●]		*

* Less than 1%.

Notes:

(1)	Except as otherwise indicated, the address for each Shareholder listed is c/o Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8.
(2)	This beneficial owner’s address is 207 High Point Drive, Victor, New York 14564.
(3)	Consists of 37,753,802 Shares held by Greenstar, 104,500,000 shares held by CBG and 139,745,453 Share purchase warrants held by CBG that are exercisable within 60 days of the Record Date. According to the Schedule 13D/A (Amendment No. 6) (“13D/A#6”) filed with the SEC on April 29, 2021 by CBG, Greenstar II LLC (“GII”), Greenstar II Holdings LLC (“GIIH”), Greenstar, Greenstar Canada Investment Corporation (“GCIC”), Constellation Brands Canada Holdings ULC (“CBCH ULC”), Constellation Capital LLC (“CC LLC”), Constellation International Holdings Limited (“CIHL Limited”) and CBI, each of CBG, GII and GIIH have shared voting and dispositive power over 244,245,453 and CBI has shared voting and dispositive power over 281,999,255 Shares. According to the Schedule 13D/A (Amendment No. 5) (“13D/A#5”) filed with the SEC on May 4, 2020

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by the persons, other than GII and GIIH, that filed 13D/A#6, each of Greenstar, GCIC, CBCH ULC, CC LLC, and CIHL Limited has shared voting and dispositive power over 37,753,802 Shares. Other than information relating to the CBI Group’s percentage of beneficial ownership, the foregoing information is based solely on the information provided in 13D/A#5 and 13D/A#6.

(4)	Consists of Shares held directly by Ms. Schmeling.
(5)	Consists of Shares held directly by Mr. Hanson.
(6)	Consists of [●] Shares held directly by Mr. Klein and [●]Shares that can be acquired through the exercise of stock options (“Options”) exercisable within 60 days of the Record Date.
(7)	Consists of Shares held directly by Mr. Hanson.
(8)	Consists of Shares held jointly with Mr. Sabia’s spouse in the James A. Sabia, Jr. and Brooke M. Sabia Trust.
(9)	Consists of Shares held directly by Ms. Yanofsky
(10)	Consists of [●] Shares held directly by Mr. Lee and [●] Shares that can be acquired through the exercise of Options exercisable within 60 days of the Record Date
(11)	Consists of (i) [●]Shares owned solely by Mr. Kovacevic, (ii) [●]Shares held jointly with Mr. Kovacevic’s spouse, (iii) [●] Shares held by Mr. Kovacevic’s spouse as custodian for a minor under a Gift to Minors Act or as a legal guardian for a minor and (iv) [●] Shares that can be acquired through the exercise of Options exercisable within 60 days of the Record Date.
(12)	Consists of [●] Shares held directly by Mr. Grant and [●] Shares that can be acquired through the exercise of Options exercisable within 60 days of the Record Date.
(13)	Consists of [●] Shares held directly by Mr. Shaer and [●] Shares that can be acquired through the exercise of Options exercisable within 60 days of the Record Date.

The CBI Group Investments

On November 2, 2017, Greenstar invested C$245 million (or approximately US$191 million1) in Canopy in exchange for (i) 18,876,901 Shares; and (ii) 18,876,901 Share purchase warrants exercisable at an exercise price per Share of C$12.9783 (or approximately US$10.1322) (the “Greenstar Warrants”).

In connection with our offering of 4.25% convertible senior notes due 2023 (the “Canopy Notes”) pursuant to an indenture dated June 20, 2018, among Canopy Growth, GLAS Trust Company LLC and Computershare Trust Company of Canada, Greenstar purchased C$200 million (or approximately US$150 million) worth of Canopy Notes, which are convertible in certain circumstances and subject to certain conditions into an aggregate of 4,151,540 Shares.

On November 1, 2018, CBG invested C$5.073 billion (or approximately US$3.877 billion1) in Canopy in exchange for (i) 104,500,000 Shares at a price of C$48.54 (or approximately US$37.091) per Share, and (ii) 139,745,453 Share purchase warrants (the “CBG Warrants”), of which 88,472,861 CBG Warrants (the “Original Tranche A Warrants”) had an exercise price of C$50.40 (or approximately US$38.52) and were exercisable until November 1, 2021 and the remaining 51,272,592 CBG Warrants (the “Original Tranche B Warrants”) had an exercise price based on the five-day volume weighted average price of the Shares on the Toronto Stock Exchange (“TSX”) at the time of exercise, will become immediately exercisable only following the exercise of the Tranche A Warrants.

On April 18, 2019, CBG and Canopy entered into the Investor Rights Agreement and a consent agreement. In connection with these agreements, on June 27, 2019 Canopy also amended the terms of the Tranche A Warrants and the Final Warrants as follows: (a) extended the term of the Original Tranche A Warrants to November 1, 2023 and, (b) replaced the Original Tranche B Warrants with two tranches of warrants (the “Tranche B Warrants” and the “Tranche C Warrants”) each exercisable until November 1, 2026, with different terms: the Tranche B Warrants are exercisable to acquire 38,454,444 million Shares at a price of C$76.68 (or approximately US$58.55) per Share and the Tranche C Warrants are exercisable to acquire 12,818,148 Shares at a price equal to the 5-day volume-weighted average price of the Shares immediately prior to exercise.

On May 1, 2020, the Greenstar Warrants were exercised for aggregate gross proceeds of approximately C$245 million (or approximately US$174 million1).

1 Based on the foreign exchange rate as of the date of the transaction.

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As of the Record Date, the CBI Group holds, in the aggregate, [●] Shares, [●] CBG Warrants and [●] (or approximately US$[●]) principal amount of Canopy Notes. The Shares held by the CBI Group represent approximately [●]% of the issued and outstanding Shares. Assuming full exercise of the CBG Warrants and full conversion of the Canopy Notes, the CBI Group would hold 286,150,795 Shares, representing approximately [●]% of the issued and outstanding Shares (assuming no other changes in Canopy’s issued and outstanding Shares), calculated in accordance with applicable securities laws.

Investor Rights Agreement

Canopy and the CBI Group entered into the Investor Rights Agreement pursuant to which the CBI Group has certain governance rights which are summarized below.

Board Representation

Pursuant to the Investor Rights Agreement, the CBI Group is entitled to designate four nominees for election or appointment to the Board for so long as the CBI Group holds the Target Number of Shares.

See also “Proposal No. 1 – Election of Directors” above for a discussion of CBI Group’s right to designate director nominees under the Investor Rights Agreement.

Approval and Other Rights

The Investor Rights Agreement provides that so long as the CBI Group continues to hold at least the Target Number of Shares, the Board will not: (i) propose or resolve to change the size of the Board, except where otherwise required by law, or with the consent of CBG; or (ii) present a slate of Board nominees to Shareholders for election that is greater than or fewer than seven directors.

Pursuant to the Investor Rights Agreement, for so long as the CBI Group continues to hold at least the Target Number of Shares, we will not, without the prior written consent of CBG, among other things, (a) consolidate or merge into or with another person or enter into any other similar business combination, including pursuant to any amalgamation, arrangement, recapitalization or reorganization, other than a consolidation, merger or other similar business combination of any wholly-owned subsidiary or an amalgamation or arrangement involving a subsidiary with a another person in connection with a permitted acquisition; (b) acquire any shares or similar equity interests, instruments convertible into or exchangeable for shares or similar equity interests, assets, business or operations with an aggregate value of more than C$250 million (or approximately US$189 million), in a single transaction or a series of related transactions; (c) sell, transfer, lease, pledge or otherwise dispose of any of its or any of its subsidiaries’ assets, business or operations (in a single transaction or a series of related transactions) in the aggregate with a value of more than C$20 million (or approximately US$15 million); or (d) make any changes to our policy with respect to the declaration and payment of any dividends on the Shares.

In accordance with the Investor Rights Agreement, CBI Group will be permitted, prior to the exercise or expiry of all of the CBG Warrants, to purchase up to 20,000,000 Shares (subject to customary adjustments for Share splits, consolidations or other changes to the outstanding Share capital of a similar nature): (i) on the TSX, the Nasdaq Stock Market or any other stock exchange, marketplace or trading market on which the Shares are then listed; or (ii) through private agreement transactions with existing holders of Shares, provided that CBG must promptly notify Canopy of any acquisition of Shares.

Exclusivity Covenant and Termination

In addition, the Investor Rights Agreement provides that, subject to certain conditions, so long as the CBI Group continues to hold at least the Target Number of Shares, the CBI Group will adhere to certain non-competition restrictions including that the Company will be their exclusive strategic vehicle for cannabis products of any kind anywhere in the world (subject to limited exceptions). Further, the CBI Group agreed, for a limited period of time

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and subject to certain exceptions, to certain post-termination, non-competition restrictions, which include not pursuing other cannabis opportunities and not directly or indirectly participating in a competing business anywhere in the world.

The Investor Rights Agreement will terminate upon the earlier of: (i) the mutual consent of the parties ; (ii) the date on which the CBI Group owns less than 33,000,000 Shares; and (iii) the date of a non-appealable court order terminating the Investor Rights Agreement under certain circumstances.

Pre-Emptive Rights and Top-Up Rights

Additionally, under the Investor Rights Agreement, the CBI Group has certain pre-emptive rights as well as certain top-up rights in order to maintain its pro rata equity ownership position in Canopy in connection with any offering or distribution of securities by Canopy (subject to certain exceptions).

Consent Agreement

In addition to the amendments to the CBG Warrants, pursuant to the Consent Agreement, the Company agreed that without the prior written consent of CBG, such consent not to be unreasonably withheld, the Company will not (i) exercise its right to acquire all of the issued and outstanding shares of Acreage Holdings, Inc. (“Acreage”) prior to the date federal laws in the United States are amended to permit the general cultivation, distribution and possession of marijuana (as defined in 21 U.S.C 802) or to remove the regulation of such activities from the federal laws of the United States; (ii) amend, modify, supplement or restate the arrangement agreement between the Company and Acreage dated April 18, 2019, as amended on May 15, 2019 (“Acreage Arrangement Agreement”); or (iii) waive any terms, covenants or conditions set forth in the Acreage Arrangement Agreement.

In addition, we agreed that, in the event that CBG exercises the Tranche A Warrants in full, the Company will purchase for cancellation the lesser of (i) 27,378,866 Shares, and (ii) Shares with a value of C$1,582,995,262, (or approximately US$1,260,222,528 as of the Record Date) during the period commencing on April 18, 2019 and ending on the date that is 24 months after the date that CBG exercises all of the Tranche A Warrants. If, for any reason, we do not purchase for cancellation the Shares within such period, we are required to credit CBG an amount (the “Credit Amount”), as liquidated damages, equal to the difference between: (i) C$1,582,995,262 (or approximately US$1,260,222,528 as of the Record Date); and (ii) the actual purchase price we paid in purchasing Shares pursuant to the Consent Agreement. The Credit Amount will reduce the aggregate exercise price otherwise payable by CBG upon each exercise of the Final Warrants (including those Final Warrants reclassified as Tranche C Warrants).

We also agreed that if the CBI Group receives any notification or communication of any violation or contravention of applicable law or any liability to the CBI Group under applicable law or any notification or communication that would be expected to result in a violation or contravention of applicable law or any actual liability to the CBI Group under applicable law, as a result of the license agreement between us and Acreage, CBG has the right to direct and cause us to terminate the license agreement in accordance with its terms, provided that we will have an opportunity to cure any such violation, contravention or liability and CBG will be required to take all commercially reasonable efforts to assist us in addressing such violation, contravention or liability.

On June 24, 2020, the Company and Acreage entered into a proposal agreement (the “Proposal Agreement”) to amend the terms of the existing plan of arrangement made pursuant to the Acreage Arrangement. Concurrent with the execution of the Proposal Agreement, on June 24, 2020, Canopy Growth and CBG entered into a second consent agreement (the “Second Consent Agreement”). As the transactions contemplated by the Proposal Agreement may result in certain taxes owing by CBG or its affiliates, the Company agreed, pursuant to the Second Consent Agreement, to indemnify CBG and its affiliates for such taxes and losses incurred in relation to such taxes, subject to certain exceptions.

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Compensation Discussion and Analysis

Introduction

The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current considerations, expectations, and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from current or planned programs as summarized in this discussion.

Throughout this Compensation Discussion and Analysis (“CD&A”), we describe our executive compensation philosophy, program and decisions made in Fiscal 2021 for our named executive officers, as such term is defined by the SEC and National Instrument 51-102 – Continuous Disclosure Obligations (“NEOs”). For a complete understanding of the executive compensation program, this disclosure should be read in conjunction with the Summary Compensation Table and other executive compensation-related disclosure included in this Proxy Statement.

For Fiscal 2021, the Company’s NEOs included the CEO, the CFO and the Company’s next three most highly compensated executive officers, namely the President and CPO, the CLO and Corporate Secretary and the CCO.

The following individuals are the NEOs for Fiscal 2021:

Name	Title
David Klein	Chief Executive Officer
Mike Lee	Executive Vice President and Chief Financial Officer
Rade Kovacevic	President and Chief Product Officer
Julious Grant	Chief Commercial Officer
Phil Shaer	Chief Legal Officer and Corporate Secretary

Fiscal 2021 Performance Highlights

In Fiscal 2021, the Company saw significant achievements through a year marked by strategic reorientation and challenges resulting from COVID-19. Highlights of Fiscal 2021 include:

•	Achievement of C$547 million (or approximately US$414 million) of net revenue, a 37% increase compared to the prior year;
•	Completion of an in-depth review of the Company’s supply chain and organization which identified potential savings of C$150 million to C$200 million (or approximately US$114 million to US$152 million). The Company expects to realize the majority of these savings in Fiscal 2022;
•	Completion of a reorganization of the Company and optimization of the Company’s production footprint in Canada which included closing certain facilities;
•	Announcement of medium-term financial milestones related to net revenue growth and achieving positive Adjusted EBITDA, Adjusted EBITDA margin, positive operating cash flow and positive free cash flow;
•	Launch of partnership with Martha Stewart supported by a range of CBD products, including gummies, oil and pet chews;
•	Launch of a range of THC-beverages in Canada as well as launch of Quatreau CBD beverages in Canada and the United States;

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•	Launch of BioSteel Ready-to-Drink sports hydration beverages and signing of US Distribution agreements through Constellation Brands’ beer distribution network;
•	Hiring of Vice President, Diversity, Equity & Inclusion;
•	Moving the Company’s US Stock Exchange listing to the Nasdaq;
•	Filing of a short form base shelf prospectus for potential future new share issuance and/or secondary offering not to exceed US$2.0 billion (or approximately C$2.6 billion); and
•	Securing a senior secured term loan in the amount of US$750 million (or approximately C$990 million).

Key Compensation Decisions for Fiscal 2021 and Changes for Fiscal 2022

Following a comprehensive review of our compensation philosophy, policies and incentive programs in the fiscal year ended March 31, 2020 (“Fiscal 2020”), the Company continued to enhance its approach to executive compensation in Fiscal 2021. The strategic redirection of compensation and refinement of the Company’s short-term incentives and Share-based long-term incentives initiated in Fiscal 2020 have created a program that rewards sustained growth, retention of talent and appropriate alignment of incentives throughout the Company. Our new policy will support our need to hire executives from Canada, the United States, and internationally, while our incentive programs reflect our business priorities, opportunities and challenges as a Canadian-based global company.

Reflecting on both our Fiscal 2021 financial results, and our Fiscal 2020 revisions to our compensation policies, we made the following decisions for Fiscal 2021 and changes for Fiscal 2022 as they relate to our short-term and long-term incentive plans.

Short-term Incentive Decisions

For Fiscal 2021. Per the Company’s new short-term incentive plan (the “STIP”) adopted by the Board for Fiscal 2021, the performance of the Company’s executive leadership team, including the NEOs, was assessed based on predetermined criteria that were established and approved by the Board at the beginning of the fiscal year. The new program measures financial performance based on the following weighted factors: 50% free cash flow, 20% revenue and 20% Adjusted EBITDA, in addition to a 10% weighting of non-financial performance metrics related to the achievement of defined leadership objectives. Based on this approach, the short-term incentives were paid out at 140.8% of target based on performance against the predetermined criteria (details can be found on page 46). This aforementioned weighting of financial metrics was reflective of the general uncertainty regarding the Impacts of the COVID-19 pandemic, and in particular, the uncertainty as to the impact on our ongoing operations, the duration of any shutdowns, and the potential cash requirements related thereto. Due to this uncertainty, the weighting of the financial metrics prioritized free cash flow to ensure that the Company could maintain available cash to meet operational requirements through Fiscal 2021 by managing inventory, CAPEX and other factors which would reduce available cash. The CGCN Committee affirmed that the executive leadership team performed well in progressing the Company’s revised CPG strategy and reorientation towards a path of reduced financial losses and sustained success, all while acknowledging the challenging environment created by the COVID-19 pandemic. Further details on Fiscal 2021 performance can be found on page 46 below.

New for Fiscal 2022. The overall program design was retained for Fiscal 2022, with adjustments made to: reduce the relative weighting of the free cash flow metric from 50% to 20% and increase the weighting of both the revenue metric from 20% to 35% and Adjusted EBITDA metric from 20% to 35%, while maintaining a 10% weighting of non-financial performance metrics related to the achievement of defined leadership objectives. The adjustments were made to better reflect the financial priorities for Fiscal 2022 and the anticipation that key financial metrics would become more predictable through Fiscal 2022 as the effects of the COVID-19 pandemic lessened.

Long-term Incentive Decisions

For Fiscal 2021. Per the Company’s new long-term incentive plan (the “LTIP”) adopted by the Board for Fiscal 2021, the Company’s executive leadership team, including the NEOs, receive annual long-term incentive grants that are intended to align participants with the Shareholder experience and act as a retention tool. As outlined in

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last year’s proxy statement, 50% of each NEO’s long-term incentive grant was granted as Options and 50% was intended to be granted as performance share units (“PSUs”). However, for Fiscal 2021 no performance conditions were imposed on the Share-based unit awards granted in March 2020 due to the difficulty in establishing reasonable performance metrics due to the impacts of the COVID-19 pandemic.

New for Fiscal 2022. Following a comprehensive review in Fiscal 2021, with input from the Company’s external compensation consultant (Hugessen), the Board approved a new long-term incentive program that includes 50% Options and 50% PSUs (the “Fiscal 2022 LTI Program”). The vesting of PSUs will be based on: (i) relative total Shareholder return (“TSR”) (50% weight) against a custom group of cannabis industry peers approved by the Board; and (ii) Adjusted EBITDA performance (50% weight) against predetermined targets established at the beginning of the fiscal year and recommended by the CGCN Committee and approved by the Board. The following table sets forth the cannabis industry peers against which we will measure our total shareholder return for purposes of the Fiscal 2022 LTI Program:

Company Name
Curaleaf Holdings
Green Thumb Industries
Tilray (Previously Aphria Inc.)
Cronos Group
Sundial Growers
Aurora Cannabis
OrganiGram Holdings
HEXO
Charlotte’s Web Holdings
The Valens Company

Performance for each PSU metric is measured using an umbrella approach that uses annual measurements with a cumulative measurement to determine overall achievement. Although PSU measurements occur throughout the three-year period, the PSUs are subject to a three-year cliff vesting and are paid out on the third anniversary of the grant date.

Executive Appointments

Fiscal 2021 saw the continued evolution of our executive team which included the appointment of Julious Grant as CCO as of September 26, 2020.

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Objectives and General Principles of the Compensation Program

The Company’s compensation philosophy is based on attracting, retaining and motivating employees with incentives aligned with corporate strategic objectives and the interests of Shareholders, while effectively managing risk and broader stakeholder considerations. The Company believes that an effective compensation program, founded on the following principles, is key to building long-term Shareholder value:

Attracting, Retaining and Motivating Talent	Alignment with Corporate Strategic Objectives	Alignment with Shareholders’ Interests	Effective Risk Management
Target compensation is set relevant to the markets in which the Company competes for talent both inside and outside the Company’s industry. The approach is flexible and reflects the high-growth but maturing nature of the business and its graphic profile.	Awards are linked to the Company’s short-term and long-term strategic objectives, and “pay for performance” programs are aligned with this philosophy.	Given the “at risk” component of total compensation, executives are rewarded for contributing to a higher return on shareholders’ investment and negatively affected by a lower return. The use of equity-based compensation encourages executives to become material owners of the Company.	The compensation structure encourages the Company’s management to take responsible risks and to manage those risks appropriately.

Peer Groups and Compensation Benchmarking

Since Fiscal 2020, on the recommendation of the CGCN Committee, the Board has approved the use of two distinct groups of publicly-traded peers, which were used to inform the setting of target total direct compensation levels for NEOs in Fiscal 2021. The first group is comprised of similar-sized Canadian consumer-focused industry comparators, while the second group is comprised of similar-sized US CPG and pharmaceutical comparators. These groups include organizations that the Company would potentially compete with for talent.

1)	Canadian Consumer-Focused Group: similar-sized Canadian issuers in the consumer discretionary, consumer staples or pharmaceuticals industries
•	The criteria used to select the primary Canadian peer group included:
-	Publicly traded company on the TSX
-	Market capitalization between approx. 1/3 and 3 times that of the Company at the time of the review (with the Company positioned at or near median), and
-	Operating within the consumer discretionary, consumer staples or pharmaceuticals industries

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o	The Canadian peers selected for benchmarking executive compensation are:

Company Name	Industry	Market Cap ($MM)
Dollarama Inc.	General Merchandise Stores	$16,191
Saputo Inc.	Packaged Foods and Meats	$15,576
Metro Inc.	Food Retail	$14,106
Empire Company Limited	Food Retail	$10,144
Gildan Activewear Inc.	Apparel, Accessories and Luxury Goods	$9,808
Canadian Tire Corporation, Limited	General Merchandise Stores	$8,589
Aurora Cannabis Inc.	Pharmaceuticals	$7,589
The Stars Group Inc.[1]	Casinos and Gaming	$5,665
Canada Goose Holdings Inc.	Apparel, Accessories and Luxury Goods	$5,307
Spin Master Corp.	Leisure Products	$4,167
BRP Inc.	Leisure Products	$3,619
Canopy Growth Corporation Percent Rank	Pharmaceuticals	$11,187 73%

All Figures in CAD as of 28/08/2019

1Stars group was acquired by Flutter Entertainment in May 2020 and is no longer publicly traded.

2)	US CPG and Pharmaceutical Group: similar-sized US issuers in the consumer-packaged goods and pharmaceuticals industries.
•	The criteria used to select the secondary peer group included:
-	Publicly traded company on a major US stock exchange
-	Market capitalization between approx. 1/3 and 3 times that of the Company at the time of the review (with the Company positioned at or near median), and
-	Operating within consumer-packaged goods or pharmaceuticals industries
•	The US peers selected for benchmarking executive compensation are:

Company Name	Industry	Market Cap ($MM)
Campbell Soup Company	Packaged Foods and Meats	$16,800
The J. M. Smucker Company	Packaged Foods and Meats	$15,822
Molson Coors Beverage Company	Brewers	$14,743
Lamb Weston Holdings, Inc.	Packaged Foods and Meats	$13,316
Catalent, Inc.	Pharmaceuticals	$10,130
Bunge Limited	Agricultural Products	$9,867
Jazz Pharmaceuticals plc	Pharmaceuticals	$9,520
Post Holdings, Inc.	Packaged Foods and Meats	$9,431
Perrigo Company plc	Pharmaceuticals	$8,453
The Boston Beer Company, Inc.	Brewers	$6,975
Horizon Therapeutics Public Limited Company	Pharmaceuticals	$6,833
Ingredion Incorporated	Agricultural Products	$6,626
Herbalife Nutrition Ltd.	Personal Products	$6,318
Canopy Growth Corporation Percent Rank	Pharmaceuticals	$11,187 69%

All Figures in CAD as of 28/08/2019

To reflect the rapid evolution of the Company, the CGCN Committee reviews the appropriateness of the pay comparators on an annual basis.

In addition to its review of peer group executive compensation data, the CGCN Committee utilizes general executive compensation survey data when insufficient peer group data is available for a specific executive position or as another means of performing a market check on executive compensation levels and practices. This information assists the CGCN Committee in making well-informed decisions regarding executive compensation matters.

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New for Fiscal 2022. In late Fiscal 2021, the CGCN Committee reviewed the compensation peer groups by applying similar selection criteria and approved the following changes for the purposes of Fiscal 2022 compensation decision-making:

Peer Group	Removed	Rationale	Added	Rationale
Canadian Consumer-Focused Group	Spin Master Corp.	Market capitalization below comparable level	Restaurant Brands International Inc.	Geographic profile; comparable market capitalization
	Aurora Cannabis Inc.	Market capitalization below comparable level	Bausch Health Inc.	Geographic profile; comparable market capitalization
	The Stars Group Inc.	Acquisition by Flutter Entertainment plc and subsequent delisting	Tilray Inc.	Comparable market capitalization; cannabis industry peer
US Consumer Packages Goods and Pharmaceutical Group	Horizon Therapeutics Public Limited Company	Market capitalization below comparable level	Conegra Brands Inc.	Comparable market capitalization
	Ingredion Inc.	Market capitalization below comparable level	Beyond Meat Inc.	Comparable market capitalization
	Perrigo Company Plc.	Market capitalization below comparable level	Curaleaf Holdings Inc.	Comparable market capitalization; cannabis industry peer
	Herbalife Nutrition Ltd.	Market capitalization sizing below comparable level	Green Thumb Industries Inc.	Comparable market capitalization; cannabis industry peer

Target Pay Positioning

For NEOs, total target direct compensation is set by reference to the 50th percentile to 75th percentile of relevant publicly-traded peers, weighted more heavily towards long-term equity-based compensation. Positioning relative to these percentiles will depend upon the role, responsibilities, experience, and contributions of each NEO, as well as the comparability to the peer incumbents, and may fall outside these percentiles based on informed judgment. Recognizing that the Company is a North American organization with senior executives located in both Canada and the US, the dual peer group approach (the Canadian Consumer-Focused Group and the United States CPG and Pharmaceutical Group) is used for benchmarking and target setting purposes to reflect competitive pay levels in both jurisdictions, as appropriate.

Annual Oversight of Compensation

Role of the CGCN Committee and Board

The CGCN Committee supports the Board’s responsibilities relating to executive compensation, including the annual review and approval of NEO compensation, and recommending CEO compensation to the Board. For CEO compensation, the CGCN Committee works with its independent compensation advisor (Hugessen) and is supported by the Company’s Chief Human Resources Officer (“CHRO”), to develop compensation and related recommendations to the Board. For the compensation of all other NEOs and senior officers, the CGCN Committee reviews recommendations from the CEO and CHRO, and then makes recommendations to the Board. The CGCN

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Committee also reviews various aspects of the compensation program as appropriate and makes recommendations to the Board on any changes to incentive design. The Board reviews the CGCN Committee’s recommendations and provides final approval on compensation related proposals.

The process and timeline of the CGCN Committee’s annual activities are noted below:

Role of CEO and CHRO

The CEO and CHRO support the CGCN Committee in its compensation work. The CEO and CHRO make recommendations to the CGCN Committee on NEO and top officer compensation, and the CHRO supports the CGCN Committee in developing recommendations to the Board on CEO compensation. The CHRO also make recommendations and provides information to, and answers questions from, the CGCN Committee as it fulfills its responsibilities regarding executive compensation. None of the Company’s NEOs make recommendations directly to the CGCN Committee regarding their own compensation.

Role of the Compensation Consultant

Since 2019, the CGCN Committee has engaged Hugessen to provide independent third-party advice on executive compensation and related performance assessment and governance matters. The nature and scope of services provided by Hugessen to the CGCN Committee during Fiscal 2021 included:

•	Review, support and advice on:
-	The Company’s compensation philosophy, peer group development, and incentive design, including developing a new PSU framework for Fiscal 2022
-	Compensation for top executive officers including the CEO
-	Compensation for directors
-	Evolving the governance framework for the effective management of executive compensation
-	Management-prepared materials and recommendations in advance of CGCN Committee meetings

•	Attendance at CGCN Committee meetings as requested

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The CGCN Committee considers, among other information, the advice provided by Hugessen in making its executive compensation decisions and recommendations to the Board; however, it may or may not follow Hugessen’s advice in making such decisions.

Hugessen does not provide any services directly to management other than as directed by the Chair of the CGCN Committee, and any services provided by Hugessen require approval from the Chair of the CGCN Committee. The CGCN Committee has considered the independence of Hugessen and has not identified any conflicts of interests regarding their services or employees.

Executive Compensation Risk Management

The Board considers and assesses, as necessary, the implications of risks associated with the Company’s compensation policies and practices and devotes such time and resources as it believes are appropriate given the Company’s current stage of development. The Company’s practice during Fiscal 2021 of compensating its senior executives through a mix of base salary, short-term incentives and long-term incentives, provided under the Company’s Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”), is designed to mitigate risk by: (i) ensuring that the Company retains such executives; and (ii) aligning the interests of its executives with the short-term and long-term objectives of the Company and its Shareholders. The CGCN Committee monitors the Company’s compensation practices and policies at least annually and more often as may be required to deal with issues that arise between annual reviews. During Fiscal 2021, the Board did not identify any risks arising from the Company’s compensation policies and practices that the Board believed were reasonably likely to have a material adverse effect on the Company.

The table below outlines key elements of the Company’s compensation risk management framework:

Risk Mitigating Compensation Practices
•	Conduct an annual review of the Company’s compensation practices to ensure that the Company compensates its key employees appropriately to retain executives with critical skills.
•	Deliver a significant majority of each executive’s compensation through “at-risk” instruments that create a clear link between pay and performance, align executive interests with those of Shareholders and help incentivize executives to drive Shareholder value.
•	Defer a significant portion of each executive’s compensation through the application of multi-year time vesting conditions on long-term incentive equity awards. Options and RSUs vest over three years and PSUs cliff vest at the end of three years.
•	Cap annual short-term incentive payouts to discourage excessive risk-taking.
•	Grant of PSUs starting in Fiscal 2022 that includes both time and performance-based vesting conditions.
•	Adopt Guidelines regarding share ownership for the CEO and other NEOs set at 5 times annual base salary for the CEO and at 3 times annual base salary for the rest of the NEOs.
•	Have trading guidelines that restrict executives and directors from entering into transactions that have the direct or indirect effect of offsetting (hedging) the economic benefits of owning Company securities.
•	Hold an annual say-on-pay advisory vote which provides Shareholders with a mechanism to share their views on the Company’s executive pay practices.
•	Receive independent, third-party advice directly from an external compensation consultant.
•	Maintain a claw-back policy, outlined in the Company’s Omnibus Incentive Plan, whereby the Board may require the reimbursement, reduction or cancellation of an award for (i) failing to comply with any obligation to the Company, (ii) termination for cause, (iii) conduct that causes material financial or reputational harm to the Company or its affiliates, (iv) willful misconduct, gross negligence or fraud (v) restatement of its financial statements resulting in negative impacts to the Company’s financial results.

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Components of Compensation

Summary of Elements of Compensation

The Company’s compensation program applies to senior executives in various roles within the Company, and consists of the following:

	Pay Element		Description & Objective
Fixed	Annual	Base Salary	• Fixed component of executive pay, used to determine other elements of compensation and benefits • Provides predictable compensation for day-to-day services
Performance- Based	Annual	Short-Term Incentives

•     Annual cash bonus awarded based on the achievement of defined financial and non-financial annual objectives

•     Varies depending on the level of actual performance to incentivize the achievement of short-term objectives

	Long-Term	Stock Options

•     Provided annually and intended to align recipient with Shareholder value creation, as well as to drive retention of key employees

•     No value to recipient unless Shareholder value created from time of grant

Share-based Awards including Restricted Share Units (RSUs) and Performance Share Units (PSUs)

•     Provided annually to align recipient with Shareholder value creation, incentivize achievement of defined long-term objectives, and to drive retention of key employees

•     RSUs vest equally over three years from the date of grant based on continued service

•     PSUs vest on the third anniversary of grant based on continued service and achievement relative to defined objectives

•     No performance conditions were applied to Fiscal 2021 grants due to target setting issues related to COVID-19

•     Fiscal 2022 PSUs includes relative TSR and Adjusted EBITDA performance metrics

Other	Annual	Benefits

•     Provided annually as a fixed component of executive benefits

•     Benefit coverage offered which includes group health care, dental, vision, HSA, FSA/DFSA, Life, AD&D insurance, and short and long term disability coverage. Coverage varies by Country.

•     Eligible to participate in our current 401(k) plan (US residents only) (1)

•     Eligible to participate in the current ESPP (1)

•     Annual product allowance

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•     Certain NEOs are entitled to a prerequisite for travel pursuant to their employment agreements

•     Certain NEOs are entitled to a lump sum in a deferred retirement plan pursuant to their employment agreements, once this plan is established in Canada and the US

(1) Julious Grant is not eligible to participate in the ESPP or 401(k) plan pursuant to his Services Agreement dated October 5, 2020.

A significant portion of our NEOs’ compensation is variable and linked to performance against short-term financial and individual objectives, as well as Share price performance and long-term financial objectives. The following charts illustrate our CEOs Fiscal 2021 target total direct compensation (“TDC”) mix, as well as that of the other NEOs (on average).

1Share-based awards will be granted in the form of PSUs in Fiscal 2022.

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Base Salary

Base salary forms the basis for attracting talent and remaining competitive with the market. Base salary is set by the Company based on market rates for similar positions and each executive’s expected contribution and past performance. For all NEOs with exception for the CEO, the CEO and the CHRO develop salary recommendations based on: (i) approved benchmarking provided by the Company’s independent compensation consultant (Hugessen); and (ii) market survey data. CEO base salary recommendations to the Board are prepared by the CGCN Committee, and are based on approved benchmarking data. All base salaries for senior executives are reviewed and approved by the Board. The following table illustrates base salary details for our NEOs.

Individual	Currency Received (USD/CAD)	Fiscal 2021 Base Salary	Fiscal 2022 Base Salary	% Change
David Klein	USD	975,000	975,000	0%
Michael Lee	USD	435,637	447,000	2.6%
Rade Kovacevic	CAD	600,000 (US$454,491)	615,000 (US$465,853)	2.5%
Julious Grant	USD	500,000	513,000	2.6%
Phil Shaer	CAD	320,000 (US$242,395)	345,000 (US$261,332)	7.8%

Short-Term Incentives

For Fiscal 2021, all NEOs participated in the Company’s STIP which provides an annual cash incentive based on performance relative to defined financial and individual objectives. The STIP is a leveraged bonus design, where executives may earn between 0% and 200% of the target bonus opportunity (“target”), which is defined as a percentage of base salary for each executive.

Plan Design

For our NEOs, the STIP is linked to a combination of corporate financial and individual objectives and is structured as follows:

Base Salary ($)	X	STIP Target (% of salary)	X	Performance Score (0 – 200%)	=	STIP Payout ($)

Target Award Levels

Under the STIP pursuant to their respective employment agreements, each NEO has a target award expressed as a percentage of base salary. They may receive no payout for performance at or below threshold level, and a maximum payout of 200% of target for performance at or above maximum objectives. The threshold, target, and maximum awards for our NEOs are as follows:

Individual	Below Threshold (% of salary)	Target (% of salary)	Maximum (% of salary)
David Klein CEO	0%	125%	250%
Mike Lee EVP and CFO	0%	75%	150%
Rade Kovacevic President and CPO	0%	75%	150%

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Julious Grant CCO	0%	75%	150%
Phil Shaer CLO and Corporate Secretary	0%	75%	150%

Fiscal 2021 STIP Performance Assessment

For Fiscal 2021, all NEOs were assessed against corporate financial and individual objectives approved by the Board. These objectives are noted below - all are in USD:

Performance Measures	Purpose	Weighting	Fiscal 2021 Goals	Fiscal 2021 Actual Performance	Actual (% of target)
Net Revenue	Serves as a measure of our ability to grow the business	20%	$455M	$414M	69.5%
Adjusted EBITDA[1]	Serves as a measure of our profitability	20%	($246)M	($258)M	84.7%
Free Cash Flow[2]	Reflects our ability to generate the cash required to operate the business and pay down debt	50%	($850)M	($478)M	200%
Individual	Serves to drive leadership accountability and effectiveness	10%	Individualized objectives	All objectives met	100%
Total		100%			140.8%

1Adjusted EBITDA is calculated as the reported net loss, adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition-related costs. See “Non-GAAP Measures” above.

2 Free cash flow is calculated as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment. See “Non-GAAP Measures” above.

Fiscal 2021 STIP Payouts

For Fiscal 2021, the Board approved the following annual cash bonuses to the NEOs based on actual performance relative to the defined STIP objectives:

Individual	Target (% of salary)	Payout Factor (% of target)	Bonus Payout (US$)
David Klein CEO	125%	140.8%	$1,716,428
Mike Lee EVP and CFO	75%	140.8%	$460,147

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Rade Kovacevic President and CPO	75%	140.8%	$524,054(1)
Julious Grant CCO	75%	140.8%	$286,071
Phil Shaer CLO and Corporate Secretary	75%	140.8%	$279,496(1)

(1) As converted from Canadian dollars at the Bank of Canada exchange rate of 0.8269 Canadian dollars per U.S. dollar as of June 10, 2021.

Long-Term Incentives

For Fiscal 2021, all NEOs participated in the Company’s LTIP, which provides annual grants of Options and Share-based equity awards through the Company’s Omnibus Incentive Plan. The CGCN Committee reviews recommendations from the CEO and recommends the amount of the long-term incentive award and terms of the incentives to the Board by considering performance, market conditions, previous grants and target incentive levels. In early Fiscal 2021, the CGCN Committee determined that, due to the difficulty of establishing reasonable performance metrics in light of the uncertainty created by the COVID-19 pandemic, Share-based awards granted in March 2020 would not have performance conditions and vest based on the passage of time over three years. For Fiscal 2022, the Company granted PSUs with defined performance conditions that measure relative TSR and Adjusted EBITDA over a three-year performance period.

Summary of Principal Terms of LTIP Instruments

The table below summarizes the principal terms of our Options, PSUs, and RSUs. More information about our equity compensation plans can be found beginning on page 64.

	Share-Based Awards		Options
	PSUs	RSUs
Purpose

•    PSUs represent compensation to incentivize executives to achieve long-term objectives of the Company, as well as to align executives’ interests with those of Shareholders

•    PSUs are considered “at risk” as the ultimate value vested depends on share price and performance relative to defined long-term objectives

• RSUs represent compensation to incentivize executives to achieve long-term objectives of the Company, as well as to align executives’ interests with those of Shareholders

•    Options represent compensation that is intended to align executives’ interests with those of Shareholders by providing executives with the opportunity to become Shareholders

•    These are considered entirely “at risk” because the value of Options rises (and may fall) in conjunction with the market price of Shares.

Form of Award	• PSUs represent notional Shares, the value of which track the value of the Shares on the TSX	• RSUs represent notional Shares that track the value of the Shares on the TSX	• A holder of vested options may acquire Shares at the exercise price established on the date of grant of such options
Vesting	• PSUs vest on the 3rd anniversary of the date of grant based on continual employment and the achievement of predetermined performance targets, effective upon the Board’s approval of the financial statements for the financial year immediately preceding the vesting date	• RSUs vest on the 1st, 2nd, and 3rd anniversaries of the date of the grant, with one third of the number of granted options vesting on each date	• Options vest on the 1st, 2nd, and 3rd anniversaries of the date of the grant, with one third of the number of granted options vesting on each date • Options have up to a 10-year term

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Settlement	• PSUs will, at the Board’s discretion, be settled in either cash, in Shares purchased from the open market, or in Shares issued from treasury	• PSUs will, at the Board’s discretion, be settled in either cash, in Shares purchased from the open market, or in Shares issued from treasury

•    The value of a vested option is the difference between its exercise price and the closing price of the Shares on the TSX on the date prior to the date of exercise

•    All options are settled in Shares issued from treasury

March 27, 2020 LTI Grants

The NEOs received the following grants in respect of their annual LTI on March 27, 2020 (in Fiscal 2020 for disclosure purposes):

Individual	Options (#)	Share-Based Awards (#)
David Klein CEO	183,489	91,745
Mike Lee EVP & CFO	81,984	40,992
Rade Kovacevic President and CPO	84,349	42,174
Phil Shaer CLO and Corporate Secretary	32,615	10,872

Julious Grant, our CCO, received a grant of Options equal to US$750,000 in Fiscal 2021 pursuant to the Option Grant Agreement (as defined below).

June 9, 2021 LTI Grants

The NEOs received the following grants in respect of their annual LTI on June 9, 2021:

Individual	Options (#)	Share-based Awards (#)
David Klein CEO	139,488	69,744
Mike Lee EVP and CFO	54,814	27,407
Rade Kovacevic President and CPO	59,767	29,883

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Julious Grant CCO	62,908	31,454
Phil Shaer CLO and Corporate Secretary	22,352	11,176

Each of the Options granted has a six-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment, as specified in the form of option agreement pursuant to which the Options were granted (the “Option Grant Agreement”). One-third of the Options become exercisable on each of the first, second and third anniversaries of the date of grant, subject to the terms of the Option Grant Agreement. The Options will continue to vest upon the Retirement (as that term is defined in the Option Grant Agreement) of the recipient at any time after December 9, 2021 and prior to June 9, 2024, and will vest 30 days after the recipient’s service with Canopy terminates due to the recipient’s death or Disability (as that term is defined in the Option Grant Agreement). The exercise price of each Option is CAD$30.87, which is equal to the closing price of the Common Shares on the TSX on June 8, 2021.

The Share-based Awards detailed above were granted in the form of PSUs. The number of PSUs granted represents 100% of the target number of PSUs. The minimum PSU award is equal to 50% of the target number of PSUs, and the maximum PSU award is 150% of the target number of PSUs. The number of PSUs which will vest at the end of the three-year period will be based on two metrics: (i) relative TSR and, (ii) Adjusted EBITDA, with each weighted at 50%. The performance periods for each metric will consist of three one-year periods (fiscal year 2022, fiscal year 2023 and fiscal year 2024) and a three-year cumulative period beginning on April 1, 2021 and ending on March 31, 2024, each measured independently of one another. The PSUs will cliff vest after three years from the date of grant and the number of units vesting will vary based on performance over the defined performance periods relative to Board-approved performance targets.

The terms and conditions of vesting are detailed above under “Long-term Incentive Decisions—New for Fiscal 2022”. Unvested PSUs are subject to forfeiture upon the occurrence of certain events related to termination of employment, as specified in the form of agreement pursuant to which the PSUs were granted (the “PSU Grant Agreement”). A participant may vest in their right to receive the applicable number of PSUs if the participant remains in continuous employment with the Company or any of its subsidiaries until June 9, 2024. In the event a US resident recipient of PSUs retires (as the term “Retirement” is defined in the PSU Grant Agreement) at any time after December 9, 2021 and prior to June 9, 2024, vested awards are payable on a pro rata basis (as set forth in the PSU Grant Agreement applicable to US residents). For US residents, PSUs will vest 30 days after the recipient’s service with Canopy terminates due to the recipient’s death or Disability (as that term is defined in the PSU Grant Agreements applicable to US residents), subject to the terms of the PSU Grant Agreements applicable to US residents. In the next six months Canopy expects to revisit whether Canadian residents will be permitted to have their PSUs continue to vest after their retirement or after their death or disability in the same manner as US residents.

Anti-Hedging & Insider Trading Policy

Pursuant to the Company’s Insider Trading Policy, the NEOs and directors are not permitted to enter into any transaction that has the direct or indirect effect of offsetting the economic value (hedging) of any interest in any security of the Company. This includes the purchase of financial instruments such as variable prepaid forward contracts, equity swaps, collars or units of exchange funds that are designed to hedge or offset a decrease in the market value of securities. To the Company’s knowledge, no executive officer or director of the Company has entered into any transaction or purchased such a financial instrument.

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The Insider Trading Policy also provides that insiders of the Company should refrain from frequent buying and selling of the securities of the Company for the purpose of realizing the short-term profits and should acquire securities only as a long-term investment.

Results of Fiscal 2020 Say-On-Pay Vote

Canopy’s compensation program for its executive management team is designed to drive shareholder value and to effectively attract and retain talent. At our 2020 Meeting, we conducted an advisory vote to approve the compensation of our NEOs, as disclosed in the 2020 Proxy Statement (a “say-on-pay” vote). Our Shareholders approved our NEO compensation at that time, with approximately 97% of the vote being cast in favor of approval. Our Shareholders voted in favor of having future say-on-pay votes annually.

Performance Graph

The following performance graph illustrates the Company’s cumulative Shareholder return assuming reinvestment of dividends, by comparing a C$100 investment in the Shares beginning April 1, 2016 to the return on the S&P/TSX Composite Index.

	March 31, 2016	March 31, 2017	March 31, 2018	March 31, 2019	March 31, 2020	March 31, 2021
Canopy Growth Corporation	$100.00	$411.20	$1299.61	$2232.40	$789.96	$1551.35
S&P/TSX Composite Index	$100.00	$115.68	$114.34	$119.80	$99.54	$139.17

Figures in C$

The Board is of the view that the Company’s management, including each of the NEOs, have delivered, and continue to deliver, excellent value to Shareholders. As evidenced by the performance graph above, the Shares stayed relatively on par with the S&P/TSX Composite Index until the fiscal year ended March 31, 2017, when Shares significantly outperformed the S&P/TSX Composite Index, a trend which continued exponentially in the fiscal year ended March 31, 2018 and the fiscal year ended March 31, 2019 (“Fiscal 2019”). The price of the Shares declined in Fiscal 2020 amid considerable volatility in the cannabis sector, due to increased competition and a slower-than-expected development of the Canadian cannabis market, specifically relating to the limited roll-out of retail distribution in highly populated areas. The price of the Shares rebounded in Fiscal 2021, despite the continued

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difficult market conditions brought on by the COVID-19 pandemic. Shareholder return over the last five years has significantly outperformed the S&P/TSX Composite Index. While our share price has been volatile due in part to the nascent state of the cannabis industry, our executive compensation remains competitive as we aim to attract and retain an experienced executive team whose compensation is tied to a variety of metrics including long-term profit improvement and share price appreciation. For further discussion on this point, please refer to the “Compensation Discussion and Analysis” section at page 35.

Compensation Committee Report

The members of the CGCN Committee have reviewed and discussed the contents of the CD&A with management. Based on such review and discussion with management, and subject to the limitations on the role and responsibility of the CGCN Committee, the CGCN Committee recommended to the Board that the CD&A be included in this Proxy Statement issued in connection with the Meeting and included in the Company’s Form 10-K for the year ended March 31, 2021.

Respectfully submitted by the members of the Corporate Governance, Compensation and Nominating Committee

Theresa Yanofsky (Chair)

Robert L. Hanson

David Lazzarato

James A. Sabia, Jr.

The foregoing Compensation Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

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Executive Compensation

Currency Conversion

Certain of the NEO’s employment agreements specify payments in US dollars, while others specify payments in Canadian dollars. Where payments and Share-based calculations are made in Canadian dollars, throughout this section we have converted Canadian dollars to US dollars using the Bloomberg average exchange rates for:

•	Fiscal 2021 of C$1.00 to US$0.7575 for the 12-month period ended March 31, 2021;
•	Fiscal 2020 of C$1.00 to US$0.7519 for the 12-month period ended March 31, 2020; and
•	Fiscal 2019 of C$1.00 to US$0.7623 for the 12-month period ended March 31, 2019.

Summary Compensation Table

The following table sets forth the compensation for Fiscal 2019, Fiscal 2020, and Fiscal 2021 awarded to, earned by, or paid to the NEOs.

Name and principal position	Year	Salary	Bonus	Stock awards(1)	Option awards(1)	Non-equity incentive plan compensation	All other compensation		Total
David Klein, Chief Executive Officer	2021	975,000	-	-	-	1,716,428	102,260	(2)	2,793,688
	2020	210,000	304,688	7,510,510	24,798,373	-	949,135		33,772,706
	2019	-	-	-	-	-	-		-
Mike Lee, Chief Financial Officer(4)	2021	435,637	-	-	-	460,147	88,575	(3)	984,359
	2020	410,358	213,615	598,073	736,100	-	118,908		2,077,054
	2019	-	-	-	-	-	-		-
Rade Kovacevic, President & Chief Product Officer	2021	454,491	-	-	-	480,062	36,705	(4)	971,258
	2020	425,931	207,242	615,319	1,903,462	-	9,429		3,161,383
	2019	239,612	79,406	-	1,585,288	-	3,253		1,907,559
Julious Grant, Chief Commercial Officer	2021	325,000	75,000	744,586	1,715,452	286,071	-		3,146,109
	2020	-	-	-	-	-	-		-
	2019	-	-	-	-	-	-		-
Phil Shaer, Chief Legal Officer	2021	242,395	-	18,171	30,453	256,033	8,952	(5)	556,004
	2020	199,340	53,573	158,622	292,837	-	14,918		719,290
	2019	172,969	72,419	-	1,585,288	-	3,218		1,833,894

Notes:

(1)	The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 23 of the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31,2021 regarding assumptions underlying valuation of equity awards.
(2)	Consists of US$94,686 in annual perquisite allowance to be spent in Mr. Klein’s discretion and US$7,574 in tax return preparation.
(3)	Consists of US$62,114 in annual perquisite allowance to be spent in Mr. Lee’s discretion, US$2,068 in vacation pay, US$17,157 in tax gross up, US$6,817 in tax return preparation and US$419 in car allowance.
(4)	Consists of US$36,705 in vacation pay.
(5)	Consists of US$8,952 in vacation pay.

Grants of Plan-Based Awards in Fiscal 2021

The following table sets forth the grants of plan-based awards made in Fiscal 2021. Non-equity incentive plan awards listed in the below were made pursuant to the terms of the respective NEO’s employment agreement. All equity incentive plan awards were made pursuant to the terms of the respective NEO’s employment agreement

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and the Omnibus Incentive Plan. With respect to all other grants in the table below, the grant date was the same date as the Board or the CGCN Committee took action to make such grants.

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards(1)			All other stock awards: Number of	All other option awards: Number of	Exercise or base	Grant date
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	shares of stock or units (#)	securities underlying options (#)	price of option awards ($/Sh)	fair value of stock and option awards(2)
Julious Grant	NA	0	375,000	750,000	-	-	-	-	-	-	-
	1-Dec-20	-	-	-	-	52,677	52,677	-	-	-	-
	1-Dec-20	-	-	-	-	-	-	-	52,677	26.65	776,668
	1-Dec-20	-	-	-	-	-	-	26,339	-	-	701,934
Phil Shaer	NA	0	181,796	363,593	-	-	-	-	-	-	-
	14-Aug-20	-	-	-	-	-	-	-	3,145	17.19	30,453
	14-Aug-20	-	-	-	-	-	-	23,989	-	-	18,015

Notes:

(1)	With respect to Mr.Grant, this amount relates to the Grant Inducement Grant, as described below under “Employment Agreements.”
(2)	The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 23 of the notes to the consolidated financial statements included in the Company’s 2021 Annual Report, regarding assumptions underlying valuation of equity awards.

Employment Agreements

David Klein

Mr. Klein serves as CEO of the Company pursuant to an employment agreement between Mr. Klein and the Company dated December 8, 2019, as amended on June 8, 2021 (the “Klein Agreement”). As CEO, Mr. Klein reports to the Board and is entitled to a base salary of US$975,000 (or approximately C$1,287,154) per year, subject to review by the Board on an annual basis, and an annual perquisite allowance of C$125,000 (or approximately US$94,686).

Mr. Klein is eligible for a short-term annual incentive performance bonus of 125% of base salary (the “Klein Target Amount”), with a payout range of up to two times the Klein Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board. Pursuant to the Klein Agreement, for Fiscal 2020, Mr. Klein was entitled to and was paid the pro-rata amount of the Klein Target Amount based on the number of days worked.

Mr. Klein is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Klein Agreement, Mr. Klein is eligible to receive an annual long-term award grant equal to 350% of base salary (using the fair market value of the Shares on the date of grant), which may be comprised of Options, RSUs, PSUs and/or any other form of equity authorized by the Omnibus Incentive Plan. The Board, in its sole discretion, may determine the ratio of the various forms of equity that Mr. Klein is entitled to receive pursuant to the Omnibus Incentive Plan.

Pursuant to the Klein Agreement, Mr. Klein received a grant of Options equal to C$20,000,000 (or approximately US$15,149,701) (using the fair market value of the Options on the date of grant, based on the closing price of the Shares on December 6, 2019) (the “Klein Inducement Grant”).

The Klein Inducement Grant vests on the first, second and third anniversaries of the date of grant, subject to meeting the following conditions: (a) 33.5% of the Options will vest only if during any 90-day period during the term of the Klein Inducement Grant, the average closing Share price on the TSX has appreciated by a minimum of 50% from the date of grant; (b) 33.5% of the Options will vest only if as at the end of any fiscal year during the term of the Klein Inducement Grant, audited annual revenue of C$2.5 billion (or approximately US$1.9 billion) is achieved

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by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 33% of the Options will vest only if as at the end of any fiscal year during the term of the Klein Inducement Grant, a C$100 million (or approximately US$76 million) CAET (as defined below) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company. The Options granted under the Klein Inducement Grant have a six-year term.

“CAET” means for any fiscal year of the Company, Adjusted EBITDA (as defined below) for such fiscal year further adjusted to remove any individual non-core market with negative Adjusted EBITDA outside of the Company’s core markets, which for greater certainty, for the purposes of the Klein Agreement and Kovacevic Agreement, are Canada, UK, Spain, Denmark, Chile and Brazil, as long as the negative Adjusted EBITDA is in-line with the Board approved plan for such removed market.

“Adjusted EBITDA” means, for any fiscal year of the Company, earnings before interest, tax, depreciation and amortization of the Company as set forth in the financial statements for the Company for such fiscal year then ended, adjusted to exclude share-based compensation expense, acquisition related costs including stock based compensation, and other non-cash items pursuant to past practices and approved by the Audit Committee.

Pursuant to the Klein Agreement, upon the creation of a retirement plan by the Company, the Company will contribute C$40,000 (or approximately US$30,299) per annum on Mr. Klein’s behalf to the applicable plan. The Company also agreed to reimburse Mr. Klein up to C$20,000 (or approximately US$15,150) for tax and legal advice in connection with the Klein Agreement.

The Company may terminate the Klein Agreement at any time for reasons other than cause or willful misconduct by providing (a) a lump sum payment equal to two times Mr. Klein’s base salary; (b) two times the average actual amounts paid as a short-term annual incentive performance bonus during the prior two years (or two times the Klein Target Amount if Mr. Klein has worked for less than two years); (c) any statutory severance pay that may be required pursuant to the Employment Standards Act, 2000 (Ontario) (the “ESA”); (d) the continuation of benefits for a period of two years from the date of termination (it being understood that a payment will be made equal to the premium cost for any such benefits that cannot be continued); (e) the vesting of any outstanding PSUs, at actual performance levels, for all years already certified by the Board or any responsible committee thereof; and (f) any other statutorily prescribed benefit. As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Klein will be required to execute a release in favor of the Company.

The Klein Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Klein Agreement.

Mike Lee

Mr. Lee provides services as Executive Vice President and Chief Financial Officer of the Company pursuant to an employment agreement between Mr. Lee and the Company dated March 31, 2020, as amended on June 8, 2021 (the “Lee Agreement”). As Executive Vice President and Chief Financial Officer, Mr. Lee reports to the CEO and is entitled to a base salary of US$447,000 (or approximately C$590,111) per year, subject to review by the Board on an annual basis, and an annual perquisite allowance of C$82,000 (or approximately US$62,114).

Mr. Lee is eligible for a short-term annual incentive performance bonus of 75% of his base salary (the “Lee Target Amount”), with a payout range of up to two times the Lee Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board.

Mr. Lee is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Lee Agreement, Mr. Lee is eligible to receive an annual long-term award grant equal to 300% of base salary (using the fair market value of the Shares on the date of grant), which may be comprised of Options, RSUs, PSUs and/or any other form of equity authorized by the Omnibus Incentive Plan. The Board, in its sole discretion, may determine the ratio of the various forms of equity that Mr. Lee is entitled to receive pursuant to the Omnibus Incentive Plan.

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Pursuant to the Lee Agreement, upon the creation of a retirement plan by the Company, the Company will contribute US$17,500 (or approximately C$23,103) per annum on Mr. Lee’s behalf to the applicable plan. The Company also agreed to reimburse Mr. Lee up to C$15,000 (or approximately US$11,362) for tax and legal advice in connection with the Lee Agreement.

The Company may terminate the Lee Agreement at any time for reasons other than cause or willful misconduct by providing (a) the greater of: (i) 78 weeks’ notice or payment of Mr. Lee’s base salary in lieu of such notice; or (ii) the minimum amount of notice or pay in lieu of notice (plus applicable vacation pay) as required pursuant to the ESA; (b) one and a half times the average actual amounts paid as a short-term annual incentive performance bonus during the prior two years; (c) the continuation of certain benefits during the severance period; (d) any statutory severance pay that may be required pursuant to the ESA; (e) the continuation of benefits for the minimum amount of time prescribed by the ESA; (f) the vesting of any outstanding PSUs, at actual performance levels, for all years already certified by the Board or any responsible committee thereof; and (g) any other statutorily prescribed benefit. As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Lee will be required to execute a release in favor of the Company.

Notwithstanding the terms of the Omnibus Incentive Plan, if: (a) a Change in Control (as defined in the Lee Agreement) occurs; and (b) the Company terminates Mr. Lee’s employment without cause no later than one year subsequent to the occurrence of a Change in Control, then any Options then granted to Mr. Lee, which have not yet then vested, will continue to vest, if they otherwise would have vested, for a period of one year subsequent to the date of termination.

The Lee Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Lee Agreement.

Rade Kovacevic

Mr. Kovacevic provides services as President and Chief Product Officer of the Company pursuant to an employment agreement between Mr. Kovacevic and the Company dated December 12, 2019, as amended on June 8, 2021 (the “Kovacevic Agreement”). As President, Mr. Kovacevic reports to the CEO and is entitled to a base salary of C$615,000 (or approximately US$465,853) per year, subject to review by the Board on an annual basis.

Mr. Kovacevic is eligible for a short-term annual incentive performance bonus of 75% of base salary (the “Kovacevic Target Amount”), with a payout range of up to two times the Kovacevic Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board.

Mr. Kovacevic is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Kovacevic Agreement, Mr. Kovacevic is eligible to receive an annual long-term award grant equal to 300% of base salary (using the fair market value of the Shares on the date of grant), which may be comprised of Options, RSUs, PSUs and/or any other form of equity authorized by the Omnibus Incentive Plan. The Board, in its sole discretion, may determine the ratio of the various forms of equity that Mr. Kovacevic is entitled to receive pursuant to the Omnibus Incentive Plan.

Pursuant to the Kovacevic Agreement, Mr. Kovacevic received a grant of Options equal to C$1,350,000 (or approximately US$1,022,605) (using the fair market value of the Options on the date of grant, based on the closing price of the Shares on December 12, 2019) (the “Kovacevic Inducement Grant”).

The Kovacevic Inducement Grant vests on the first, second and third anniversaries of the date of grant and will be subject to meeting the following conditions: (a) 1/3 of the Options will vest only if during any 90-day period during the term of the Kovacevic Inducement Grant, the average closing Share price on the TSX has appreciated by a minimum of 50% from the Share price on December 6, 2019; (b) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Kovacevic Inducement Grant, audited annual revenue of C$2.5 billion (or

55

approximately US$1.9 billion) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Kovacevic Inducement Grant, a C$100 million (or approximately US$76 million) CAET is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company. The Options granted under the Kovacevic Inducement Grant have a six-year term.

The Company also agreed to reimburse Mr. Kovacevic up to C$15,000 (or approximately US$11,362) for tax and legal advice in connection with the Kovacevic Agreement.

The Company may terminate the Kovacevic Agreement at any time for reasons other than cause or willful misconduct by providing (a) the greater of: (i) 78 weeks’ notice or payment of Mr. Kovacevic’s base salary in lieu of such notice; or (ii) the minimum amount of notice or pay in lieu of notice (plus applicable vacation pay) as required pursuant to the ESA; (b) one and a half times the average actual amounts paid as a short-term annual incentive performance bonus during the prior two years; (c) the pro-rated short-term annual incentive performance bonus for the year worked to the date of termination; (d) any statutory severance pay that may be required pursuant to the ESA; (e) the continuation of benefits for the minimum amount of time prescribed by the ESA; (f) the vesting of any outstanding PSUs, at actual performance levels, for all years already certified by the Board or any responsible committee thereof; and (g) any other statutorily prescribed benefit. As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Kovacevic will be required to execute a release in favor of the Company.

Any unvested Options or RSUs held by Mr. Kovacevic on the date of termination of the Kovacevic Agreement that were granted prior to the date of the Kovacevic Agreement will continue to vest for one year following Mr. Kovacevic’s termination.

The Kovacevic Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Kovacevic Agreement.

Julious Grant

Mr. Grant provides services as Chief Commercial Officer (“CCO”) of the Company pursuant to a service delivery agreement between Canopy Growth USA, LLC, a wholly-owned subsidiary of the Company, Mr. Grant and Brand House Group, N.A. Corporation dated October 5, 2020, as amended on October 28, 2020, and June 8, 2021 (the “Grant Agreement”). As CCO, Mr. Grant is entitled to a fixed fee of US$42,750 (or approximately C$56,437) per month (the “Grant Monthly Fee”).

Mr. Grant is eligible for a short-term annual incentive performance bonus of 75% of the Grant Monthly Fee (the “Grant Target Amount”), with a payout range of up to two times the Grant Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board.

Mr. Grant is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Grant Agreement, Mr. Grant is eligible to receive an annual long-term award grant equal to 36 times the Grant Monthly Fee (using the fair market value of the Shares on the date of grant), which may be comprised of Options, RSUs, PSUs and/or any other form of equity authorized by the Omnibus Incentive Plan. The Board, in its sole discretion, may determine the ratio of the various forms of equity that Mr. Grant is entitled to receive pursuant to the Omnibus Incentive Plan.

Pursuant to the Grant Agreement, Mr. Grant received a grant of Options equal to US$750,000 (or approximately C$990,119) (using the fair market value of the Options on the date of grant, based on the closing price of the Shares on the date of grant) (the “Grant Inducement Grant”).

The Grant Inducement Grant vests on the first, second and third anniversaries of the date of grant and will be subject to meeting the following conditions: (a) 1/3 of the Options will vest only if during any 90-day period during

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the term of the Grant Inducement Grant, the average closing Share price on the TSX is equal to or greater than C$37.08; (b) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Grant Inducement Grant, audited annual revenue of C$2.5 billion (or approximately US$1.9 billion) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Grant Inducement Grant, a C$100 million (or approximately US$76 million) CAET is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company. The Options granted under the Grant Inducement Grant have a six-year term.

The Company may terminate the Grant Agreement at any time without cause by providing (a) 18 times the Grant Monthly Fee; (b) one and a half times the average actual amounts paid as a short-term annual incentive performance bonus during the prior two years; (c) the vesting of any outstanding PSUs, at actual performance levels, for all years already certified by the Board or any responsible committee thereof; and (d) the pro-rated short-term annual incentive performance bonus for the year worked to the date of termination.

The Grant Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 18 months following the termination of the Grant Agreement.

Phil Shaer

Mr. Shaer provides services as the Chief Legal Officer and Corporate Secretary of the Company pursuant to an employment agreement between Mr. Shaer and the Company dated August 7, 2020, as amended on June 8, 2021 (the “Shaer Agreement”). As Chief Legal Officer, Mr. Shaer reports to the CEO of the Company and is entitled to a base salary of C$345,000 (or approximately US$261,332) per year.

Mr. Shaer is eligible for a short-term annual incentive performance bonus of 75% of base salary (the “Shaer Target Amount”), with a payout range of up to two times the Shaer Target Amount based upon the achievement of certain mutually developed financial, operational, strategic and individual performance objectives approved by the Board.

Mr. Shaer is also entitled to participate in the Omnibus Incentive Plan. Pursuant to the Shaer Agreement, Mr. Shaer is eligible to receive an annual long-term award grant equal to 200% of base salary (using the fair market value of the Shares on the date of grant), which may be comprised of Options, RSUs, PSUs and/or any other form of equity authorized by the Omnibus Incentive Plan. The Board, in its sole discretion, may determine the ratio of the various forms of equity that Mr. Shaer is entitled to receive pursuant to the Omnibus Incentive Plan.

The Company may terminate the Shaer Agreement at any time for reasons other than cause or willful misconduct by providing (a) the greater of: (i) 18 months’ notice or payment of Mr. Shaer’s base salary in lieu of such notice; or (ii) the minimum amount of notice or pay in lieu of notice (plus applicable vacation pay) as required pursuant to the ESA; (b) one and a half times the average actual amounts paid as a short-term annual incentive performance bonus during the prior two years; (c) the vesting of any outstanding PSUs, at actual performance levels, for all years already certified by the Board or any responsible committee thereof; (d) the pro-rated short-term annual incentive performance bonus for the year worked to the date of termination; (e) any statutory severance pay that may be required pursuant to the ESA; and (f) the continuation of benefits for the minimum amount of time prescribed by the ESA. Any unvested Options or RSUs held by Mr. Shaer on the date of termination of the Shaer Agreement will continue to vest for one year following Mr. Shaer’s termination. As a condition to receiving any payments which exceed the statutory entitlements upon termination without cause, Mr. Shaer will be required to execute a release in favor of the Company.

If (a) the Shaer Agreement is terminated by the Company for any reason other than for cause or willful misconduct within one year following a Change of Control (as defined in the Shaer Agreement); or (b) Mr. Shaer resigns within 60 days of either (i) being demoted or having his responsibilities materially reduced without his consent within one year following a Change of Control; or (ii) Mr. Shaer’s overall target rate of compensation is reduced within one year following a Change of Control, then, in such circumstances, (x) Mr. Shaer is entitled to

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receive any payments and benefits as though the Shaer Agreement was terminated without cause or willful misconduct; and (y) any unvested Options and RSUs held by Mr. Shaer on the date of termination of the Shaer Agreement will vest and become immediately exercisable in accordance with the terms of the Omnibus Incentive Plan. As a condition to receiving such payments, Mr. Shaer will be required to execute a release in favor of the Company.

The Shaer Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of 12 months following the termination of the Shaer Agreement.

Outstanding Equity Awards at March 31, 2021

The following table presents information concerning outstanding Options, RSUs, and PSU awards to each of the NEOs as of March 31, 2021, the Company’s fiscal year end.

		Option awards					Stock awards
Name	Grant date(1)	Number of securities underlying unexercised options - (#) exercisable	Number of securities underlying unexercised options - (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David Klein	6-Dec-19(3)	539,374	-	1,078,748	18.65	6-Dec-25	-	-	-	-
	14-Jan-20	-	-	-	-	-	208,460	6,676,974	-	-
	27-Mar-20	-	-	-	-	-	61,163	1,959,051	-	-
	27-Mar-20	61,163	122,326	-	14.59	27-Mar-26	-	-	-	-
Mike Lee	24-Dec-18	300,000	150,000	-	26.81	24-Dec-24	-	-	-	-
	27-Mar-20	27,328	54,656	-	14.59	27-Mar-26	-	-	-	-
	27-Mar-20	-	-	-	-	-	27,328	875,316	-	-
Rade Kovacevic	15-Feb-18	60,000	-	-	22.49	15-Feb-24	-	-	-	-
	24-Dec-18	66,667	33,333	-	26.81	24-Dec-24	-	-	-	-
	12-Dec-19(4)	32,315		64,631	21.13	12-Dec-25	-	-	-	-
	27-Mar-20	28,116	56,233	-	14.59	27-Mar-26	-	-	-	-
	27-Mar-20	-	-	-	-	-	28,116	900,555	-	-
Julious Grant	1-Dec-20	-	52,677	-	26.65	1-Dec-30	-	-	-	-
	1-Dec-20(5)	-		52,677	26.65	1-Dec-30	-	-	-	-
	1-Dec-20	-	-	-	-	-	26,339	843,638	-	-
Phil Shaer	24-Dec-18	66,667	33,333	-	26.81	24-Dec-24	-	-	-	-
	27-Mar-20	10,872	21,743	-	14.59	27-Mar-26	-	-	-	-
	27-Mar-20	-	-	-	-	-	7,248	232,153	-	-
	14-Aug-20	-	3,145	-	17.34	14-Aug-26	-	-	-	-
	14-Aug-20	-	-	-	-	-	1,048	33,567

Notes:

(1)	Unless otherwise indicated, with respect to all of the outstanding Options, RSUs and PSUs awarded to the NEOs as of March 31, 2021, one-third of each grant will vest on each of the first three annual anniversaries of the date of the grant, subject to the continued employment of the respective NEO.
(2)	The market value of the unvested stock awards is calculated by multiplying the number of unvested Shares held by the applicable NEO by the closing price of the Shares on March 31, 2021 which was $32.03.
(3)	These Options will vest on the first, second and third anniversaries of the date of grant, subject to meeting the following conditions: (a) 33.5% of the Options will vest only if during any 90-day period during the term of the Klein Inducement Grant, the average closing Share price on the TSX has appreciated by a minimum of 50% from the date of grant; (b) 33.5% of the Options will vest only if as at the end of any fiscal year during the term of the Klein Inducement Grant, audited annual revenue of C$2.5 billion (or approximately US$1.9 billion) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 33% of the Options will vest only if as at the end of any fiscal year during the term of

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the Klein Inducement Grant, a C$100 million (or approximately US$76 million) CAET is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company.
(4)	These Options will vest on the first, second and third anniversaries of the date of grant and will be subject to meeting the following conditions: (a) 1/3 of the Options will vest only if during any 90-day period during the term of the Kovacevic Inducement Grant, the average closing Share price on the TSX has appreciated by a minimum of 50% from the Share price on December 6, 2019; (b) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Kovacevic Inducement Grant, audited annual revenue of C$2.5 billion (or approximately US$1.9 billion) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Kovacevic Inducement Grant, a C$100 million CAET (or approximately US$76 million) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company.
(5)	These Options will vest on the first, second and third anniversaries of the date of grant and will be subject to meeting the following conditions: (a) 1/3 of the Options will vest only if during any 90-day period during the term of the Grant Inducement Grant, the average closing Share price on the TSX is equal to or greater than C$37.08 (or approximately $28,09); (b) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Grant Inducement Grant, audited annual revenue of C$2.5 billion (or approximately US$1.9 billion) is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company; and (c) 1/3 of the Options will vest only if as at the end of any fiscal year during the term of the Grant Inducement Grant, a C$100 million (or approximately US$76 million) CAET is achieved by the Company for such fiscal year, as confirmed by the auditors of the Company.

Option Exercises and Stock Vested in Fiscal 2021

The following table presents information concerning Option exercises and Shares acquired upon vesting of RSU awards by each of our NEOs in Fiscal 2021:

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
David Klein	-	-	50,322	842,434
Mike Lee	-	-	-	-
Rade Kovacevic	86,666	1,487,348	-	-
Julious Grant	-	-	-	-
Phil Shaer	70,000	1,354,163	-	-

Notes:

(1)	These amounts reflect the aggregate of the differences between the exercise price of the Option and the market price of a Share at the time of exercise for each stock option exercised by a named executive officer in Fiscal 2021.

Potential Payments Upon Termination or Change-in-Control

A narrative description of the individual payments the Company is currently required to make upon termination or a change in control of the Company is described above under “Employment Agreements”.

Potential Payments Upon Termination in the Absence of a Change in Control

The following table sets forth the details regarding the estimated payments from the Company to each of the NEOs, assuming termination without cause was effective on March 31, 2021, based on their employment agreements in effect at such time and assuming no change-in-control:

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Name and Position	Cash Payment ($)	Accelerated Awards ($)	Benefits ($)	Total ($)
David Klein, Chief Executive Officer	4,387,500(1)	-(2)	49,170 (3)	4,436,670
Mike Lee, Executive Vice President and Chief Financial Officer	1,158,777(4)	-(2)	59,911(3)	1,218,688
Rade Kovacevic, President and Chief Product Officer	1,230,209(5)	964,535(2)(6)	465(7)	2,195,209
Julious Grant, Chief Commercial Officer	1,179,107(11)	-(2)	-(3)	1,179,107
Phil Shaer, Chief Legal Officer and Corporate Secretary	613,395(8)	467,572(2)(9)	386(10)	1,081,353

Notes:

(1)	Upon termination without cause effective March 31, 2021, Mr. Klein would have been entitled to a payment in the amount of $4,387,500, representing two times his base salary plus two times the Klein Target Amount.
(2)	Upon termination without cause effective March 31, 2021, any unvested PSUs at actual performance levels, for all years already certified by the Board or any responsible committee thereof, held by Mr. Klein, Mr. Lee, Mr. Kovacevic, Mr. Shaer and Mr. Grant immediately vest.
(3)	As of March 31, 2021, Mr. Klein and Mr. Lee are participants in Canopy’s benefits plan. Mr. Grant does not participate in Canopy’s benefits plan. Upon termination without cause effective March 31, 2021, Mr. Klein’s benefits would continue for a period of two years while Mr. Lee’s benefits would continue for a period of seventy-eight weeks.
(4)	Upon termination without cause effective March 31, 2021, Mr. Lee would have been entitled to a payment in the amount of $1,158,777, representing 78 weeks of his base salary plus one and a half times the average actual amounts paid as short-term annual incentive performance bonuses to Mr. Lee during the prior two years.
(5)	Upon termination without cause effective March 31, 2021, Mr. Kovacevic would have been entitled to a payment in the amount of $1,230,209, representing 78 weeks of his base salary plus one and a half times the average actual amounts paid as short-term annual incentive performance bonuses to Mr. Kovacevic during the prior two years.
(6)	Upon termination without cause effective March 31, 2021, any unvested Options or RSUs held by Mr. Kovacevic on the date of termination that were granted prior to the date of the Kovacevic Agreement will continue to vest for one year following Mr. Kovacevic’s termination. The value attributed to such Awards is calculated based on the number of Options and RSUs that would vest during such one-year period and based upon the closing price of the Shares on the TSX on March 31, 2021. For the purposes of Options, the value is determined relative to the exercise price of such Options.
(7)	Upon termination without cause effective March 31, 2021, Mr. Kovacevic’s benefits would continue for the minimum amount of time prescribed by the ESA, which is 4 weeks.
(8)	Upon termination without cause effective March 31, 2021, Mr. Shaer would have been entitled to a payment in the amount of $613,395, representing 18 months of his base annual salary plus one and a half times the average actual amounts paid as short-term annual incentive performance bonuses to Mr. Shaer during the prior two years.
(9)	Upon termination without cause effective March 31, 2021, any unvested Options or RSUs held by Mr. Shaer will continue to vest for one year following Mr. Shaer’s termination. The value attributed to such Awards is calculated based on the number of Options and RSUs that would vest during such one-year period and based upon the closing price of the Shares on the TSX on March 31, 2021. For the purposes of Options, the value is determined relative to the exercise price of such Options.
(10)	Upon termination without cause effective March 31, 2021, Mr. Shaer’s benefits would continue for the minimum amount of time prescribed by the ESA, which is 4 weeks.
(11)	Upon termination without cause effective March 31, 2021, Mr. Grant would have been entitled to a payment in the amount of $1,179,107, representing 18 times the Grant Monthly Fee plus one and a half times the average actual amounts paid as short-term annual incentive performance bonuses to Mr. Grant during the prior two years. The only bonus paid to date, for the year ended March 31, 2021, of $286,071 was used in the calculation.

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Subject to the specific terms of the NEOs’ respective employment agreements, upon a termination of the NEO without cause, Options, RSUs and other Awards will be treated in accordance with the terms of the Omnibus Incentive Plan.

Potential Payments Upon Termination Following a Change in Control

None of the NEOs are entitled to a payment upon a change of control pursuant to the terms of their respective employment agreements. However, certain of the NEOs’ employment agreements as well as the Omnibus Incentive Plan address the treatment of awards held by the NEOs in the event of a termination following a change of control. The following table sets forth the details regarding the value to be received by each of the NEOs, assuming a termination following a change of control occurred on March 31, 2021:

Name and Position	Cash Payment ($)	Accelerated Awards ($)	Benefits ($)	Total ($)
David Klein, Chief Executive Officer	N/A	-	N/A	-
Mike Lee, Executive Vice President and Chief Financial Officer	N/A	1,259,600(1)	N/A	1,259,600
Rade Kovacevic, President and Chief Product Officer	N/A	-	N/A	-
Julious Grant, Chief Commercial Officer	N/A	-	N/A	-
Phil Shaer, Chief Legal Officer and Corporate Secretary	N/A	467,572(2)	N/A	467,572

Notes:

(1)	Pursuant to the Lee Agreement and notwithstanding the terms of the Omnibus Incentive Plan, if: (a) a Change in Control (as defined in the Lee Agreement) occurs; and (b) the Company terminates Mr. Lee’s employment without cause no later than one year subsequent to the occurrence of a Change in Control, then any Options then held by Mr. Lee, which have not yet then vested, will continue to vest, if they otherwise would have vested, for a period of one year subsequent to the date of termination. The value attributed to such Awards is calculated based on the number of Awards and the closing price of the Shares on the TSX on March 31, 2021. For the purposes of Options, such value is determined relative to the exercise price of such Options.
(2)	Pursuant to the Shaer Agreement, any unvested Options or RSUs held by Mr. Shaer will vest if (a) the Shaer Agreement is terminated by the Company for any reason other than for cause within one year following a Change of Control (as defined in the Shaer Agreement); or (b) Mr. Shaer resigns within 60 days of either (i) being demoted or having his responsibilities materially reduced without his consent within one year following a Change of Control; or (ii) Mr. Shaer’s overall target rate of compensation is reduced within one year following a Change of Control. In such circumstances, Mr. Shaer is entitled to receive any payments and benefits as though the Shaer Agreement was terminated without cause or willful misconduct; and any unvested Options and RSUs held by Mr. Shaer on the date of termination of the Shaer Agreement will vest and become immediately exercisable in accordance with the terms of the Omnibus Incentive Plan. The value attributed to such Awards is calculated based on the number of Awards and based upon the closing price of the Shares on the TSX on March 31, 2021. For the purposes of Options, such value is determined relative to the exercise price of such Options.

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CEO Pay Ratio

Set forth below is the annual total compensation of our median employee, the annual total compensation of our CEO, Mr. Klein and the ratio of those two values:

•	The Fiscal 2021 annual total compensation of the median employee of Canopy (other than our CEO, Mr. Klein) was $44,133 (or approximately C$58,261).

•	The Fiscal 2021 annual total compensation of our CEO, Mr. Klein, was US$2,793,688 (or approximately C$3,688,037).

•	For Fiscal 2021, the ratio of the annual total compensation of the CEO to the median annual total compensation of all our other employees was 63 to 1.

Background

To identify our median employee, we used our entire employee population as of March 31, 2021, and measured compensation based on annualized base pay and bonuses, year-to-date overtime and other year-to-date cash wages including allowances.

After identifying our median employee, who is located in Canada, we calculated Fiscal 2021 total compensation using the same methodology that we use to determine our NEOs’ annual total compensation for the Summary Compensation Table. Amounts that were originally paid or recorded in Canadian dollars were converted to US dollars using the Bloomberg average exchange rate of C$1.00 to US$0.7575 for the 12-month period ended March 31, 2021.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, pursuant to the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Director Compensation

Director Compensation

The Company’s director compensation program is designed to attract and retain qualified individuals to serve on the Board. The CGCN Committee assesses the director compensation program annually and makes recommendations with respect to director compensation to the Board. For Fiscal 2021, non-employee directors received the following amounts in connection with their services to the Company in their capacity as directors:

2021 Fees(1)	Annual Amount (C$)
Chair	225,000 (US$170,434)
Board Member	150,000 (US$113,623)
Annual Equity Grant – Chair - RSUs	225,000 (US$170,434)
Annual Equity Grant – Non-Chair Board Member - RSUs	150,000 (US$113,623)
Audit Committee Chair	30,000 (US$22,725)
Audit Committee Member	15,000 (US$11,362)
CG&N Committee Chair	20,000 (US$15,150)
CG&N Committee Member	15,000 (US$11,362)

Notes:

(1)	All fees are paid on a monthly basis. Mr. Newlands voluntarily waived his right to receive the Board approved director compensation from Fiscal 2020 onwards, Mr. Hanson voluntarily waived his right to receive the Board approved director compensation from June of Fiscal 2020 onwards, and Mr. Sabia voluntarily waived his right to receive the Board approved director compensation from Fiscal 2021 onwards.

Director Compensation in Fiscal 2021

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	Total ($)
Judy A. Schmeling	181,796	170,434	352,230
Theresa Yanofsky	140,135	113,623	253,758
David Lazzarato	142,313	113,623	255,936
Bill Newlands	Nil	Nil	Nil
Robert L. Hanson	Nil	Nil	Nil
James A. Sabia, Jr.	Nil	Nil	Nil

Notes:

(1)	This column reflects the following amounts earned or paid during Fiscal 2021: (i) a cash retainer for Board service and (ii) cash retainers for serving as a committee member, a committee Chair or Chair of the Board.
(2)	The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 23 of the notes to the consolidated financial statements included in the Company’s 2021 Annual Report, regarding assumptions underlying valuation of equity awards.
(3)	As of March 31, 2021, there were no unvested RSUs held by non-employee directors.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth the details regarding the number of Shares to be issued upon exercise of outstanding Options, RSUs and PSUs and the weighted average exercise price of the outstanding Options in connection with the Omnibus Incentive Plan as at March 31, 2021:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
Equity compensation plans approved by security holders(2)	18,457,621(3)	$36.27	38,973,656
Equity compensation plans not approved by security holders	-	-	-
Total	18,457,621	$36.27	38,973,656

Notes:

(1)	Based on the maximum number of Shares available for issuance under the Omnibus Incentive Plan, being 57,431,277 Shares, or 15% of the 382,875,179 outstanding Shares as of March 31, 2021. As described in further detail below, the maximum number of Shares available for issuance under the Omnibus Incentive Plan was reduced to 10% following March 31, 2021. Accordingly, if the Housekeeping Amendment (as defined below) had been approved as of March 31, 2021, the maximum number of Shares available for issuance under the Omnibus Incentive Plan would have been 38,287,518.
(2)	The maximum number of Shares issuable from treasury pursuant to Awards under the Omnibus Incentive Plan cannot exceed 15% of the total outstanding Shares from time to time, less the number of Shares issuable pursuant to the ESPP (as defined below), which is the only other security-based compensation arrangement of the Company. As of March 31, 2021, 37,312 Shares had been issued pursuant to the ESPP since its adoption. As described in further detail below, the maximum number of Shares available for issuance under the Omnibus Incentive Plan was reduced to 10% following March 31, 2021.
(3)	Represents the number of Shares reserved for issuance upon the exercise or vesting, as applicable, of the denoted outstanding Options, RSUs and PSUs issued pursuant to the Omnibus Incentive Plan.

Securities Outstanding under Equity Compensation Plans

The following table sets forth the details regarding the number of Shares reserved for issuance under Awards currently outstanding pursuant to the Omnibus Incentive Plan and ESPP as at March 31, 2021 and July 28, 2021:

Number of Shares Reserved for Issuance and Percentage of Outstanding Shares(1)
Compensation Security	as at March 31, 2021(2)	as at July 28, 2021(3)
Options	17,704,311 (4.6%)	[●]
RSUs	753,310 (0.2%)	[●]
PSUs	Nil	[●]
Total	18,457,621 (4.8%)	[●]

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Notes:

(1)	As of March 31, 2021 and July 28, 2021, 37,312 Shares had been issued pursuant to the ESPP since its adoption.
(2)	Percentages based on 382,875,179 outstanding Shares as at March 31, 2021.
(3)	Percentages based on [●] outstanding Shares as at July 28, 2021.

To date, no DSUs, Restricted Stock or Stock Appreciation Rights (as such terms are defined below) have been issued pursuant to the Omnibus Incentive Plan.

Burn Rate

The “burn rate” (calculated by dividing the number of awards granted under the Omnibus Incentive Plan during the applicable year, by the weighted average number of securities outstanding for the applicable fiscal year) for the Omnibus Incentive Plan was 0.17% in Fiscal 2021, 2.97% in Fiscal 2020 and 8.69% in Fiscal 2019. The burn rate for PSUs under the Omnibus Incentive Plan is equal to the maximum number of Shares subject to the PSU awards, assuming a 100% payout of the PSUs, divided by the weighted average number of Shares outstanding as of March 31, 2021, March 31, 2020, and March 31, 2019, being 371,662,296, 348,038,163 and 266,997,406, respectively.

Terms of the Omnibus Incentive Plan

The following brief description of the material features of the Omnibus Incentive Plan and is qualified in its entirety by reference to the terms of the Omnibus Incentive Plan. Pursuant to the Omnibus Incentive Plan, the Company may issue Share-based long-term incentives. All directors, officers, employees and independent contractors of the Company and/or its affiliates (“Company Personnel”) are eligible to receive awards of Options, RSUs, deferred share units (“DSUs”), stock appreciation rights (“Stock Appreciation Rights”), restricted stock (“Restricted Stock”), Performance Awards or other stock-based awards (collectively, the “Awards”) under the Omnibus Incentive Plan.

The purpose of the Omnibus Incentive Plan is to align the interests of Company Personnel with Shareholders in the long-term growth and development of the Company by providing Company Personnel with the opportunity to acquire a proprietary interest in the Company. The granting of Awards also helps the Company to attract and retain key talent and valuable Company Personnel, who are necessary to the Company’s success and reputation, with a competitive compensation mechanism.

The Omnibus Incentive Plan is administered by the CGCN Committee; provided, however, with respect to any decision relating to a Reporting Person, any decision must be made solely by two or more members of the Board who are “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

Pursuant to Section 613 of the TSX Company Manual, unallocated options, rights or other entitlements under a security-based compensation arrangement which does not have a fixed maximum aggregate number of securities issuable must be approved by a majority of an issuer’s directors and by an issuer’s security holders every three years and was previously approved by Shareholders on September 21, 2020. All Awards granted under the Omnibus Incentive Plan are non-transferable.

2021 Housekeeping Amendment

On the recommendation of the CGCN Committee, on May 27, 2021, the Board approved certain amendments to the Omnibus Incentive Plan in order to reduce the maximum number of Shares available for issuance under the Omnibus Incentive Plan from 15% of the issued and outstanding Shares to 10% of the issued and outstanding Shares (the “Housekeeping Amendment”). The Housekeeping Amendment was implemented in order to better reflect the Company’s updated compensation policies. The Housekeeping Amendment did not require the

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approval of Shareholders in accordance with the terms of the Omnibus Incentive Plan, the rules of the TSX or the Nasdaq Rules.

Shares Available for Awards; Participation Limitations

The maximum number of Shares available for issuance under the Omnibus Incentive Plan may not exceed 10% of the issued and outstanding Shares, from time to time, when taken together with all other Security Based Compensation Arrangements (as defined in the Omnibus Incentive Plan) of the Company. The ESPP is the Company’s only other Security Based Compensation Arrangement.

The maximum number of Shares issuable pursuant to Awards that may be granted to a single participant under the Omnibus Incentive Plan during any fiscal year is 1,000,000 Shares. In addition, the maximum number of Shares issuable to insiders under all Security Based Compensation Arrangements, at any time, may not exceed 10% of the issued and outstanding Shares. Within any one-year period, the number of Shares issued to insiders under all Security Based Compensation Arrangements also may not exceed 10% of the issued and outstanding Shares.

The maximum equity value of Options granted to a non-employee director within a one-year period may not exceed C$100,000 (or approximately US$75,190) and the maximum aggregate equity value of all Awards that are eligible to be settled in Shares granted to a non-employee director within a one-year period pursuant to all Security Based Compensation Arrangements may not exceed C$150,000 (or approximately US$113,623).

In the event that a participant holds 20% or more of the issued and outstanding Shares, such participant may only be granted Awards that can be settled in cash. In addition, if the settlement of an Award in Shares would cause the participant to hold 20% or more of the issued and outstanding Shares, such participant may only be granted Awards that can be settled in cash.

Change in Control

Subject to certain exceptions set out in the Omnibus Incentive Plan, the occurrence of a Change in Control (as defined below) will not result in the vesting of unvested Awards nor the lapse of any period of restriction pertaining to any Restricted Stock or RSUs (“Unvested Awards”). Subject to the CGCN Committee reasonably determining otherwise, for the period of 24 months following a Change in Control, where a participant is terminated for any reason, other than for cause: (i) any Unvested Awards as at the date of such termination will be deemed to have vested, and any period of restriction will be deemed to have lapsed, as at the date of such termination and will become payable as at the date of termination; and (ii) the level of achievement of performance goals for any Unvested Awards that are deemed to have vested pursuant to (i) above, will be based on the actual performance achieved at the end of the applicable period immediately prior to the date of termination.

For purposes of the Omnibus Incentive Plan, “Change in Control” means the occurrence of: (i) any individual, entity or group of individuals or entities acting jointly or in concert (other than the Company, its affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, or any company owned, directly or indirectly, by the Shareholders in substantially the same proportions as their ownership of Shares) acquiring beneficial ownership, directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities (excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (ii); (ii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 30% of the combined voting power or the total fair market value of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in clause (i) of this definition) acquires more than 50% of the combined voting power of the Company’s then outstanding securities will not

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constitute a Change in Control; or (ii) a complete liquidation or dissolution of the Company or the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company, other than such liquidation, sale or disposition to a person or persons who beneficially own, directly or indirectly, more than 30% of the combined voting power of the outstanding voting securities of the Company at the time of the sale. Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the US Internal Revenue Code of 1986, as amended from time to time (the “Code”), an event will not be considered to be a Change in Control under the Omnibus Incentive Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

Termination

Except as otherwise provided by the CGCN Committee in an agreement granting an Award, (i) if a participant resigns or is terminated, only the portion of the Options that have vested and are exercisable at the date of any such resignation or termination may be exercised by the participant during the period ending 90 days after the date of resignation or termination, as applicable, after which period all Options expire; and (ii) any Options, whether vested or unvested, will expire immediately upon the participant being terminated for cause.

Amendment

Unless required in accordance with the policies of the TSX, the Board may amend, alter, suspend, discontinue or terminate the Omnibus Incentive Plan and any outstanding Awards granted thereunder, in whole or in part, at any time without notice to or approval by the Shareholders, provided that all material amendments to the Omnibus Incentive Plan require the prior approval of Shareholders. In particular, the following amendments to the Omnibus Incentive Plan require the prior approval of Shareholders: (i) an increase in the maximum number of Shares that may be made the subject of Awards under the Omnibus Incentive Plan; (ii) any adjustment (other than as set out in the Omnibus Incentive Plan) or amendment that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Omnibus Incentive Plan, whether through amendment, cancellation or replacement grants, or other means (provided that, in such a case, insiders of the Company who benefit from such amendment are not eligible to vote their Shares in respect of the approval); (iii) an increase in the limits on Awards that may be granted to any participant under the Omnibus Incentive Plan; (iv) an extension of the term of an outstanding Option or Stock Appreciation Right beyond the expiry date thereof; (v) permitting Options granted under the Omnibus Incentive Plan to be transferrable other than for normal estate settlement purposes; and (vi) any amendment to the plan amendment provisions, subject to certain exceptions included in the Omnibus Incentive Plan. The Nasdaq Rules have similar Shareholder approval requirements for material revisions to the Omnibus Incentive Plan.

Options

The purchase price per Share under an Option will be determined by the CGCN Committee; provided, however, that, subject to certain exceptions described in the Omnibus Incentive Plan, such purchase price may not be less than 100% of the Fair Market Value (as defined in the Omnibus Incentive Plan) of a Share on the date of grant of such Option. With the approval of the CGCN Committee, a participant may elect to exercise an Option, in whole or in part, without payment of the aggregate Option price due on such exercise by electing to receive Shares equal in value to the difference between the Option price and the Fair Market Value on the date of exercise computed in accordance with the Omnibus Incentive Plan.

Except as otherwise provided by the CGCN Committee in an agreement granting an Award, Options will vest over three-years on each anniversary of the date of the grant.

The term of each Option will not exceed 10 years from the date of grant. Subject to certain exceptions set out in the Omnibus Incentive Plan, if the term of an Option would expire during, or within 10 business days of the

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expiration of a Blackout Period (as defined in the Omnibus Incentive Plan), then the term of such Option will be extended to the close of business on the tenth business day following the expiration of the Blackout Period.

RSUs

Shares of Restricted Stock and RSUs are subject to such restrictions as the CGCN Committee may impose (including, without limitation, any limitation on the right to receive any dividend or dividend equivalent or other rights). Such restrictions may lapse as the CGCN Committee may deem appropriate. No RSU may vest later than three years after the date of grant.

The CGCN Committee may in its discretion waive in whole or in part any or all restrictions with respect to Shares of Restricted Stock or RSUs.

DSUs

DSUs are settled upon expiration of the deferral period specified by the CGCN Committee (or, if permitted by the CGCN Committee, as elected by the participant). DSUs are subject to such restrictions, if any, as the CGCN Committee may impose and may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements).

DSUs may be satisfied by delivery of Shares, other Awards, or a combination thereof, as determined by the CGCN Committee at the date of grant or thereafter.

Except as otherwise provided by the CGCN Committee in an agreement granting an Award, participants may only be redeemed upon the participant’s termination and for a period of 90 days thereafter.

Stock Appreciation Rights

Stock Appreciation Rights may be granted to participants either alone (“Freestanding”) or in addition to other Awards granted under the Omnibus Incentive Plan (“Tandem”) and may, but need not, relate to a specific Option granted under the Omnibus Incentive Plan.

A Freestanding Stock Appreciation Right will not have a term of greater than 10 years or, unless it is a Substitute Award (as defined in the Omnibus Incentive Plan), an exercise price less than 100% of Fair Market Value of the Share on the date of grant. Subject to certain exceptions set out in the Omnibus Incentive Plan, if the term of a Stock Appreciation Right would expire during, or within 10 business days of the expiration of a Blackout Period, then the term of such Stock Appreciation Right will be extended to the close of business on the tenth business day following the expiration of the Blackout Period.

In the case of any Tandem Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof will not be exercisable until the related Option or applicable portion thereof is exercisable and will terminate upon the termination or exercise of the related Option, subject to the conditions set out in the Omnibus Incentive Plan.

Performance Awards

The CGCN Committee may grant a Performance Award to a participant payable upon the attainment of specific performance goals. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such Shares), as determined by the CGCN Committee.

Except as otherwise provided in an agreement granting an Award, upon a participant’s termination, the Performance Award will vest or be forfeited in accordance with the terms and conditions established by the CGCN Committee at the time of the grant of the Performance Award.

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The CGCN Committee may, at or after grant, due to such service, performance and/or such other factors or criteria, accelerate on a pro rata basis the vesting of all or any part of any Performance Award.

When Performance Awards become payable, a participant will be entitled to receive payment in cash, Shares of equivalent value, some combination thereof, or in any other form determined by the CGCN Committee at its sole discretion.

Terms of the ESPP

The following brief description of the material features of the Omnibus Incentive Plan and is qualified in its entirety by reference to the terms of the Company’s Employee Stock Purchase Plan (the “ESPP”). The purpose of the ESPP is to assist the Company in attracting and retaining employees and to continue to provide competitive compensation to all employees. Under the ESPP, active employees regularly employed by the Company or any of its subsidiaries who have been employed for at least three months, may contribute up to 5% of their total salary to purchase Shares. All regular full-time or part time (provided such employee works a minimum of hours per week) permanent (or in the case of part-time, permanent or a contract) employees of the Company and its participating subsidiaries.

The ESPP is administered by the CGCN Committee. In accordance with the terms of the ESPP, the ESPP must be approved by Shareholders every five years and was previously approved by Shareholders on September 21, 2020. The rights of participants under the ESPP are not transferable.

Shares Available For Awards; Participation Limitations

The maximum number of Shares reserved for issuance under the ESPP is 600,000 Shares and the maximum number of Shares which may be issued under the ESPP in any one fiscal year is 300,000 Shares.

The aggregate number of Shares issuable to insiders, at any time, under all of the Company’s security-based compensation arrangements, may not exceed 10% of the issued and outstanding Shares from time to time. In addition, the maximum number of Shares issuable to insiders under this ESPP and all of the Company’s other security-based compensation arrangement, within any one-year period, may not exceed 10% of the issued and outstanding Shares.

If at any time, a sufficient number of Shares are not available to satisfy the purchase requirements under the ESPP, the Company will apportion the available Shares on a pro rata basis among the applicable participants and refund any excess contributions. Shares acquired pursuant to the ESPP are not subject to any restrictions on transfer other than those prescribed by applicable securities laws.

Purchase Price

The purchase price per Share under the ESPP is equal to the lesser of (i) 90% of the Fair Market Value (as defined in the ESPP) of the Shares on the first day of the applicable offering period in which the purchase date falls, and (ii) 90% of the Fair Market Value (as defined in the ESPP) of the Shares on the purchase date for that offering period. The Company does not provide any financial assistance to eligible employees to facilitate the purchase of Shares under the ESPP.

Amendment

The Board has the right, at its sole discretion, to make certain amendments to the ESPP without Shareholder approval, provided that no such amendment to the ESPP may alter or impair any eligible employee’s rights under

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the ESPP or increase any eligible employee’s obligations under the ESPP without that employee’s consent. Certain amendments to the ESPP are subject to the prior approval of the TSX and the approval of Shareholders, including, among others: (i) an increase in the number of Shares issuable under the ESPP, other than in accordance with adjustment provisions of the ESPP; (ii) an increase in the number of Shares issuable to insiders under the ESPP, other than in accordance with adjustment provisions of the ESPP; (iii) an increase in the number of Shares issuable to directors under the ESPP, other than in accordance with adjustment provisions of the ESPP; (iv) a reduction in the purchase price payable by insiders of the Company; (v) an increase in the percentage discounts set forth in the definition of purchase price; (vii) an increase in the maximum percentage of the annual compensation that any participant may direct to be contributed towards the purchase of Shares pursuant to the ESPP; (viii) the addition of any form of financial assistance to a participant; (ix) the adoption of an employer matching contribution; and (x) any amendment to the amending provisions of the ESPP. Shares will be offered for purchase pursuant to the ESPP until the maximum number of Shares under the ESPP have been purchased or until the ESPP is terminated by the Board.

Termination

An employee’s right to participate in the ESPP terminates upon the termination of his or her employment for any reason.

Change in Control

In the event of a proposed or actual Change in Control (as defined below), the Company will require that each outstanding right under the ESPP be assumed or an equivalent right be substituted by the successor or purchaser corporation, unless the ESPP is terminated; provided, however, that if any successor does not assume or continue the rights granted under the ESPP or substitute similar rights, then the accumulated contributions of the participants will be used to purchase Shares within 10 business days prior to the Change in Control and the purchase rights will terminate immediately after such purchase.

For purposes of the ESPP, “Change in Control” means (i) any person, together with any affiliate or associate thereof (other than the Company or its subsidiaries), acquiring beneficial ownership, directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities; or (ii) the occurrence of a transaction requiring approval of the Shareholders involving the acquisition of the Company or all or substantially all of its business by an entity through purchase of assets, amalgamation, arrangement or otherwise.

Indebtedness of Directors and Executive Officers

Other than as disclosed in this Proxy Statement, no individual who is, or at any time during the financial year ended March 31, 2021 was, a director or officer of the Company, a Nominee, or any associate of any one of the foregoing persons is, or at any time since the beginning of the financial year ended March 31, 2021 has been, indebted to the Company or any of its subsidiaries (other than in respect of amounts which constitute routine indebtedness) or was indebted to another entity, where such indebtedness is, or was at any time since the beginning of the financial year ended March 31, 2021, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries. For the purposes of this paragraph, “support agreement” includes, but is not limited to, an agreement to provide assistance in the maintenance or servicing of any indebtedness and an agreement to provide compensation for the purpose of maintaining or servicing any indebtedness of the borrower.

Interest of Informed Persons in Material Transactions

Other than as disclosed in this Proxy Statement, to the best of the Company’s knowledge, no director or executive officer of the Company or persons or companies who directly or indirectly beneficially own, or exercise

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control or direction over, more than 10% of any class of the Company’s outstanding voting securities, nor any associate or affiliate of the foregoing persons, has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recent financial year or in any proposed transaction which has materially affected or will materially affect the Company

Management Contracts

The management functions of the Company are not, to any substantial degree, performed by a person or persons other than the Company’s directors or senior officers.

Certain Relationships and Related Person Transactions

We or one of our subsidiaries may occasionally enter into transactions with certain “related persons” as defined in Item 404 of Regulation S-K. Related persons include our executive officers, directors, Nominees, persons owning 5% or more of the Shares, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related person transactions”.

Relationship with CBI Group

See the information under the headings “The CBI Group Investments,” “Investor Rights Agreement” and “Consent Agreement” in the section entitled, “Security Ownership of Certain Beneficial Owners and Management” above for a discussion of the Company’s relationship with CBI Group.

In addition, some of our officers and directors have relationships with or are/were employed by the CBI Group, which include the following:

•	David Klein, our CEO, previously served as EVP and CFO of CBI;

•	Mike Lee, our EVP and CFO, previously served as SVP and CFO, Wine & Spirits at CBI;

•	William A. Newlands, one of our directors, currently serves as CEO and President of CBI and is also a director of CBI;

•	Robert L. Hanson, one of our directors, currently serves as President, Wine & Spirits at CBI and formerly served as a director of CBI;

•	Judy A. Schmeling, the Chair of the Board and Member of the Audit Committee, is also a director of CBI;

•	James A. Sabia, Jr., one of our directors, serves as EVP and CMO of CBI;

•	Julious Grant, our CCO, has been providing consulting and advisory services to CBI in September 2019, through his role at Brand House Group N.A. Corporation.

Policy Regarding Related Person Transactions

The Board and the CGCN Committee adopted a written policy on March 23, 2020 providing that all related person transactions or series of similar transactions required to be disclosed pursuant to SEC Regulation S-K Item 404(a) must be presented to the CGCN Committee for pre-approval or ratification. The policy requires each of our (i) directors or director nominees, (ii) executive officers, and (iii) security holders known by the Company to own of record or to beneficially own more than 5% of any class of our voting securities to notify the Chief Legal Officer promptly and, whenever possible, in advance of the occurrence of any potential related person transaction in which such person is directly or indirectly involved.

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The Chief Legal Officer is responsible for reviewing all potential related person transactions and taking reasonable steps to ensure that all related person transactions requiring disclosure under Item 404(a) of Regulation S–K are presented to the CGCN Committee for pre-approval or ratification by members of the committee in their discretion at the committee’s next regularly scheduled meeting or, if deemed appropriate, by consent in lieu of a meeting. No director may engage in a vote to pre-approve or ratify any related person transaction in which he or she or any member of his or her immediate family has a material interest; provided, however, that such director must provide any information concerning such related person transaction that the CGCN Committee may reasonably request. If a potential related person transaction involves the Chief Legal Officer, the Chief Financial Officer would assume the responsibilities of the Chief Legal Officer under the policy with respect to that transaction.

The CGCN Committee may consider all factors it deems relevant when determining whether to approve or ratify a related person transaction. In the context of evaluating potential transactions, the CGCN Committee may consider, among other factors, the nature of the transaction and the related person’s interest in the transaction, the size of the transaction, whether we are able to engage in a comparable transaction with an unaffiliated party on more favorable terms, the benefit of the transaction to us, and the impact of the transaction on the related person. Following the adoption of this policy, we are not aware of any related person transaction required to be reported under Regulation S-K Item 404(a) that has not been pre-approved or ratified pursuant to this policy.

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Audit Committee Report

The Audit Committee of the Board provides oversight to our financial reporting process through periodic meetings with our independent registered public accounting firm, internal auditors, and management. Our management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for issuing reports thereon. The Audit Committee, in carrying out its role, relies on our senior management and independent registered public accounting firm.

In connection with the preparation and filing of the Company’s 2021 Annual Report, the Audit Committee met, reviewed, and discussed with our management and with KPMG, our independent registered public accounting firm, our audited financial statements and related disclosures and KPMG’s evaluation of our internal control over financial reporting. Also, the Audit Committee discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

In addition, the Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed with KPMG the independence of that firm as our independent registered public accounting firm. The Audit Committee has concluded that KPMG’s provision of audit and non-audit services to us is compatible with KPMG’s independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited financial statements be included in the 2021 Annual Report for filing with the SEC.

Respectfully submitted by the members of Audit Committee

David Lazzarato (Chair)

Judy A. Schmeling

Theresa Yanofsky

The foregoing Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings.

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Principal Accountant Fees

The following table sets forth the fees billed to the Company for the fiscal years ended March 31, 2021, and 2020 for professional services rendered by KPMG.

	2021(1)	2020(1)
Audit Fees(2)	$4,754,529	$5,475,543
Audit-Related Fees(3)	-	131,364
Tax Fees(4)	-	11,022
Total	$4,754,529	$5,617,929

Notes:

(1)	The amount reported for the fees are converted from Canadian dollars to US dollars using the Bloomberg average exchange rate of $1.00 to US$0.7575 for the 12-month period ended March 31, 2021, and $1.00 to US$0.7519 for the 12-month period ended March 31, 2020.
(2)	“Audit Fees” refers to the aggregate fees billed by KPMG for audit services, including fees incurred in relation to quarterly reviews, procedures in connection with securities filings, and statutory audits.
(3)	“Audit-Related Fees” refers to the aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under Audit Fees.
(4)	“Tax Fees” refers to the aggregate fees billed for the professional services rendered by KPMG for tax compliance.

The Audit Committee’s policy is to pre-approve any and all audit services and permissible non-audit services to be performed by the Company’s independent public accounting firm. All fees and services described in the table above were pre-approved by the Audit Committee.

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Proposal No. 2 - KPMG re-appointment proposal

The Audit Committee has recommended to the Board that KPMG be nominated for appointment by the Shareholders to serve as the Company’s independent auditors for the ensuing year, including to audit the consolidated financial statements of the Company as at and for the fiscal year ending March 31, 2022. KPMG has audited the Company’s consolidated financial statements as at and for the fiscal years ended March 31, 2021, March 31, 2020, and March 31, 2019.

All audit and non-audit services provided by KPMG to the Company and its subsidiaries in the fiscal years 2020 and 2021 are set out above under “Principal Accountant Fees”. All fees and services set out under “Principal Accountant Fees” were pre-approved by the Audit Committee. In addition, the Audit Committee is responsible for audit fee negotiations with KPMG. KPMG has advised the Company that it is “independent” of the Company within the meaning of the SEC’s rules and regulations, and those of the Public Company Accounting Oversight Board.

At the Meeting, Shareholders will be asked to approve a resolution appointing KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022 and to authorize the Board to fix KPMG’s remuneration. If the Shareholders do not appoint KPMG, KPMG will continue to hold office until a successor auditor is appointed.

A representative of KPMG is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

Required Vote

The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the KPMG Re-Appointment Proposal.

THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE KPMG RE-APPOINTMENT PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the KPMG Re-Appointment Proposal.

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PROPOSAL NO. 3 – BY-LAW AMENDMENT PROPOSAL

In connection with the transfer of the listing of the Shares from the New York Stock Exchange to the Nasdaq in November 2020, the Board adopted certain amendments to our By-laws to ensure compliance with the Nasdaq Rules and to make other ministerial, clarifying or conforming changes (as discussed in more detail below, collectively, the “By-law Amendments”). The By-law Amendments became effective upon the adoption of a resolution by the Board on November 5, 2020, but pursuant to subsection 103(2) of the CBCA, the By-law Amendments are subject to confirmation by our Shareholders.

In particular, we are asking Shareholders to confirm the following By-law Amendments:

1.	amendments to the title of the By-laws and Section 1.1(7) (Definitions) of the By-laws to reflect the correct name of the Corporation;

2.	amendments to several provisions of Section 8 (Securities) of the By-laws to provide that securities of the Company may be uncertificated so that they are eligible for participation in the Direct Registration System; and

3.	Amendments to Section 9.11 (Quorum) of the By-laws to increase the quorum requirement for meetings of Shareholders from two Shareholders present in person or represented by proxy to holders of 33 1/3% of the outstanding Shares present in person, by remote communication, if applicable, or by proxy duly authorized and entitled to vote.

A copy of the applicable provisions of the By-laws marked to reflect the By-law Amendments to be confirmed by our Shareholders is attached hereto as Appendix A.

At the Meeting, Shareholders will be asked to approve a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to confirm and ratify the By-Law Amendments. If the By-law Amendments are confirmed and ratified, the By-Laws will continue in effect in the form in which they were so confirmed. If the By-law Amendments are rejected by the Shareholders, the By-law Amendments will cease to be effective as of the date of the Meeting.

The text of the resolution to be submitted to Shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT:

(i)	the By-Law Amendments, the full details of which are set out in Appendix A to this Proxy Statement, as approved by the Board, are hereby ratified, confirmed and approved; and

(ii)	any director or officer of the Company is authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer be necessary or desirable to give effect to this resolution.”

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Required Vote

The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the By-Law Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF EACH OF THE BY-LAW AMENDMENT PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” each of the By-law Amendment Proposal.

Proposal No. 4 – Say-on-Pay Proposal

We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of Shareholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation, and to demonstrate how executive compensation is linked to the performance of the Company. Detailed information regarding our executive compensation program and policies, as well as the compensation of the NEOs is set out above in the section entitled “Compensation Discussion and Analysis” and “Executive Compensation”. We urge Shareholders to read these sections including the related narrative and tabular compensation disclosure included in this Proxy Statement.

As required by Section 14A of the Exchange Act, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the NEOs as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies.

At the Meeting, Shareholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the Company’s executive compensation program and policies.

The text of the resolution to be submitted to Shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the proxy statement, dated July 28, 2021, is hereby approved on a non-binding advisory basis.”

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Say-on-Pay Proposal.

While this advisory vote on the compensation of the NEOs officers is not binding on the Company, the Board or the CGCN Committee, we value the opinions of our Shareholders. Accordingly, the Board and the CGCN Committee will consider the outcome of this advisory vote when considering future compensation policies, procedures and decisions with respect to our NEOs. Canopy expects to have its next “say-on-pay” vote at its 2022 annual meeting of Shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SAY-ON-PAY PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the Say-on-Pay Proposal.

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Shareholder Proposals for the 2022 Annual general meeting

Canopy is subject to both the rules of the SEC under the Exchange Act, and the provisions of the CBCA with respect to Shareholder proposals. As clearly indicated under the CBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2022 annual general meeting of Shareholders must submit their proposals to the Corporate Secretary of the Company on or before March 31, 2022 (which is 120 calendar days before the anniversary of the date this Proxy Statement was first sent to Shareholders), and must otherwise comply with the requirements of Rule 14a-8. In the event that we hold our 2022 annual general meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders. A proposal submitted to the Corporate Secretary should be submitted in writing to Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Corporate Secretary.

Under the CBCA to be eligible to submit a Shareholder proposal, the Shareholder must hold at least 1% of the outstanding Shares or such number of Shares with a fair market value of at least $2,000. If the proposal involves the nomination of one or more directors, it must also be signed by one or more Shareholders representing in the aggregate at least 5% of the Shares entitled to vote at the applicable meeting of Shareholders (and, in that case, there is no limit on the number of nominees that may be submitted by proposal). The CBCA explicitly extends the right to submit a Shareholder proposal to non-registered Shareholders.

If the Company receives an eligible proposal, it is required to include it in its proxy materials for the applicable meeting of Shareholders. Under the CBCA, the Company may reject a proposal and exclude it from its proxy circular on the basis of certain specified procedural or substantive grounds, some of which are similar to those under SEC’s Rule 14a-8. Under the CBCA, the Company is not required to include a proposal in its proxy materials if the proposal is not submitted to the Company at least 90 days prior to the anniversary date of the Notice of Meeting that was sent to Shareholders in connection with the previous annual meeting of Shareholders.

Shareholders who wish to present proposals for inclusion in the proxy materials to be distributed by the Company in connection with our 2022 annual meeting of Shareholders must submit their proposals on or before April 30, 2022, which is 90 days before the anniversary of the date of the attached Notice of Meeting.

Householding of Meeting Materials

Some Intermediaries have adopted a procedure called “householding.” Under this procedure, some Intermediaries may deliver a single copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and our Annual Report to multiple shareholders who share the same address, unless contrary instructions have been received from the affected Shareholders. This procedure reduces the environmental impact of our annual meetings and reduces Canopy’s printing and mailing costs. Once you have received notice from your Intermediary that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, including our Annual Report, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your Intermediary.

Distribution of Certain Documents

This Proxy Statement and our 2021 Annual Report are available at www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2021.

Our 2021 Annual Report is being made available with this Proxy Statement to our Shareholders. Shareholders are referred to our 2021 Annual Report, including the Company’s audited consolidated financial

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statements for the fiscal year ended March 31, 2021 and related MD&A contained therein, for financial and other information about us. Our 2021 Annual Report is not part of this Proxy Statement.

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at www.canopygrowth.com, on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com. We will furnish copies of our filings (without exhibits), including this Proxy Statement and our 2021 Annual Report (as amended), without charge to any Shareholder upon written request to 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8, Attention: Investor Relations, by telephone at 1-855-558-9333 x 122 or by email request to invest@canopygrowth.com.

Additional Information

Additional information relating to the Company is available on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com. Financial information is provided in the Company’s audited consolidated financial statements of the Company for the financial years ended March 31, 2021 and 2020 and related MD&A.

By order of the Board of Directors,

(signed) “David Klein”

David Klein
Chief Executive Officer

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APPENDIX A

SPECIFIED SECTIONS OF THE BY-LAWS MARKED TO REFLECT THE AMENDMDENTS TO BE
CONFIRMED BY SHAREHOLDERS

If the By-law Amendment Proposal is approved by our Shareholders, the By-laws would remain amended in the form approved by our Board on November 5, 2020 as set forth below. Proposed deletions are indicated textually as ~~stricken text~~ and proposed additions are indicated textually as double-underlined text.

. . .

BY-LAW NO. 1

A BY-LAW RELATING GENERALLY TO THE CONDUCT

OF THE BUSINESS AND AFFAIRS OF CANOPY GROWTH CORPORATION (FORMERLY LW CAPITAL POOL INC.,)

A CANADIAN FEDERAL CORPORATION

Section 1 - INTERPRETATION

1.1	Definitions

. . .

(7)	“Corporation” means ~~LW Capital Pool Inc.~~ Canopy Growth Corporation;

. . .

Section 8 - SECURITIES

8.1	Options or Rights

Subject to the Act, the Articles and any Unanimous Shareholder Agreement, the Board may from time to time issue or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, except that no share shall be issued until it is fully paid as provided by the Act.

8.2	Commissions

The Board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of such person’s purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.3	Form of Securities

The shares of the Corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board. Any such resolution that shares of a class or series will only be uncertificated shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Except as otherwise required by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of shares represented by certificates of the same class and series shall be identical. Certificates for the shares, if any, shall be in such form as is consistent with the Articles and the Act.

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8.4	~~8.3~~ Securities Register

The Corporation shall prepare and maintain, at its registered office or, subject to the Act, at any other place designated by the Board, a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

(a)	the names, alphabetically arranged, of each person who:

(i)	is or has been registered as a shareholder of the Corporation, the latest known address including, without limitation, the street and number, if any, of every such person while a holder, and the number and class of shares registered in the name of such holder; or

(ii)	is or has been registered as a holder of debt obligations of the Corporation, the latest known address including, without limitation, the street and number, if any, of every such person while a holder, and the class or series and principal amount of the debt obligations registered in the name of such holder; and

(b)	the date and particulars of the issue and transfer of each security.

8.5	~~8.4~~ Registration of Transfers

Subject to the Act, no transfer of ~~a share~~shares of the Corporation shall be registered in a securities register~~,~~ except (i) in the case of certificated shares, on presentation of the certificate representing the share with an endorsement which complies with the Act made on or delivered with it duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the Board may from time to time prescribe; and (ii) in the case of uncertificated shares, upon receipt of proper transfer instructions from the registered holder of uncertificated shares or by such holder’s duly authorized attorney and upon compliance with appropriate procedures for transferring shares in uncertificated form, unless waived by the Corporation, and, in the case of each of clause (i) and clause (ii), on payment of all applicable taxes and any reasonable fees prescribed by the Board, on compliance with the restrictions on issue, transfer or ownership authorized by the Articles ~~or any Unanimous Shareholder Agreement~~ and on satisfaction of any lien referred to in Section ~~8.11(1~~8.12(1).

8.6	~~8.5~~ Transfer Agents and Registrars

The Board may from time to time, in respect of each class of securities issued by it, appoint one or more trustees, transfer or other agents to keep the securities register and a registrar, trustee or agent to maintain a central securities register of issued ~~security certificates~~securities and may appoint one or more persons or agents to keep branch registers, and, subject to the Act, one person may be appointed to keep the securities register and the records of issued ~~security certificates~~securities. Such a person may be designated as transfer agent or registrar according to its functions, and one person may be designated both registrar and transfer agent. The Board may at any time terminate such appointment.

8.7	~~8.6~~ Non-recognition of Trusts

Subject to the Act, the Corporation may treat the registered holder of any security as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payments in respect of the security, and otherwise to exercise all the rights and powers of an owner of the security.

8.8	~~8.7~~ Security Certificates

(1)	Every holder of one or more securities of the Corporation shall be entitled, at such person’s option, to a security certificate, or to a non-transferable written certificate of acknowledgement of such person’s right to obtain a security certificate, stating the number and class or series of shares held by such person as

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shown on the securities register. ~~The~~ If shares are represented by certificates, the certificates shall be in such form as the Board may from time to time approve and need not be under the corporate seal. Unless otherwise ordered by the Board, any such certificate shall be signed by at least one of the following persons, or the signature shall be printed or otherwise mechanically reproduced on the certificate:

(a)	a Director or officer of the Corporation;

(b)	a registrar, transfer agent or branch transfer agent of the Corporation, or an individual on their behalf; and

(c)	a trustee who certifies it in accordance with a trust indenture.

(2)	Unless the Board otherwise determines, certificates in respect of which a transfer agent or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent or registrar.

(3)	Signatures of signing officers may be printed or mechanically reproduced in facsimile upon security certificates and every such facsimile shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A security certificate executed as aforesaid shall be valid notwithstanding that the person has ceased to be a Director or an officer of the Corporation.

8.9	~~8.8~~ Replacement of Security Certificates

The Board may in its discretion (or any officer or agent designated by the Board may in such person’s discretion) direct the issue of a new share or other such certificate in lieu of and on cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, apparently destroyed or wrongfully taken, on payment of such reasonable fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.10	~~8.9~~ Joint Holders

If two or more persons are registered as joint holders of any security, the Corporation shall not be bound to issue more than one certificate in respect of that security, and delivery of such certificate to one of those persons shall be sufficient delivery to all of them. Any one of those persons may give effectual receipts for the certificate issued in respect of it or for any dividend, interest, bonus, return of capital or other money payable or warrant issuable in respect of that security.

8.11	~~8.10~~ Deceased Holders

In the event of the death of a holder, or of one of the joint holders of any security, the Corporation shall not be required to make any entry in the securities register in respect of the death or to make any dividend, interest or other payments in respect of the security except on production of all such documents as may be required by law.

8.12	~~8.11~~ Enforcement of Lien

(1)	If any Defaulting Shareholder defaults in the payment due in respect of any Shareholder Debt when the same becomes due and payable and continues in default for a period of 15 days after the Corporation has given notice in writing of such default to the Defaulting Shareholder:

(a)	the Corporation may sell all or any part of the Liened Shares at a bona fide public or private sale or auction;

(b)	the terms and manner of the auction or sale shall be in the sole discretion of the Corporation;

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(c)	the Corporation may accept any offer which it in its absolute discretion considers advisable upon such terms, whether for cash or credit or partly cash and partly credit, as it in its discretion considers advisable;

(d)	notice of any public or private sale or auction shall be given to the Defaulting Shareholder at least 15 days prior to the date on which such sale is held;

(e)	the proceeds of such sale shall be used and applied in descending order as follows:

(i)	first, to the cost and expense of such sale incurred by the Corporation, including, without limitation, legal fees, disbursements and charges;

(ii)	second, to reimburse the Corporation for out-of-pocket expenses incurred in connection with the sale;

(iii)	third, for the payment in full of the Shareholder Debt and all other sums due to the Corporation by the Defaulting Shareholder; and

(iv)	the balance, if any, to the Defaulting Shareholder;

(f)	if the proceeds of the sale are insufficient to pay the Shareholder Debt, the Defaulting Shareholder shall remain liable for any such deficiency;

(g)	the Corporation may apply any dividends or other distributions paid or payable on or in respect of the Liened Shares in repayment of the Shareholder Debt;

(h)	where the Liened Shares are redeemable pursuant to the Articles or may be repurchased at a price determined pursuant to the terms of any Unanimous Shareholder Agreement, the Corporation may redeem or repurchase all or any part of the Liened Shares and apply the redemption or repurchase price to the Shareholder Debt; and

(i)	the Corporation may refuse to register a transfer of all or part of the Liened Shares until the Shareholder Debt is paid.

(2)	In exercising one or more of the rights granted in Section ~~8.11(1~~8.12(1), the Corporation shall not prejudice or surrender any other rights of enforcement of its lien which may by law be available to it, or any other remedy available to the Corporation for collection of the Shareholder Debt, and the Defaulting Shareholder shall remain liable for any deficiency remaining.

Section 9 - MEETINGS OF SHAREHOLDERS

. . .

9.11	~~9.11~~ Quorum

~~Subject to any Unanimous Shareholder Agreement, a quorum~~At all meetings of shareholders ~~is present at a meeting of shareholders irrespective of the number of persons actually present at~~, except where otherwise provided by the Act, the ~~meeting, if at least two shareholders are present~~presence, in person, by remote communication, if applicable, or ~~represented~~ by proxy duly authorized, of the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business. A quorum need not be present throughout the meeting provided that a quorum is present at the opening of the meeting. If a quorum is not present at the time appointed for the meeting or within a reasonable time after that the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

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APPENDIX B - BOARD MANDATE

CANOPY GROWTH CORPORATION

BOARD OF DIRECTORS MANDATE

1.	Appointment

Directors of Canopy Growth Corporation (“CGC”) are elected annually by CGC’s shareholders and, together with those appointed to fill vacancies or appointed as additional directors throughout the year, collectively constitute CGC’s Board of Directors (the “Board”). The Board subsequently elects a chairperson of the Board (the “Chairperson”).  In the event that the Chairperson is not an “independent director” as such term is defined under the standards and requirements promulgated by all applicable regulatory bodies exercising control over CGC, including Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market (an “Independent Director”), the Board will elect a Lead Director. At all times, a majority of the Board shall be comprised of directors who are Independent Directors.

2.	Mandate

In addition to the duties of directors of a Canadian corporation as prescribed by statute, the Board is responsible for the stewardship of CGC, overseeing its operations and supervising CGC’s management (“Management”), which is responsible for the day- to-day conduct of the business.

Specifically, the Board shall:

a)	review and approve standards for CGC in terms of moral and ethical norms, as well as interpersonal relationships and corporate social responsibility;
b)	satisfy itself, to the extent feasible, as to the integrity of the Chief Executive Officer (the “CEO”) and the Chief Financial Officer as well as any other “executive officer” as such term is defined under Rule 3b-7 promulgated under the U.S. Securities Exchange Act of 1934, as amended (collectively, the “Senior Executives”), and that the CEO and other Senior Executives create a culture of integrity throughout CGC;
c)	monitor compliance with CGC’s Code of Business Conduct and Ethics (the “Code”) and, as appropriate, grant any waivers to the Code;
d)	appoint/terminate the CEO pursuant to the recommendations of the Corporate Governance, Compensation and Nominating Committee;
e)	approve the compensation plan for the CEO and the other Senior Executives annually and any special bonuses to be paid to such individuals pursuant to the recommendations of the Corporate Governance, Compensation and Nominating Committee;
f)	review and approve equity-based plans, any related agreements or amendments to such plans (the “Plans”) and any awards under such Plans pursuant to the recommendations of the Corporate Governance, Compensation and Nominating Committee;
g)	review and approve the corporate compensation plan, significant employee benefit programs and any material changes to such plans and programs pursuant to the recommendations of the Corporate Governance, Compensation and Nominating Committee;
h)	oversee all matters relating to the legal, regulatory and financial integrity of CGC;

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i)	interface, as required, with CGC’s independent auditors;
j)	recommend to shareholders for their ratification, pursuant to the determination of the Audit Committee, the appointment of auditors;
k)	adopt, and annually review, pursuant to the recommendation of the Corporate Governance, Compensation and Nominating Committee, a system of corporate governance policies and practices, which are set forth in this Mandate;
l)	approve the corporate communications policy and Insider Trading Policy, and oversee their effective implementation, with primary emphasis on non-selective disclosure and communication with shareholders;
m)	review and approve major organizational changes and significant new human resource policies/programs or material changes to existing human resource polices/programs;
n)	ensure the protection and advancement of shareholder value;
o)	oversee CGC’s internal control and management information systems;
p)	adopt a strategic planning process and approve, on an annual basis, a strategic plan which takes into account the opportunities and risks of the business;
q)	approve the annual operating plan;
r)	approve CGC’s quarterly and annual financial results and MD&A, management proxy circulars and their publication;
s)	approve CGC’s dividend policy, if any, and any dividend payments;
t)	approve significant business expansions, alliances, joint ventures, mergers and acquisitions;
u)	set expectations and responsibilities of directors, including basic duties and responsibilities with respect to attendance at Board meetings and advance review of Board meeting materials;
v)	appoint the Chairperson of the Board (and Lead Director if required) annually or as otherwise required;
w)	consider, annually, which individuals should be nominated to the Board, based on the advice of the Corporate Governance, Compensation and Nominating Committee;
x)	annually conduct a self-evaluation to determine whether it and its committees are functioning effectively; and
y)	annually review and reassess this Board Mandate and any other documents used by the Board in fulfilling its responsibilities.

3.	Board Compensation

It is CGC’s policy to compensate non-management directors competitively relative to comparable companies and to align directors’ interests with the long-term interests of CGC’s shareholders. The Corporate Governance, Compensation and Nominating Committee will recommend annually to the full Board for its consideration, the form and amounts of compensation and benefits for non-management directors. In its deliberations, the Corporate Governance, Compensation and Nominating Committee and the Board shall consider whether the levels of director compensation could impair independence and shall critically evaluate any consulting, charitable contribution or other potential indirect compensation arrangements. In addition, the Corporate Governance, Compensation and Nominating Committee and the Board shall seek to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director. Directors who are current employees of CGC receive no additional compensation for Board service.

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4.	Board Access to Management

Board members shall have complete access to CGC’s management and are encouraged to make regular contact. Board members are normally expected to inform the CEO prior to contacting any member of management on any substantive matter. Members, however, are not expected to inform the CEO that they are contacting members of management regarding the normal activities of their Board committees. Board members shall use sound business judgment to ensure that such contact is not distracting.

5.	Director Orientation and Continuing Education

The Corporate Governance, Compensation and Nominating Committee shall ensure that newly elected directors and committee members receive effective and comprehensive orientation, and that all directors are provided continuing education opportunities, both to maintain and enhance their skills and abilities as directors and, as applicable, committee members, and to ensure their knowledge and understanding of CGC’s business remains current.

6.	Succession Planning

CGC understands the importance of succession planning. The Corporate Governance, Compensation and Nominating Committee shall annually review and recommend to the Board the succession plan for the CEO and the other senior executives. Taking into consideration such recommendation, the Board shall periodically analyze the current management, identify possible successors to the CEO, and timely develop a succession plan including the succession in the event of an emergency or retirement of the CEO. The plan shall be reviewed by the entire Board, and reviewed periodically thereafter.

7.	Committees

CGC’s current committee structure includes the following committees: Audit; and Corporate Governance, Compensation and Nominating Committee. The mandates of each standing committee are reviewed periodically by the Corporate Governance, Compensation and Nominating Committee with a view to delegating to committees the authority of the Board concerning specified matters appropriate to such committees. The members of each committee, and from amongst each such committee’s members, the chairperson of each committee, are appointed by the Board annually. The CEO, Chief Financial Officer and Chief Legal Officer shall attend committee meetings upon the respective committee’s request and, subject to a committee requesting otherwise, the Corporate Secretary, or their designee, shall act as secretary at all committee meetings.

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8.	Qualifications and Procedures

At least twenty-five percent of the directors shall be “resident Canadians” as defined by the Canada Business Corporations Act.

The independent directors shall meet at regularly scheduled sessions at least quarterly without Management present.

The Board may retain such outside consultants and advisors (at CGC’s expense), as it deems necessary from time to time to fulfill its duties and responsibilities.

9.	Individual Directors

The Board is made up of directors from diverse professional and personal backgrounds with both a broad spectrum of experience and expertise, and a reputation for business acumen and integrity. Potential new directors are assessed on their individual qualifications in the context of the needs of the Board. Individual directors are also expected to:

a)	prepare for each Board and committee meeting;
b)	maintain a satisfactory Board and committee meeting attendance record of no less than 75% in the aggregate, subject to recusal by the Board or relevant committee;
c)	participate fully and frankly in Board deliberations and discussions;
d)	demonstrate a willingness to listen to others’ opinions and consider them;
e)	be willing to raise tough questions in a manner that encourages open discussion;
f)	establish an effective, independent and respected presence on the Board and a collegial relationship with other directors;
g)	focus inquiries on issues related to strategy, policy and results rather than day-to- day issues of corporate management;
h)	think, speak and act independently;
i)	be willing to risk rapport with the Chairperson, Lead Director (if one is elected) and other directors in taking a reasoned, independent position;
j)	participate on committees and become knowledgeable about the duties, purpose and goals of each committee;
k)	become knowledgeable about CGC’s business and the industry in which it operates;
l)	participate in director orientation and development programs;
m)	maintain a current understanding of the regulatory, legislative, business, social and political environments in which CGC operates;
n)	become acquainted with CGC’s Senior Executives; and
o)	visit CGC’s offices when appropriate.

Last Approved by the Board: May 27, 2021

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BROKER ADDRESS
123 ANY STREET
ANY CITY/PROVINCE A1A 1A1

LOGO HERE

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ANYCITY PR A1A 1A1
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PROXY FORM

Annual and Special Meeting
Canopy Growth Corporation

WHEN:
Tuesday, September 14, 2021 at 2:00 pm EDT

WHERE:
www.virtualshareholdermeeting.com/WEED2021

STEP 1 REVIEW YOUR VOTING OPTIONS

ONLINE: VOTE AT **PROXYVOTE.COM** USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW.

SCAN TO VIEW MATERIAL AND VOTE NOW ➔

BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: **ENGLISH: 1-800-474-7493** OR **FRENCH: 1-800-474-7501**

BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED.

REMINDER: PLEASE REVIEW THE INFORMATION / PROXY STATEMENT BEFORE VOTING.

G-V502122020

CONTROL NO.:➔

PROXY DEPOSIT DATE: September 10, 2021 at 2:00 pm EDT

The control number has been assigned to you to identify your shares for voting.

You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares.

INSTRUCTIONS:

1. **This Form of Proxy is solicited by and on behalf of the board of directors of the issuer.**
2. You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person:
   - Write the name of your designate on the "Appointee" line and provide a unique **APPOINTEE IDENTIFICATION NUMBER** for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or
   - Go to ProxyVote.com and insert the name of your designate in the "Change Appointee(s)" section and provide a unique **APPOINTEE IDENTIFICATION NUMBER** on the voting site for your Appointee to access the Virtual Meeting.

   IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.
3. This Form of Proxy confers discretionary authority to vote with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof.

   This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein.
4. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required.
5. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf.

   If you vote by Internet or telephone, do not mail back this Form of Proxy.
6. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder.
7. This Form of Proxy will be voted as directed by the shareholder. **If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy statement, except in the case of your appointment of an Appointee.**
8. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy statement.
9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate.
10. If the items listed in the management proxy statement are different from the items listed on the other side of this form, the management proxy statement will be considered correct.
11. This Form of Proxy should be read in conjunction with the accompanying management proxy statement.

PLEASE SEE OVER

PROXY FORM

Canopy Growth Corporation

MEETING TYPE: Annual and Special Meeting
MEETING DATE: Tuesday, September 14, 2021 at 2:00 pm EDT
RECORD DATE: July 21, 2021
PROXY DEPOSIT DATE: September 10, 2021 at 2:00 pm EDT **CUID:**
ACCOUNT NO: **CUSIP:**

CONTROL NO.: →

STEP 2 APPOINT A PROXY (OPTIONAL)

APPOINTEE(S): David Klein, or failing him, Mike Lee, or failing him, Phil Shaer

Change Appointee

If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique **APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES** for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the statement for the Meeting. You can also change your Appointee online at www.proxyvote.com.

You **MUST** provide your Appointee the **EXACT NAME** and an **EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER** to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the **EXACT NAME** and **EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER** you enter below.

PLEASE PRINT APPOINTEE NAME INSIDE THE BOX → ☐
MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY

CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE → ☐☐☐☐☐☐☐☐
MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY

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STEP 3 COMPLETE YOUR VOTING DIRECTIONS

ITEM(S): *VOTING RECOMMENDATIONS ARE INDICATED BY* **HIGHLIGHTED TEXT** *OVER THE BOXES* (FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

Item			
1A Election of Director: Judy A. Schmeling	**FOR** ☐	WITHHOLD ☐	
1B Election of Director: David Klein	**FOR** ☐	WITHHOLD ☐	
1C Election of Director: Robert L. Hanson	**FOR** ☐	WITHHOLD ☐	
1D Election of Director: David Lazzarato	**FOR** ☐	WITHHOLD ☐	
1E Election of Director: William A. Newlands	**FOR** ☐	WITHHOLD ☐	
1F Election of Director: James A. Sabia, Jr.	**FOR** ☐	WITHHOLD ☐	
1G Election of Director: Theresa Yanofsky	**FOR** ☐	WITHHOLD ☐	
02 The re-appointment of KPMG LLP, Chartered Professional Accountants, as the Company's auditor and independent registered public accounting firm for the fiscal year 2021 and authorizing the directors of the Company to fix their remuneration.	**FOR** ☐	WITHHOLD ☐	
03 To confirm and ratify and certain amendments to the company's by-laws, including an increase in the quorum requirements for meetings of Shareholders and other amendments of a housekeeping nature, that were previously approved by the Board of Directors.	**FOR** ☐	AGAINST ☐	ABSTAIN ☐
04 To adopt, on an advisory (non-binding) basis, a resolution approving the compensation of the Company's named executive officers, as described in the proxy statement.	**FOR** ☐	AGAINST ☐	ABSTAIN ☐

STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED

SIGNATURE(S) ***INVALID IF NOT SIGNED***

M M D D Y Y